                                        OMNISOURCE-SM-
                   GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                         HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                        P.O. BOX 2999
                               HARTFORD, CONNECTICUT 06104-2999
[LOGO]                             TELEPHONE (800) 861-1408

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This Prospectus describes information you should know before you enroll for coverage under the OmniSource-SM- group flexible premium variable life insurance policy. Please read it carefully.

The OmniSource-SM- group flexible premium variable life insurance policy is a contract issued by Hartford Life and Annuity Insurance Company to an employer or a trust sponsored by an employer. We will issue you a certificate of insurance that describes your rights, benefits, obligations and options under the group policy, including your payment of premiums and our payment of a death benefit to your beneficiaries. Your certificate is:

X Flexible premium, because you have options when selecting the timing and amounts of your premium payments.

X Variable, because the value of your life insurance coverage may fluctuate with the performance of the underlying Portfolio(s).

After you enroll, you allocate your payments to separate divisions of our separate account, known as Investment Divisions. The current Investment Divisions available are:

            INVESTMENT DIVISION                                       PURCHASES SHARES OF:
--------------------------------------------       ----------------------------------------------------------
Alger American Small Capitalization           --   Alger American Small Capitalization Portfolio of The Alger
  Investment Division                              American Fund
Alger American Growth Investment Division     --   Alger American Growth Portfolio of The Alger American Fund
BT EAFE-Registered Trademark- Equity Index    --   EAFE-Registered Trademark- Equity Index Fund of the BT
  Investment Division                              Insurance Funds Trust
BT Equity 500 Index Investment Division       --   Equity 500 Index Fund of the BT Insurance Funds Trust
BT Small Cap Index Investment Division        --   Small Cap Index Fund of the BT Insurance Funds Trust
Fidelity Variable Insurance Products Fund     --   High Income Portfolio of the Variable Insurance Products
  High Income Investment Division                  Fund
Fidelity Variable Insurance Products Fund     --   Equity-Income Portfolio of the Variable Insurance Products
  Equity-Income Investment Division                Fund
Fidelity Variable Insurance Products Fund     --   Overseas Portfolio of the Variable Insurance Products Fund
  Overseas Investment Division
Fidelity Variable Insurance Products Fund II  --   Asset Manager Portfolio of the Variable Insurance Products
  Asset Manager Investment Division                Fund II
Hartford Capital Appreciation Investment      --   Class IA of Hartford Capital Appreciation HLS Fund, Inc.
  Division
Hartford Bond Investment Division             --   Class IA of Hartford Bond HLS Fund, Inc.
Hartford Money Market Investment Division     --   Class IA of Hartford Money Market HLS Fund, Inc.
J.P. Morgan Bond Investment Division          --   J.P. Morgan Bond Portfolio of the J.P. Morgan Series Trust
                                                   II
J.P. Morgan Equity Investment Division        --   J. P. Morgan Equity Portfolio of the J.P. Morgan Series
                                                   Trust II
J.P. Morgan Small Company Investment          --   J.P. Morgan Small Company Portfolio of the J. P. Morgan
  Division                                         Series Trust II
J.P. Morgan International Opportunities       --   J.P. Morgan International Opportunities Portfolio of the
  Investment Division                              J.P. Morgan Series Trust II
MSDW Universal Funds Fixed Income Investment  --   Fixed Income Portfolio of the Morgan Stanley Dean Witter
  Division                                         Universal Funds, Inc.
MSDW Universal Funds High Yield               --   High Yield Portfolio of the Morgan Stanley Dean Witter
  Investment Division                              Universal Funds, Inc.
MSDW Universal Funds Equity Growth            --   Equity Growth Portfolio of the Morgan Stanley Dean Witter
  Investment Division                              Universal Funds, Inc.
MSDW Universal Funds Value Investment         --   Value Portfolio of the Morgan Stanley Dean Witter
  Division                                         Universal Funds, Inc.
MSDW Universal Funds Global Equity            --   Global Equity Portfolio of the Morgan Stanley Dean Witter
  Investment Division                              Universal Funds, Inc.
MSDW Universal Funds Emerging Markets Equity  --   Emerging Markets Equity Portfolio of the Morgan Stanley
  Investment Division                              Dean Witter Universal Funds, Inc.

            INVESTMENT DIVISION                                       PURCHASES SHARES OF:
--------------------------------------------       ----------------------------------------------------------
Neuberger Berman Advisers Management Trust    --   Limited Maturity Bond Portfolio of the Neuberger Berman
  Limited Maturity Bond Investment Division        Advisers Management Trust
Neuberger Berman Advisers Management Trust    --   Balanced Portfolio of the Neuberger Berman Advisers
  Balanced Investment Division                     Management Trust
Neuberger Berman Advisers Management Trust    --   Partners Portfolio of Neuberger Berman Advisers Management
  Partners Investment Division                     Trust

If you decide to enroll for coverage under this group life insurance policy, you should keep this Prospectus for your records.

The Hartford prospectus included in this OmniSource-SM- Prospectus contains information relating to all of the Funds they offer. Not all of the Funds in the Hartford prospectus are available to you. Please review this OmniSource-SM-product prospectus for details regarding available Funds.

Although we file this Prospectus with the Securities and Exchange Commission, the Commission doesn't approve or disapprove these securities or determine if the information is truthful or complete. Anyone who represents that the Securities and Exchange Commission does these things may be guilty of a criminal offense.

This Prospectus can also be obtained from the Securities and Exchange Commission's Website (HTTP://WWW.SEC.GOV).
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PROSPECTUS DATED: MAY 3, 1999
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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    3
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                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
 SUMMARY OF BENEFITS AND RISKS.........................................    5
   Benefits of Your Policy.............................................    5
   Risks of Your Policy................................................    5
 FEE TABLES............................................................    6
 ABOUT US..............................................................    7
   Hartford Life and Annuity Insurance Company.........................    7
   ICMG Registered Variable Life Separate Account One..................    7
   The Funds...........................................................    7
 CHARGES AND DEDUCTIONS................................................   10
   Deductions From Premium.............................................   10
     Front-End Sales Load..............................................   10
     Premium Tax Charge................................................   10
     DAC Tax Charge....................................................   10
   Deductions From Investment Value....................................   10
     Monthly Deduction Amount..........................................   10
     Mortality and Expense Risk Charge.................................   11
 YOUR CERTIFICATE......................................................   11
   Ownership Rights....................................................   11
   Beneficiary.........................................................   11
   Assignment..........................................................   12
   Statements..........................................................   12
   Issuance of Your Certificate........................................   12
   Right to Examine the Certificate....................................   12
 PREMIUMS..............................................................   12
   Premium Payment Flexibility.........................................   12
   Allocation of Premium Payments......................................   12
   Accumulation Units..................................................   13
   Accumulation Unit Values............................................   13
   Premium Limitation..................................................   13
 DEATH BENEFITS AND POLICY VALUES......................................   14
   Values Under the Certificate........................................   14
     Cash Surrender Value..............................................   14
     Investment Value..................................................   14
   Death Benefits......................................................   14
     Minimum Death Benefit Testing Procedures..........................   14
     Death Benefits Options............................................   14
     Payment Options...................................................   15
     Increases and Decreases in Face Amount............................   15
     Benefits at Maturity..............................................   15
 MAKING WITHDRAWALS FROM THE CERTIFICATE...............................   15
   Surrender...........................................................   15
   Partial Withdrawals.................................................   16
 TRANSFERS AMONG INVESTMENT DIVISIONS..................................   16
   Amount and Frequency of Transfers...................................   16
   Transfers to or from Investment Divisions...........................   16
   Asset Rebalancing...................................................   16
   Dollar Cost Averaging...............................................   17
   Procedures for Telephone Transfers..................................   17
   Processing of Transactions..........................................   17
 LOANS.................................................................   17
   Loan Interest.......................................................   18
   Credited Interest...................................................   18
   Loan Repayments.....................................................   18

4                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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
                                                                         PAGE
                                                                         ----
   Termination Due to Excessive Debt...................................   18
   Effect of Loans on Investment Value.................................   18
 LAPSE AND REINSTATEMENT...............................................   18
   Lapse and Grace Period..............................................   18
   Reinstatement.......................................................   18
 TERMINATION OF POLICY.................................................   19
 CONTRACT LIMITATIONS..................................................   19
   Partial Withdrawals.................................................   19
   Transfers of Account Value..........................................   19
   Face Amount Increases or Decreases..................................   19
   Valuation of Payments and Transfers.................................   19
   Deferral of Payments................................................   19
 CHANGES TO CONTRACT OR SEPARATE ACCOUNT...............................   19
   Modification of Policy..............................................   19
   Substitution of Funds...............................................   19
   Change in Operation of the Separate Account.........................   19
   Separate Account Taxes..............................................   20
 SUPPLEMENTAL BENEFITS.................................................   20
   Maturity Date Extension Rider.......................................   20
 OTHER MATTERS.........................................................   20
   Reduced Charges for Eligible Groups.................................   20
   Our Rights..........................................................   20
   Limit on Right to Contest...........................................   20
   Misstatement as to Age or Sex.......................................   20
   Assignment..........................................................   20
   Dividends...........................................................   21
 YEAR 2000.............................................................   21
   In General..........................................................   21
   Internal Year 2000 Efforts and Timetable............................   21
   Third Party Year 2000 Efforts and Timetable.........................   21
   Year 2000 Costs.....................................................   21
   Risks and Contingency Plans.........................................   22
 TAXES.................................................................   22
   General.............................................................   22
   Taxation of Hartford and the Separate Account.......................   22
   Income Taxation of Certificate Benefits.............................   22
   Modified Endowment Contracts........................................   23
   Diversification Requirements........................................   23
   Ownership of the Assets in the Separate Account.....................   24
   Tax Deferral During Accumulation Period.............................   24
   Federal Income Tax Withholding......................................   24
   Other Tax Considerations............................................   24
 PERFORMANCE RELATED INFORMATION.......................................   24
 LEGAL PROCEEDINGS.....................................................   25
 GLOSSARY OF SPECIAL TERMS.............................................   26
 WHERE YOU CAN FIND MORE INFORMATION...................................   27

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    5
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                              SUMMARY OF BENEFITS
                                   AND RISKS

                            BENEFITS OF YOUR POLICY

    FLEXIBILITY -- We designed the Policy to be flexible to meet your specific life insurance needs. You have the flexibility to choose death benefit options, investment options, and premiums you pay.

    DEATH BENEFIT -- We will pay a death benefit to your beneficiary if the Insured dies while the Certificate is in force. You select one of two death benefit options. These options are:

1.  Option A -- Under Option A the death benefit is equal to the larger of:

    - The Face Amount; and

    - The Variable Insurance Amount.

2.  Option B -- Under Option B the death benefit is equal to the larger of:

    - The Face Amount plus the Cash Value; and

    - The Variable Insurance Amount.

    We reduce the death benefit by any money you owe us, such as outstanding Loans or Loan interest. You may change your death benefit option under certain circumstances. You may also increase or decrease the Face Amount on your Certificate under certain circumstances.

    INVESTMENT OPTIONS -- You may invest in up to 20 different Investment Divisions, from a choice of 25 Investment Divisions available under your Certificate. You may transfer money among the Investment Divisions, subject to restrictions.

    PREMIUM PAYMENTS -- You have the flexibility to choose when and in what amounts you pay premiums.

    RIGHT TO EXAMINE YOUR CERTIFICATE -- For 10 days after you receive your Certificate, you may cancel it without paying a sales charge. Some states provide a longer examination period.

    WITHDRAWALS -- You may withdraw all or part of amounts available under your Certificate, subject to certain limitations.

    LOANS -- You may take a Loan under the Certificate. The Certificate secures the Loan.

    PAYMENT OPTIONS -- Your beneficiary may choose to receive the proceeds due under the Certificate,

    - in a lump sum; or

    - over a period of time by using one of several payment options.

    DOLLAR COST AVERAGING -- You may elect to allocate your Net Premiums among the Investment Divisions using the dollar cost averaging option program. The main objective of this program is to minimize the impact of short-term price fluctuations to allow you to take advantage of market fluctuations.

    ASSET REBALANCING -- You may elect to have us automatically reallocate Investment Value periodically in order to maintain a particular percentage allocation among the Investment Divisions that you selected ("Asset Rebalancing"). The Investment Value held in each Investment Division will increase or decrease in value at different rates during the relevant period. Asset Rebalancing is intended to reallocate Investment Value from those Investment Divisions that have increased in value to those that have decreased in value.

                              RISKS OF YOUR POLICY

    INVESTMENT PERFORMANCE -- The value of your Certificate will fluctuate with the performance of its Investment Divisions. Your investment options may decline in value, or they may not perform to your expectations. We do not guarantee your Investment Value in the Investment Divisions.

    TERMINATION --

    - CERTIFICATE: Your Certificate could terminate if the Cash Surrender Value becomes too low to pay the charges due under the Certificate. If this occurs, Hartford will notify you in writing. You will then have sixty-one
      (61) days to pay additional amounts to prevent the Certificate from terminating.

    - POLICY: Hartford or the employer may terminate participation in the Policy. The party terminating the Policy must provide you with a notice of the termination, at your last known address, at least fifteen (15) days prior to the date of termination.

    PARTIAL WITHDRAWAL LIMITATIONS -- We limit you to twelve (12) partial withdrawals per Coverage Year. These withdrawals will reduce your Cash Surrender Value, may reduce your death benefit, and may be subject to a processing charge.

    TRANSFER LIMITATIONS -- We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among the Investment Divisions.

    LOANS -- Taking a Loan under your Certificate may increase the risk that your Certificate will lapse, may have a permanent effect on your Investment Value, and may reduce the Death Proceeds.

    ADVERSE TAX CONSEQUENCES -- You may be subject to income tax if you receive any Loans, withdrawals or other amounts under the Certificate. You may also be subject to a 10% penalty tax.

6                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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                                   FEE TABLES

    The following tables describe the MAXIMUM fees and expenses that you will pay under the Certificate.

                            MAXIMUM TRANSACTION FEES

                                                                                                      CERTIFICATES FROM WHICH
         CHARGE               WHEN CHARGE IS DEDUCTED                 AMOUNT DEDUCTED                    CHARGE IS DEDUCTED
 ----------------------------------------------------------------------------------------------------------------------------------
 Sales Charge (1)        When you pay premium.               9% of any premium paid for                         All
                                                             Coverage Years 1 through 7, and
                                                             7% of any premium paid in Coverage
                                                             Years 8 and later.
 ----------------------------------------------------------------------------------------------------------------------------------
 Premium Tax Charge      When you pay premium.               Generally, between 0% and 4% of                    All
                                                             any premium you pay. The
                                                             percentage we deduct will vary by
                                                             locale depending on the tax rates
                                                             in effect there.
 ----------------------------------------------------------------------------------------------------------------------------------
 Deferred Acquisition    When you pay premium.               1.25% of each premium you pay. We                  All
 Cost Tax Charge                                             will adjust the charge based on
                                                             changes in the applicable tax law.
 ----------------------------------------------------------------------------------------------------------------------------------
 Transfer Fees           When you make a transfer after the  $50 per transfer.                   Those Certificates with more than
                         12th transfer in any Coverage                                           12 transfers per Contract Year.
                         Year.
 ----------------------------------------------------------------------------------------------------------------------------------
 Partial Withdrawal Fee  When you take a withdrawal after    $25 per partial withdrawal.         Those Certificates where more than
                         the 12th partial withdrawal in any                                      12 partial withdrawals have been
                         Coverage Year.                                                          made per Coverage Year.

(1) The current front end sales load charged is:
   6.75% of any premium paid for Coverage Years 1 through 7, and 4.75% of any premium paid in Coverage Years 8 and later.

The next table describes the maximum fees and expenses that you will pay periodically, not including Fund fees and expenses.

           MAXIMUM ANNUAL CHARGES OTHER THAN FUND OPERATING EXPENSES

                                                                                                      CERTIFICATES FROM WHICH
         CHARGE               WHEN CHARGE IS DEDUCTED                 AMOUNT DEDUCTED                    CHARGE IS DEDUCTED
 ----------------------------------------------------------------------------------------------------------------------------------
 Cost of Insurance                    Monthly.               The charge is the cost of                          All
 Charges                                                     insurance rate times the net
                                                             amount at risk. The cost of
                                                             insurance rates depend on issue
                                                             age, sex, insurance class and
                                                             substandard rating.
 ----------------------------------------------------------------------------------------------------------------------------------
 Mortality and Expense                 Daily.                On an annual basis, .65% of the                    All
 Risk Charge                                                 value of each Investment
                                                             Division's assets.
 ----------------------------------------------------------------------------------------------------------------------------------
 Administrative Charge                Monthly.               $10 per Coverage Month.                            All
 ----------------------------------------------------------------------------------------------------------------------------------
 Rider Charges                        Monthly.               Individualized based on optional    Only those Certificates with
                                                             rider selected.                     benefits provided by rider.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    7
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The next table describes the Fund fees and expenses that you will pay periodically. The table shows the minimum and maximum fees and expenses charged by any of the Funds. The prospectus for each Fund contains more detail concerning each Fund's fees and expenses.

                         ANNUAL FUND OPERATING EXPENSES

                                                                                                        POLICIES FROM WHICH
         CHARGE               WHEN CHARGE IS DEDUCTED                 AMOUNT DEDUCTED                    CHARGE IS DEDUCTED
 ----------------------------------------------------------------------------------------------------------------------------------
 Management Fees         Daily net asset values of a Fund             0.200% to 1.250%           All Certificates, but deductions
                         reflect Management Fees already                                         only from Investment Divisions you
                         deducted from assets of the Fund.                                       selected.
 ----------------------------------------------------------------------------------------------------------------------------------
 Other Expenses          Daily net asset values of a Fund             0.015% to 2.830%           All Certificates, but deductions
                         reflect Other Expenses already                                          only from Investment Divisions you
                         deducted from the assets of the                                         selected.
                         Fund.
 ----------------------------------------------------------------------------------------------------------------------------------
 Total Fund Annual       Daily net asset values of a Fund             0.448% to 3.450%           All Certificates, but deductions
 Expenses                reflect Total Fund Annual                                               only from Investment Divisions you
                         Operating Expenses already                                              selected.
                         deducted from assets of the Fund.

                                    ABOUT US

                           HARTFORD LIFE AND ANNUITY
                               INSURANCE COMPANY

    Hartford Life and Annuity Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                               HARTFORD'S RATINGS

                        EFFECTIVE
                         DATE OF
RATING AGENCY            RATING         RATING         BASIS OF RATING
--------------------  -------------     ------     -----------------------

A.M. Best and
Company, Inc........       1/1/99             A+   Financial performance

                                                   Insurer financial
Standard & Poor's...       6/1/98            AA    strength

Duff & Phelps.......     12/21/98            AA+   Claims paying ability

                         ICMG REGISTERED VARIABLE LIFE
                              SEPARATE ACCOUNT ONE

    The Investment Divisions are separate divisions of our separate account, called ICMG Registered Variable Life Separate Account One (the "Separate Account"). The Separate Account exists to keep your life insurance policy assets separate from our company assets. As such, the investment performance of the Separate Account is independent from the investment performance of our other assets. We use our other assets to pay our insurance obligations under the Policy. We hold your assets in the Separate Account exclusively for your benefit and we may not use them for any other liability of ours. We established the Separate Account on October 9, 1995 under the laws of Connecticut.

    The Separate Account has 25 Investment Divisions dedicated to the Policies. Each of these Investment Divisions invests solely in a corresponding Portfolio of the Funds. You choose the Investment Divisions that meet your investment style. We may establish additional Investment Divisions at our discretion. The Separate Account may include other Investment Divisions that will not be available under the Policy.

                                   THE FUNDS

    The Funds sell shares of the Portfolios to the Separate Account. The Portfolios are set up exclusively for variable annuity and variable life insurance products. The Portfolios are not the same mutual Funds that you buy through your stockbroker or through a retail mutual Fund. However, they may have similar investment strategies and the same portfolio managers as retail mutual Funds.

8                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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    We do not guarantee the investment results of any of the Portfolios. Since each Portfolio has different investment objectives, each is subject to different risks. The prospectuses for the Funds and the Funds' Statement of Additional Information describe these risks and the Portfolio's expenses. We have included the Funds' prospectuses in this Prospectus.

    The following Portfolios are available under your Certificate:

    ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO -- Alger American Small Capitalization Portfolio seeks long-term capital appreciation. It focuses on small, fast growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the Portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P Small Cap 600 Index.

    ALGER AMERICAN GROWTH PORTFOLIO -- Alger American Growth Portfolio seeks long-term capital appreciation. It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests primarily in the equity securities of large companies. The Portfolio considers large companies to have a market capitalization of $1 billion or greater.

    EAFE-REGISTERED TRADEMARK- EQUITY INDEX FUND -- BT
EAFE-Registered Trademark- Equity Index Fund seeks to replicate as closely as possible (before deduction for expenses) the total return of the Europe, Australia, Far East Index (the "EAFE-Registered Trademark- Index"), a capitalization-weighted index containing approximately 1,100 equity securities of companies located outside the United States, by investing in a statistically selected sample of the equity securities included in the EAFE-Registered Trademark- Index. It will invest primarily in equity securities of business enterprises organized and domiciled outside of the United States or for which the principal trading market is outside the United States.

    EQUITY 500 INDEX FUND -- BT Equity 500 Index Fund seeks to replicate as closely as possible (before deduction for expenses) the total return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), an index emphasizing large-capitalization stocks. It will include the common stock of those companies included in the S&P 500, other than Bankers Trust New York Corporation, selected on the basis of computer-generated statistical data, that are deemed representative of the industry diversification of the entire S&P 500.

    SMALL CAP INDEX FUND -- BT Small Cap Index Fund seeks to replicate as closely as possible (before deduction for expenses) the total return of the Russell 2000 Small Stock Index (the "Russell 2000"), an index consisting of 2,000 small-capitalization common stocks. It will include the common stock of companies included in the Russell 2000, on the basis of computer-generated statistical data, that are deemed representative of the industry diversification of the entire Russell 2000.

    VARIABLE INSURANCE PRODUCTS FUND HIGH INCOME PORTFOLIO -- Variable Insurance Products Fund High Income Portfolio seeks high current income primarily through investments in all types of income-producing debt securities, preferred stocks and convertible securities with an emphasis on lower quality debt securities. These domestic and foreign investments may present the risk of default or may be in default.

    VARIABLE INSURANCE PRODUCTS FUND EQUITY-INCOME PORTFOLIO -- Variable Insurance Products Fund Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. This Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks (commonly referred to as "S&P 500"). The Portfolio potentially may invest in lower quality debt securities.

    VARIABLE INSURANCE PRODUCTS FUND OVERSEAS PORTFOLIO -- Variable Insurance Products Fund Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States. International investing involves increased or additional risks compared to investing primarily in domestic equity securities.

    VARIABLE INSURANCE PRODUCTS FUND II ASSET MANAGER PORTFOLIO -- Variable Insurance Products Fund II Asset Manager Portfolio seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term instruments.

    HARTFORD CAPITAL APPRECIATION HLS FUND, INC. -- Hartford Capital Appreciation HLS Fund, Inc. seeks to achieve growth of capital by investing in equity securities selected solely on the basis of potential for capital appreciation.

    HARTFORD BOND HLS FUND, INC. -- Hartford Bond HLS Fund, Inc. seeks to achieve maximum current income consistent with preservation of capital by investing primarily in fixed-income securities. Up to 20% of the total assets of the Portfolio may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor Services, Inc. or "BB" by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Portfolio's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    9
--------------------------------------------------------------------------------

concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Hartford Funds entitled "High Yield -- High Risk Debt Securities."

    HARTFORD MONEY MARKET HLS FUND, INC. -- Hartford Money Market HLS Fund, Inc. seeks to achieve maximum current income consistent with liquidity and preservation of capital.

    J.P. MORGAN BOND PORTFOLIO -- J.P. Morgan Bond Portfolio seeks high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of the Portfolio will fluctuate, the Portfolio attempts to preserve the value of its investments to the extent consistent with its objective. Under normal market conditions, 65% of the Portfolio's, assets will be invested in bonds, debentures and other debt instruments. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies and may invest without limitation in U.S. dollar-denominated securities of foreign issuers.

    J.P. MORGAN EQUITY PORTFOLIO -- J.P. Morgan Equity Portfolio seeks high total return from a portfolio comprised of selected equity securities. The Portfolio invests primarily in the common stock of large and medium capitalization U.S. companies.

    J.P. MORGAN SMALL COMPANY PORTFOLIO -- J.P. Morgan Small Company Portfolio seeks high total return from a portfolio of equity securities of small companies. The Portfolio invests at least 65% of the value of its total assets in the common stock of small U.S. companies primarily with market capitalizations less than $1 billion.

    J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO -- J.P. Morgan International Opportunities Portfolio seeks high total return from a portfolio of equity securities of foreign corporations. Under normal market conditions, the Portfolio will invest in companies from developed markets other than the U.S. The Portfolio's assets may also be invested to a limited extent in companies from emerging markets.

    MSDW UNIVERSAL FUNDS FIXED INCOME PORTFOLIO -- MSDW Universal Funds Fixed Income Portfolio seeks above average total return over a market cycle of three to five years by investing in a diversified portfolio of U.S. government and agency securities, corporate bonds, foreign bonds, mortgage-backed securities of domestic issuers, and other fixed income securities and derivatives and, to a limited extent, high yield securities also known as "junk bonds."

    MSDW UNIVERSAL FUNDS HIGH YIELD PORTFOLIO -- MSDW Universal Funds High Yield Portfolio seeks above average total return over a market cycle of three to five years by investing at least 65% of its total assets in high yield securities of U.S. and foreign issuers including corporate bonds and other fixed income securities. The Portfolio expects to achieve its objective through maximizing current income, although it may seek capital growth opportunities when consistent with its objective.

    MSDW UNIVERSAL FUNDS EQUITY GROWTH PORTFOLIO -- MSDW Universal Funds Equity Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, depositary receipts and other equity securities. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in equity securities.

    MSDW UNIVERSAL FUNDS VALUE PORTFOLIO -- MSDW Universal Funds Value Portfolio seeks above average total return over a market cycle of three to five years by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $1.5 billion.

    MSDW UNIVERSAL FUNDS GLOBAL EQUITY PORTFOLIO -- MSDW Universal Funds Global Equity Portfolio seeks long-term capital appreciation by investing primarily in common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks, depositary receipts and other equity securities of issuers throughout the world, including issuers in the United States.

    MSDW UNIVERSAL FUNDS EMERGING MARKET EQUITY PORTFOLIO -- MSDW Universal Funds Emerging Markets Equity Portfolio seeks long-term capital appreciation by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, sponsored or unsponsored ADRs and other equity securities of emerging market country issuers.

    LIMITED MATURITY BOND PORTFOLIO -- Neuberger Berman Advisers Management Trust Limited Maturity Bond Portfolio seeks to achieve the highest available current income consistent with liquidity and low risk to principal; total return is secondary goal. The Portfolio invests mainly in investment-grade bonds and other debt securities from U.S. government and corporate issuers. To enhance yield and add diversification, the Portfolio may invest up to 10% of its net assets, measured at the time of investment, in fixed-income securities that are below investment grade.

    BALANCED PORTFOLIO -- Neuberger Berman Advisers Management Trust Balanced Portfolio seeks growth of capital and reasonable current income without undue risk to principal. The managers may allocate anywhere from 50% to 70% of assets to stock investments, with the balance allocated to bond investments (at least 25%) and operating cash. The Portfolio's fixed income securities consist primarily of investment-grade bonds and other debt securities.

    PARTNERS PORTFOLIO -- Neuberger Berman Advisers Management Trust Partners Portfolio seeks to achieve
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10                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

capital growth. This Portfolio's investment approach is to invest mainly in common stocks of mid- to large-capitalization companies. The managers look for well-managed companies whose stock prices are believed to be undervalued.

    INVESTMENT ADVISERS -- The Alger American Fund is managed by Fred Alger Management, Inc. BT Insurance Funds Trust is managed by Bankers Trust Global Investment Management, a unit of Bankers Trust Company. Variable Insurance Products Fund and Variable Insurance Products Fund II are managed by Fidelity Management & Research Company. Hartford Capital Appreciation HLS Fund, Inc., Hartford Bond HLS Fund, Inc., and Hartford Money Market HLS Fund, Inc. are collectively the "Hartford Funds" and are managed by HL Investment Advisors, LLP. J.P. Morgan Series Trust II is managed by J.P. Morgan Investment Management Inc. Morgan Stanley Dean Witter Universal Funds, Inc. is managed by either Morgan Stanley Dean Witter Investment Management Inc. or Miller Anderson & Sherrerd, LLP. Neuberger Berman Advisers Management Trust is managed by Neuberger Berman Management Incorporated.

    It is conceivable that, in the future, it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds at the same time. Although we or the Funds currently do not foresee these disadvantages, either to variable life insurance policy owners or to variable annuity policy owners, the Board of Trustees for The Alger American Fund, the Board of Trustees for the BT Insurance Funds, the Board of Trustees for the Fidelity Variable Insurance Products Funds, the Board of Directors for the Hartford Funds, the Board of Trustees for the J.P. Morgan Funds, the Board of Trustees for the Morgan Stanley Dean Witter Universal Funds, and the Board of Trustees for the Neuberger Berman Advisers Management Trust Funds, (collectively, the "Boards") intend to monitor events so that they may identify any material conflicts between the policy owners and determine what action, if any, they should take. If the Boards conclude that they should establish separate Funds for variable annuity and variable life insurance separate accounts, we will bear the expense.

    VOTING RIGHTS -- We will notify you of shareholder's meetings of the Funds purchased by those Investment Divisions you have invested in. We will send you proxy materials and instructions for you to vote the shares held for your benefit by those Investment Divisions. We will arrange for the handling and tallying of proxies received from you or other policy owners. If you give no instructions, we will vote those shares in the same proportion as shares for which we received instructions.

    If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which shares held for your Policy may be voted. After we begin to make payouts to you, the number of votes you have will decrease.

                             CHARGES AND DEDUCTIONS

                            DEDUCTIONS FROM PREMIUM

    We deduct a percentage of your premium payment for a front-end sales load, a premium tax charge and the deferred acquisition cost ("DAC") tax charge before we allocate it to the Investment Divisions. The amount of each premium we allocate to the Investment Divisions is your net premium ("Net Premium").

    FRONT-END SALES LOAD -- The current front-end sales load is 6.75% of any premium paid for Coverage Years 1 through 7 and 4.75% of any premium paid in Coverage Years 8 and later. The maximum front-end sales load is 9% of any premium paid in Coverage Years 1 through 7 and 7% of any premium paid in Coverage Years 8 and later. Front-end sales loads cover expenses related to the sale and distribution of the Certificates.

    PREMIUM TAX CHARGE -- We deduct a tax charge from each premium you pay. The premium tax charge covers taxes assessed against us by a state and/or other governmental entity. The range of this charge, generally, is between 0% and 4%.

    DAC TAX CHARGE -- We deduct 1.25% of each premium to cover a federal premium tax assessed against us. This charge is reasonable in relation to our federal income tax burden, under Section 848 of the Internal Revenue Code of 1986 ("the Code"), resulting from the receipt of premiums. We will adjust this charge based on changes in the applicable tax law.

                        DEDUCTIONS FROM INVESTMENT VALUE

    MONTHLY DEDUCTION AMOUNT -- Each month we will deduct an amount from your Investment Value to pay for the benefits provided under the Certificate. We call this amount the Monthly Deduction Amount and it equals the sum of:

(a) the administrative expense charge;

(b) the charges for cost of insurance;

(c) the charges for additional benefits provided by rider, if any.

    The Monthly Deduction Amount will vary from month to month.
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    Following is an explanation of the administrative expense charge and the charges for cost of insurance and rider benefits.

(a) MONTHLY ADMINISTRATIVE FEE

   We will assess a monthly administrative charge to compensate us for administrative costs in connection with the Certificates. We will initially charge $5 per Coverage Month and we guarantee that the charge will never exceed $10.00 per Coverage Month.

(b) COST OF INSURANCE CHARGE

    The charge for the cost of insurance is equal to:

    (i) the cost of insurance rate per $1,000; multiplied by

    (ii) the net amount at risk; divided by

   (iii) $1,000.

        The net amount at risk equals the death benefit minus the Cash Value on the date we calculate this charge.

        The purpose of the cost of insurance charge is to cover our anticipated mortality costs. The current cost of insurance rates for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Table (ANB), Male or Female, age nearest birthday. We will charge substandard risks a higher cost of insurance rate. The cost of insurance rates for substandard risks will not exceed rates based on a multiple of the 1980 Commissioners Standard Ordinary Mortality Table (ANB), Male or Female, age nearest birthday. In addition, the use of simplified underwriting or guaranteed issue procedures, rather than medical underwriting, may result in a higher cost of insurance charge for some individuals than if medical underwriting procedures were used.

        We will make any changes in the cost of insurance uniformly for all insureds of the same issue ages, sexes, risk classes and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur as a result of the deterioration of the Insured's health.

        The rate class of an Insured affects the cost of insurance rate. We and the employer will agree on the number of rate classes and characteristics of each rate class. The rate classes may vary by smokers and nonsmokers, active and retired status, and/or any other nondiscriminatory classes agreed to by the employer.

(c) RIDER CHARGE

    If the Certificate includes riders, we deduct a charge from the Investment Value on each Processing Date. We specify the applicable charge on the rider. This charge is to compensate us for the anticipated cost of providing the rider benefits.

        For a description of the riders available, see "Supplemental Benefits."

    MORTALITY AND EXPENSE RISK CHARGE -- For assuming mortality and expense risks under the Policy, we deduct a daily charge of .001781% which is equal to
 .65% per year of the value of each Investment Division's assets in all Coverage Years. We may pay an expense credit reflecting a reduction in the mortality and expense risk rate. We will pay these credits at the end of each Coverage Month and will use them to purchase additional Accumulation Units at the end of that Coverage Month.

    Currently, in Coverage Years 1 through 10, we will pay no expense credit. The result is a net annual mortality and expense risk rate of .65%. In Coverage Years 11 and later we will pay an expense credit of .15%. The result is a net annual mortality and expense risk rate of .50%.

    The mortality and expense risk charge is equal to:

    (i) the mortality and expense risk rate; multiplied by

    (ii) the portion of the Cash Value allocated to the Investment Divisions and the Loan Account.

    The mortality risk we assume is that the actual cost of insurance charges specified in the Certificate will be insufficient to meet actual claims. The expense risk we assume is that expenses we incur for issuing and administering the Certificates will exceed the administrative charges we deducted from Investment Value.

    If these charges are insufficient to cover actual costs and assumed risks, the loss will fall on us. However, if the charge proves more than sufficient, we will add any excess to our surplus.

                                YOUR CERTIFICATE

                                OWNERSHIP RIGHTS

    As long as your Certificate is in force, you may exercise all rights under the Certificate while the Insured is alive and you have not named an irrevocable beneficiary.

                                  BENEFICIARY

    You name the beneficiary in your enrollment form for the Certificate. You may change the beneficiary (unless irrevocably named) while the Insured is alive by notifying us, in writing. If no beneficiary is living when the Insured dies, we will pay the Death Proceeds to you if living; or, otherwise, to your estate.
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12                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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                                   ASSIGNMENT

    You may assign your rights under the Certificate. Until you notify us in writing, no assignment is effective against us. We are not responsible for the validity of any assignment.

                                   STATEMENTS

    We will send you a statement at least once each year, showing:

(a) the Certificate's current Cash Value, Cash Surrender Value and Face Amount;

(b) the premiums paid, Monthly Deduction Amounts and any Loans since your last statement;

(c) the amount of any outstanding Debt;

(d) any notifications required by the provisions of your Certificate; and

(e) any other information required by the Insurance Department of the state where we delivered your Certificate.
                          ISSUANCE OF YOUR CERTIFICATE

    To purchase a Certificate you must submit an enrollment form to our Customer Service Center. The specific form you complete will depend on the underwriting classification and plan design of the Policy. Generally, we will only issue a Certificate on the lives of Insureds between the ages of 20 and 79 who supply evidence of insurability satisfactory to us. In addition, we will not issue a Certificate with a Face Amount of less than the minimum Face Amount. Acceptance is subject to our underwriting rules and we reserve the right to reject an enrollment form for any reason. If we accept your enrollment form, your Certificate will become effective on the Coverage Date only after we receive all outstanding delivery requirements and the initial premium payment shown in your Certificate.

    In the event you are exchanging an existing contract(s) for a new Certificate under Section 1035 of the Internal Revenue Code, the Coverage Date will be the date that you make the 1035 exchange. You make this 1035 exchange by assigning the existing contract(s) to us and completing an enrollment form. Upon receipt of the assignment form, we will surrender the existing contract(s) for its cash surrender value. We will apply the surrender proceeds we receive as premium to the Certificate. During the time between the Coverage Date and the date we receive the cash surrender value of the existing contract(s) or a premium payment, there will be no gap in coverage. We will make charges and deductions (other than those of the Portfolios) for this period; however, you will not experience investment returns.

                        RIGHT TO EXAMINE THE CERTIFICATE

    You have a limited right to return your Certificate for cancellation. You may deliver or mail the Certificate to us or to the agent who sold you the Certificate within ten (10) calendar days after delivery of the Certificate to you. Some states provide for a longer period.

    In the event you return your Certificate, we will return to you within seven
(7) days of our receipt of the Certificate, either:

    (i) the total amount of premiums; or

    (ii) the Cash Value plus charges deducted under the Certificate.

    The amount we return depends upon the state we issued your Certificate in.

                                    PREMIUMS

                          PREMIUM PAYMENT FLEXIBILITY

    You have considerable flexibility as to when, in what amounts and what level of premiums, within a range determined by us, you pay under the Certificate. You choose a premium once you have determined the level and pattern of the death benefit.

    Your Certificate specifies the minimum initial premium amount you must pay on the Coverage Date. You may pay additional premiums at any time, subject to the premium limitations set by the Internal Revenue Code. For details on these premium limitations see, "Premium Limitation." You have the right to pay additional premiums of at least $100.00 at any time, unless otherwise agreed to by us.

    Your Certificate may lapse if the value of your Certificate becomes insufficient to cover the Monthly Deduction Amounts. If this happens you may pay additional premiums in order to prevent your Certificate from terminating. For details see, "Lapse and Reinstatement."

                         ALLOCATION OF PREMIUM PAYMENTS

    During the right to examine period, we allocate your initial premium payment in accordance with state law requirements. If you choose to cancel your Certificate, some states require the return of your initial premium, while others require the return of the Certificate's Cash Value.

- STATE OF ISSUE REQUIRES RETURN OF INITIAL PREMIUM

  If the state of issue of your Certificate requires that we return your initial premium, we will, when we issue your Certificate and until the end of the right to examine period, allocate your initial Net Premium to the Hartford
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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   13
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  Money Market Investment Division. Upon the expiration of the right to examine period, we will, at a later date, invest the initial Net Premium according to your initial allocation instructions. However, any accrued interest will remain in the Hartford Money Market Investment Division if you selected it as an initial allocation option. This later date is the later of:

    1.  ten (10) calendar days after we receive the Initial Premium; and

    2. the date we receive the final requirements to put the Certificate in force.

    We will allocate any additional premiums received prior to this later date to the Hartford Money Market Investment Division.

- STATE OF ISSUE REQUIRES RETURN OF CERTIFICATE'S CASH VALUE

  If the state of issue of your Certificate requires that we return the Certificate's Cash Value, we will allocate the initial Net Premium among your chosen Investment Divisions. In this case you will bear full investment risk for any amounts we allocate to the Investment Division during the right to examine period. This automatic immediate investment feature only applies if specified in your Certificate. Please check with your agent to determine the status of your Certificate.

    You may change the Net Premium allocation if you notify us in writing. Portions you allocate to the Investment Divisions must be whole percentages of 5% or more. We will allocate subsequent Net Premiums among Investment Divisions according to your most recent instructions, subject to the following:

    - If we receive a premium and your most recent allocation instructions would violate the 5% requirement, we will allocate the Net Premium among the Investment Divisions according to your previous premium allocation; and

    - If the asset rebalancing option is in effect, we will allocate Net Premiums accordingly, until you terminate this option. (See "Transfers Among Investment Divisons -- Asset Rebalancing.")

    You will receive several different types of notification that explain what your current premium allocation is. The Certificate shows the initial allocation you chose on the enrollment form. In addition, we will send you written confirmation, after we receive your premium payment, that shows you how we allocated your premium. A Certificate's annual statement will also summarize your current premium allocation.

                               ACCUMULATION UNITS

    We use Net Premiums allocated to the Investment Divisions to credit Accumulation Units under the Certificates.

    We determine the number of Accumulation Units in each Investment Division to be credited under the Certificate (including the initial allocation to the Hartford Money Market Investment Division) as follows:

1. Multiply the Net Premium by the appropriate allocation percentage to determine the portion we will invest in the Investment Division; then

2. Divide each portion to be invested in an Investment Division by the Accumulation Unit value of that particular Investment Division we computed following the receipt of the payment.

    Deductions made for the monthly deduction amount on each Processing Date will reduce the number of Accumulation Units under the Certificate. (See "Deductions from Investment Value -- Monthly Deduction Amount.")

                            ACCUMULATION UNIT VALUES

    The Accumulation Unit value for each Investment Division will vary daily to reflect the investment experience and charges of the applicable Portfolio, as well as the daily deduction for mortality and expense risks. We will determine the Accumulation Unit value on each Valuation Day by multiplying the Accumulation Unit value of the particular Investment Division on the preceding Valuation Day by a net investment factor for that Investment Division for the Valuation Period then ended. The net investment factor for each of the Investment Divisions is equal to the net asset value per share of the corresponding Portfolio at the end of the Valuation Period (plus the per share amount of any dividend or capital gain distributions paid by that Portfolio in the Valuation Period then ended) divided by the net asset value per share of the corresponding Portfolio at the beginning of the Valuation Period, less the daily deduction for the mortality and expense risks assumed by us.

                               PREMIUM LIMITATION

    If we receive premiums that would cause the Certificate to fail to meet the definition of a life insurance policy in accordance with the Code, we will refund the excess premium payments. We will refund such premium payments and any applicable interest no later than sixty (60) days after the end of a Coverage Year.

    We will accept a premium payment that results in an increase in the death benefit greater than the amount of the premium, only after we approve evidence of insurability.
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14                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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                               DEATH BENEFITS AND
                                 POLICY VALUES

                          VALUES UNDER THE CERTIFICATE

    CASH SURRENDER VALUE -- As with traditional life insurance, each Certificate will have a Cash Surrender Value. The Cash Surrender Value is equal to the Cash Value, less Debt, less any charges accrued but not deducted. There is no minimum guaranteed Cash Surrender Value. The Cash Value equals the value in the Investment Divisions plus the Loan Account Value.

    INVESTMENT VALUE -- Each Certificate will also have an Investment Value. The Investment Value of a Certificate changes on a daily basis and will be computed on each Valuation Day. The Investment Value will vary to reflect the investment experience of the Investment Divisions, Monthly Deduction Amounts and any amounts transferred to the Loan Account to secure a Loan.

    The Investment Value of a particular Certificate is related to the net asset value of the Portfolios associated with the Investment Divisions to which Net Premiums on the Certificate have been allocated. The total Investment Value in the Investment Divisions on any Valuation Day is calculated by multiplying the number of Accumulation Units in each Investment Division as of the Valuation Day by the current Accumulation Unit value of that Investment Division and then summing the result for all the Investment Divisions. The Investment Value equals the sum of the values of the assets in the Investment Divisions. See "Premiums -- Accumulation Unit Values."

                                 DEATH BENEFITS

    As long as the Certificate remains in force, the Certificate provides for the payment of the Death Proceeds to the named beneficiary when the Insured under the Certificate dies. The Death Proceeds payable to the beneficiary equal the death benefit less any Debt outstanding under the Certificate plus any rider benefits payable. The death benefit depends on the death benefit option you select and is determined as of the date of the death of the Insured.

    MINIMUM DEATH BENEFIT TESTING PROCEDURES -- Section 7702 of the Code defines alternative testing procedures, the guideline premium test ("GPT") and the cash value accumulation test ("CVAT") in order to meet the definition of life insurance under the Code. See "Taxes -- Income Taxation of Certificate Benefits." Each Certificate must qualify under either the GPT or the CVAT. Prior to issue, you choose the procedure under which a Certificate will qualify. Once you choose either the GPT or the CVAT to test a Certificate, it cannot be changed while the Certificate is in force.

    Under both testing procedures, there is a minimum death benefit required at all times equal to the Variable Insurance Amount. This is necessary in order for the Certificate to meet the current federal tax definition of life insurance, which places limitations on the amount of premiums that may be paid and the Cash Values that can accumulate relative to the death benefit. The factors used to determine the Variable Insurance Amount depend on the testing procedure chosen and are in the Certificate.

    Under the GPT, there is also a maximum amount of premium that may be paid with respect to each Certificate.

    Use of the CVAT can be advantageous if you intend to maximize the total amount of premiums paid under a Certificate. An offsetting consideration, however, is that the factors we use to determine the Variable Insurance Amount are higher under the CVAT, which can result in a higher death benefit over time and a higher total cost of insurance.

    DEATH BENEFITS OPTIONS -- Regardless of the minimum death benefit testing procedure chosen, there are two death benefit options: Death Benefit Option A and Death Benefit Option B.

1. Under Death Benefit Option A, the death benefit is the greater of (a) the Face Amount and (b) the Variable Insurance Amount.

2. Under Death Benefit Option B, the death benefit is the greater of (a) the Face Amount plus the Cash Value and (b) the Variable Insurance Amount.

    Regardless of which death benefit option you select, the maximum amount payable will be the Death Proceeds.

    OPTION CHANGE

    While the Certificate is in force, you may change the death benefit option you selected. You must make your request to change your death benefit option in writing and during the lifetime of the Insured.

    CHANGE FROM OPTION A TO OPTION B -- If the change is from Death Benefit Option A to Death Benefit Option B, the Insured must provide us with satisfactory evidence of insurability. The Face Amount after the change will be equal to the Face Amount before the change, less the Cash Value on the effective date of the change.

    CHANGE FROM OPTION B TO OPTION A -- If the change is from Death Benefit Option B to Death Benefit Option A, the Face Amount after the change will be equal to the Face Amount before the change plus the Cash Value on the effective date of change.

    Any change in the selection of a death benefit option will become effective at the beginning of the Coverage Month following our approval of the change. We will notify you when we have made the change.
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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   15
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    PAYMENT OPTIONS -- We may pay the Death Proceeds under the Certificate in a lump sum or we may apply the proceeds to one of our payment options. The minimum amount that may be placed under a payment option is $5,000 unless we consent to a lesser amount. Once payments under payment options 2, 3 or 4 begin, you may not surrender the Certificate to receive a lump sum settlement in place of the life insurance payments. The following options are available under the
Certificate:

FIRST OPTION -- Interest Income

    Payments of interest at the rate we declare, but not less than 3% per year, on the amount applied under this option.

SECOND OPTION -- Income of Fixed Amount

    Equal payments of the amount chosen until the amount applied under this option, with interest of not less than 3% per year, is exhausted. The final payment will be for the balance remaining.

THIRD OPTION -- Payments for a Fixed Period

    An amount payable monthly for the number of years selected which may be from 1 to 30 years.

FOURTH OPTION -- Life Income

  LIFE ANNUITY -- an annuity payable monthly during the lifetime of the annuitant and terminating with the last monthly payment due preceding the death of the annuitant. Under this option, it is possible that only one monthly annuity payment would be made, if the annuitant died before the second monthly annuity payment was due.

  LIFE ANNUITY WITH 120 MONTHLY PAYMENTS CERTAIN -- an annuity providing monthly income to the annuitant for a fixed period of 120 months and for as long thereafter as the annuitant shall live.

    The fourth payment option is based on the 1983a Individual Annuity Mortality Table set back one year and a net investment rate of 3% per annum. The amount of each payment under this option will depend upon the age of the annuitant at the time the first payment is due. If any periodic payment due any payee is less than $200, we may make payments less often. The first, second and third payment options are based on a net investment rate of 3% per annum. We may, however, from time to time, at our discretion if mortality appears more favorable and interest rates justify, apply other tables that will result in higher monthly payments for each $1,000 applied under one or more of the four payment options.

    We may agree to other arrangements for income payments.

    INCREASES AND DECREASES IN FACE AMOUNT -- The minimum Face Amount of the Certificate is $50,000. At any time after purchasing a Certificate, you may request a change in the Face Amount by making a written request to us at our Customer Service Center.

    You must request an increase in the Face Amount in writing to us. All requests are subject to evidence of insurability satisfactory to us and subject to our current rules. Any increase we approve will be effective on the Processing Date following the date we approve the request. The Monthly Deduction Amount on the first Processing Date on or after the effective date of the increase will reflect a charge for the increase.

    A decrease in the Face Amount will be effective on the first Processing Date following the date we receive the request. Decreases must reduce the Face Amount by at least $25,000, and the remaining Face Amount must not be less than $50,000. We will apply decreases:

(a) to the most recent increase; then

(b) successively to each prior increase, and then

(c) to the initial Face Amount.

    We reserve the right to limit the number of Face Amount increases or decreases made under the Certificate to no more than one in any twelve (12) month period.

    BENEFITS AT MATURITY -- If the Insured is living on the coverage maturity date ("Maturity Date"), we will pay you the Cash Surrender Value on the date you surrender the Certificate. However, on the Maturity Date, the Certificate will terminate and we will have no further obligations under the Certificate.

                            MAKING WITHDRAWALS FROM
                                THE CERTIFICATE

                                   SURRENDER

    At any time prior to the Maturity Date, provided the Certificate is in effect and has a Cash Surrender Value, you may choose, without the consent of the beneficiary (provided the designation of the beneficiary is not irrevocable) to surrender the Certificate and receive the full Cash Surrender Value from us. To surrender a Certificate, you must submit a written request for surrender to us. We will determine the Cash Surrender Value as of the Valuation Day we receive the request, in a written form satisfactory to us, at our Customer Service Center, or the date that you request, whichever is later.

    The Cash Surrender Value is the net amount available upon surrender of the Certificate and equals the Cash Value, minus Debt, minus any charges accrued but not yet deducted. We will terminate the Certificate on the date of receipt of the written request, or the date you request the surrender to be effective, whichever is later.

    We may pay the Cash Surrender Value in cash or you may allocate it to any other payment option agreed upon by us.
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16                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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                              PARTIAL WITHDRAWALS

    At any time before the Maturity Date, and subject to our rules then in effect, we allow twelve (12) partial withdrawals per Coverage Year without charge. However, we allow only one (1) partial withdrawal between any successive Processing Dates. The minimum partial withdrawal allowed is $500.00. The maximum partial withdrawal is an amount equal to the sum of the Cash Surrender Value plus outstanding Debt, multiplied by .90, minus outstanding Debt.

    We currently impose a charge for processing partial withdrawals in excess of twelve (12) per Coverage Year. This charge is the lesser of:

- 2% of the amount withdrawn; and

- $25.00.

    A partial withdrawal will reduce the Cash Surrender Value, Cash Value and Investment Value. Any partial withdrawal will permanently affect the Cash Surrender Value and may permanently affect the death benefit payable. If Death Benefit Option A is in effect, we reduce the Face Amount by the amount of the partial withdrawal. Unless specified otherwise, we will deduct partial withdrawals on a Pro Rata Basis from the Investment Divisions. A Pro Rata Basis is an allocation method based on the proportion of the Investment Value in each Investment Division. You must submit requests for partial withdrawals to us in writing. The effective date of a partial withdrawal will be the Valuation Day closest to the date that we receive the request, in writing, at our Customer Service Center. If your Certificate is deemed to be a modified endowment contract, a 10% penalty tax may be imposed on income distributed before the insured attains age 59 1/2. See "Taxes -- Modified Endowment Contracts."

                                TRANSFERS AMONG
                              INVESTMENT DIVISIONS

                       AMOUNT AND FREQUENCY OF TRANSFERS

    Upon request and as long as the Certificate is in effect, you may transfer amounts among the Investment Divisions up to twelve (12) times per Coverage Year without charge. Transfers in excess of twelve (12) per Coverage Year will be subject to a charge of $50 per transfer deducted from the amount of the transfer. You must make transfer requests in writing on a form that we approve or by telephone in accordance with established procedures. Our rules then in effect will limit the amounts that you may transfer. The amounts that you transfer must be in whole percentages of 5% or more, unless otherwise agreed to by us. Currently, the minimum value of Accumulation Units that you may transfer from one Investment Division to another is the lesser of:

- $500; and

- the total value of the Accumulation Units in the Investment Division.

    The value of the remaining Accumulation Units in the Investment Division must equal at least $500. If, after an ordered transfer, the value of the remaining Accumulation Units in an Investment Division would be less than $500, we will transfer the entire remaining amount.

    Currently there are no restrictions on transfers other than those described in this Prospectus. We reserve the right in the future to impose additional restrictions on transfers.

                   TRANSFERS TO OR FROM INVESTMENT DIVISIONS

    In the event of a transfer from an Investment Division, we will reduce the number of Accumulation Units that we credit to that Investment Division. We will determine the reduction by dividing:

1.  the amount transferred by,

2. the Accumulation Unit value for that Investment Division on the Valuation Day we receive your written request for transfer.

    In the event of a transfer to an Investment Division, we will increase the number of Accumulation Units credited. The increase will equal:

1.  the amount transferred divided by,

2. the Accumulation Unit value for that Investment Division determined on the Valuation Day we receive your written request.

                               ASSET REBALANCING

    Subject to our current rules, you may authorize us to automatically reallocate Investment Value periodically in order to maintain a particular percentage allocation among the Investment Divisions that you have selected. This reallocation is known as Asset Rebalancing. The Investment Value held in each Investment Division will increase or decrease in value at different rates during the relevant period. Asset Rebalancing is intended to reallocate Investment Value from those Investment Divisions that have increased in value to those that have decreased in value.

    To elect Asset Rebalancing, we must receive a written request from you. If you elect Asset Rebalancing, you must include all Investment Value in the automatic reallocation. The percentages that you select under Asset Rebalancing will override any prior percentage allocations that you have chosen and we will allocate all future Net Premiums accordingly. We will count all transfers made pursuant to Asset
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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   17
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Rebalancing on the same day as one (1) transfer toward the twelve (12) transfers per Coverage Year that we permit without charge. Once elected, you may instruct us, in a written form satisfactory to us, at any time to terminate the option.
In addition, we will terminate your participation in Asset Rebalancing if you make any transfer outside of Asset Rebalancing.

                             DOLLAR COST AVERAGING

    You may elect to allocate your Net Premiums among the Investment Divisions under the dollar cost averaging option program ("DCA Program"). If you choose to participate in the DCA Program, we will deposit your Net Premiums into the Hartford Money Market Investment Division. Each month, we will withdraw amounts from that Division and allocate them to the other Investment Divisions in accordance with your allocation instructions. The transfer date will be the monthly anniversary of your first transfer under your initial DCA election. We will make the first transfer within five (5) business days after we receive your initial election, either in writing or by telephone, subject to the telephone transfer procedures described in this Prospectus.

    We will allocate your Net Premium to the Investment Divisions that you specify, in the proportions that you specify. If, on any transfer date, your Investment Value that we have allocated to the Hartford Money Market Investment Division is less than the amount you have elected to transfer, we will terminate your participation in the DCA Program. Any transfers made in connection with the DCA Program must be whole percentages of 5% or more, unless we otherwise agree. In addition, transfers made under the DCA Program count toward the twelve (12) transfers per coverage year that we permit you without charge.

    You may also cancel your DCA election by notifying us in writing.

    The main objective of the DCA Program is to minimize the impact of short-term price fluctuations. The DCA Program allows you to take advantage of market fluctuations. Since we transfer the same dollar amount to other Investment Divisions at set intervals, the DCA Program allows you to purchase more Accumulation Units when prices are low and fewer Accumulation Units when prices are high. Therefore, you may achieve a lower average cost per Accumulation Unit over the long-term. However, it is important to understand that a DCA Program does not assure a profit or protect against loss in a declining market. If you choose to participate in the DCA Program you should have the financial ability to continue making investments through periods of low price levels.

    You cannot make transfers under Asset Rebalancing and participate in the DCA Program at the same time.

                       PROCEDURES FOR TELEPHONE TRANSFERS

    You may make telephone transfers in two ways. You may directly contact a customer service representative. You may in the future also request access to an electronic service known as a Voice Response Unit (VRU). The VRU will permit the transfer of monies among the Investment Divisions and change of the allocation of future payments. If you intend to conduct telephone transfers through the VRU, you will be asked to complete a Telephone Authorization Form.

    We will undertake reasonable procedures to confirm that instructions communicated by telephone are genuine. Before a customer service representative accepts any request, the caller will be asked for his or her social security number and address. All calls will also be recorded. A Personal Identification Number (PIN) will be assigned to all owners who request VRU access. The PIN is selected by and known only to you. Proper entry of the PIN is required before any transactions will be allowed through the VRU. Furthermore, all transactions performed over the VRU, as well as with a customer service representative, will be confirmed by us through a written letter. Moreover, all VRU transactions will be assigned a unique confirmation number which will become part of the Certificate's history. We are not liable for any loss, cost or expense for action on telephone instructions which are believed to be genuine in accordance with these procedures.

                           PROCESSING OF TRANSACTIONS

    Generally, we process your transactions only on a Valuation Day. We will process requests that we receive on a Valuation Day before the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on that same day, except as otherwise indicated in this Prospectus. We will process requests that we receive after the close of the NYSE as of the next Valuation Day.

                                     LOANS

    As long as the Certificate is in effect, you may obtain without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), a cash Loan from us. The maximum Loan amount is equal to the sum of the Cash Surrender Value plus outstanding Debt, multiplied by .90, minus outstanding Debt.

    We will transfer the amount of each Loan on a Pro Rata Basis from each of the Investment Divisions (unless you specify otherwise) to the Loan Account. We use the Loan Account to ensure that any outstanding Debt remains fully secured by the Investment Value.
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18                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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                                 LOAN INTEREST

    Interest will accrue daily on outstanding Debt at the adjustable loan interest rate indicated in the Certificate. We will transfer the difference between the value of the Loan Account and any outstanding Debt from the Investment Divisions to the Loan Account on each Certificate Anniversary. Interest payments are due as shown in the Certificate. If you do not pay interest within five (5) days of its due date, we will add it to the amount of the Loan as of its due date.

    The maximum adjustable loan interest rate we may charge for Loans is the greater of:

- 5%; and
- the Published Monthly Average for the calendar month two (2) months prior to the date on which we determine the adjustable loan interest rate.

    The Published Monthly Average means the "Moody's Corporate Bond Yield Average -- Monthly Average Corporate" as published by Moody's Investors Service, Inc. or any successor to that service. If that monthly average is no longer published, a substitute average will be used.

                               CREDITED INTEREST

    We will credit interest on amounts in the Loan Account for Coverage Years 1 through 10 at a rate equal to the adjustable loan interest rate, minus 1%. We will credit interest on amounts in the Loan Account for Coverage Years 11 and later at a rate equal to the adjustable loan interest rate, minus .20%.

                                LOAN REPAYMENTS
    You can repay any part of or the entire Loan at any time. We will allocate the amount of the Loan repayment to your chosen Investment Divisions on a Pro Rata Basis, determined as of the date of the Loan repayment. Unless specified otherwise, we will treat any additional premium payments that we receive during the period when a Loan is outstanding as Loan repayments.

                       TERMINATION DUE TO EXCESSIVE DEBT

    If total outstanding Debt equals or exceeds the Cash Surrender Value, the Certificate will terminate thirty-one (31) calendar days after we have mailed notice to your last known address and that of any assignees of record. If you do not make sufficient Loan repayment by the end of this 31-day period, the Certificate will terminate without value.

                      EFFECT OF LOANS ON INVESTMENT VALUE

    A Loan, whether or not repaid, will have a permanent effect on the Investment Value because the investment results of each Investment Division will apply only to the amount remaining in such Investment Divisions. The longer a Loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for Funds held in the Loan Account, your Investment Value will not increase as rapidly as it would have had no Loan been made. If the Investment Divisions earn less than the Loan Account, your Investment Value will be greater than it would have been had no Loan been made. Also, if not repaid, the aggregate amount of outstanding Debt will reduce the Death Proceeds and Cash Surrender Value.

                            LAPSE AND REINSTATEMENT

                             LAPSE AND GRACE PERIOD

    We provide a sixty-one (61) calendar day grace period, from the date we mail you notice that the Cash Surrender Value is insufficient to pay the charges due under the Certificate. Unless you have given us written notice of termination in advance of the date of termination of the Certificate, insurance will continue in force during this period. You will be liable to us for all unpaid charges due under the Certificate for the period that the Certificate remains in force.

    In the event that total outstanding Debt equals or exceeds the Cash Surrender Value, the Certificate will terminate thirty-one (31) calendar days after we have mailed notice to your last known address and that of any assignees of record. If you do not make sufficient Loan repayment by the end of this 31-day period, the Certificate will end without value.

                                 REINSTATEMENT

    Prior to the death of the Insured, and unless (i) the Policy is terminated or (ii) the Certificate has been surrendered for cash, we may reinstate the Certificate prior to the Maturity Date, provided:

(a) you make your request within three (3) years of the date of lapse. Some states provide a longer period; and

(b) you submit satisfactory evidence of insurability to us.

    We will not require evidence of insurability, if you reinstate your Certificate within one (1) month after the end of the 61-calendar day grace period, provided the Insured is alive.

    To reinstate your Certificate, you must remit a premium payment large enough to keep the coverage under the Certificate in force for at least three (3) months following the date of reinstatement. The Face Amount of the reinstated Certificate cannot exceed the Face Amount at

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   19
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the time of lapse. The Investment Value on the reinstatement date will reflect:

(a) The Investment Value at the time of termination; plus

(b) Net Premiums attributable to premiums paid at the time of reinstatement.

    Upon reinstatement, you must repay or carry over to the reinstated certificate any Debt at the time of termination.

                             TERMINATION OF POLICY

    The employer or we may terminate participation in the Policy. The party initiating the termination must provide notice of such termination to each owner of record, at his or her last known address, at least fifteen (15) days prior to the date of termination. In the event of such termination, we will not accept any new enrollment forms for new Insureds on or after the date that we receive or send notice of discontinuance, whichever is applicable. In addition, we will not issue any new Certificates. If you discontinue premium payments, we will continue insurance coverage under the Certificate as long as the Cash Surrender Value is sufficient to cover the charges due. We will not continue the coverage under the Certificate beyond attained age 100. Attained age means the Insured's age on the birthday nearest to the Coverage Date plus the period since the Coverage Date. In addition, we will not continue any optional benefit rider beyond the Certificate's date of termination. If the Policy is discontinued or amended to discontinue the eligible class to which an Insured belongs (and if the coverage on the Insured is not transferred to another insurance carrier), any Certificate then in effect will remain in force under the discontinued Policy, provided you have not canceled or surrendered it, subject to our qualifications then in effect. You will then pay Certificate premiums directly to us.

                              CONTRACT LIMITATIONS

                              PARTIAL WITHDRAWALS

    We limit you to twelve (12) partial withdrawals per Coverage Year.

                           TRANSFERS OF ACCOUNT VALUE

    We reserve the right to limit the size of transfers and remaining balances and to limit the number and frequency of transfers among the Investment Divisions.

                       FACE AMOUNT INCREASES OR DECREASES

    We reserve the right to limit the number of Face Amount increases or decreases made under the Certificate to no more than one (1) in any twelve (12) month period.

                      VALUATION OF PAYMENTS AND TRANSFERS

    We value the Certificate on every Valuation Day. We will generally pay Death Proceeds, Cash Surrender Values, partial withdrawals, and Loan amounts attributable to the Investment Divisions within seven (7) calendar days after we receive all the information needed to process the payment unless the New York Stock Exchange is closed for some reason other than a regular holiday or Weekend, trading is restricted by the Securities and Exchange Commission ("SEC") or the SEC declares that an emergency exists.

                              DEFERRAL OF PAYMENTS

    We may defer payment of any Cash Surrender Values, withdrawals and loan amounts that are not attributable to the Investment Divisions for up to six (6) months from the date of the request. If we defer payment for more than thirty
(30) days, we will pay you interest.

                             CHANGES TO CONTRACT OR
                                SEPARATE ACCOUNT

                             MODIFICATION OF POLICY

    The only way we may modify the policy is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries, or Assistant Secretaries.

                             SUBSTITUTION OF FUNDS

    We reserve the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Securities and Exchange Commission.

                  CHANGE IN OPERATION OF THE SEPARATE ACCOUNT

    We may modify the operation of the Separate Account to the extent permitted by law, including deregistration under the securities laws.
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20                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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                             SEPARATE ACCOUNT TAXES

    Currently, we do not make a charge to the Separate Account for federal, state and local taxes that may be allocable to the Separate Account. In the future, we may begin to charge the Separate Account for federal, state and local taxes if the applicable federal, state or local tax laws that impose tax on us and/or the Separate Account change. We may make charges for other taxes that are imposed on the Separate Account.

                             SUPPLEMENTAL BENEFITS

    The following supplemental benefit may in the future be included in a Certificate, subject to our current restrictions and limitations.

                         MATURITY DATE EXTENSION RIDER

    We will extend the Maturity Date (the date on which the Certificate will mature), to the date of death of the Insured. Certain death benefit and premium restrictions apply. See "Taxes -- Income Taxation of Certificate Benefits."

                                 OTHER MATTERS

                      REDUCED CHARGES FOR ELIGIBLE GROUPS

    We may reduce certain of the charges and deductions described above for Policies issued in connection with a specific plan, in accordance with our current internal policies as of the date we approve the application for a policy. To qualify for such a reduction, a plan must satisfy certain criteria, e.g., as to size of the plan, expected number of participants and anticipated premium payment from the plan. Generally, the sales contacts and effort, administrative costs and mortality cost per policy vary, based on such factors as the size of the plan, the purposes for which policies are purchased and certain characteristics of the plan's members. The amount of reduction and the criteria for qualification will be reflected in the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying plans. We may modify, from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in the Separate Account.

                                   OUR RIGHTS

    We reserve the right to take certain actions in connection with our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws (including obtaining any required approval of the Securities and Exchange Commission). If necessary, we will seek your approval.

    Specifically, we reserve the right to:

- Add or remove any Investment Division;

- Create new separate accounts;

- Combine the Separate Account with one or more other separate accounts;

- Operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

- Deregister the Separate Account under the 1940 Act;

- Manage the Separate Account under the direction of a committee or discharge such committee at any time;

- Transfer the assets of the Separate Account to one or more other separate accounts; and

- Restrict or eliminate any of your voting rights or of any other persons who have voting rights as to the Separate Account.

    We also reserve the right to change the name of the Separate Account.

                           LIMIT ON RIGHT TO CONTEST

    We may not contest the validity of the Certificate after it has been in effect during the Insured's lifetime for two (2) years from the Issue Date. If we reinstate the Certificate, the 2-year period is measured from the date of reinstatement. Any increase in the Face Amount as a result of a premium payment is contestable for 2 years from its effective date. In addition, if the Insured commits suicide in the 2-year period, or such period as specified in state law, the death benefit payable will be limited to the premiums paid less any outstanding Debt and partial withdrawals.

                         MISSTATEMENT AS TO AGE OR SEX

    If the age or sex of the Insured is incorrectly stated, we will appropriately adjust the amount of all benefits payable, as specified in the Certificate.

                                   ASSIGNMENT

    The Certificate may be assigned as collateral for a loan or other obligation. We are not responsible for any payment made or action taken before receipt of written notice of such assignment. You must file proof of interest with any claim under a collateral assignment.
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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   21
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                                   DIVIDENDS

    No dividends will be paid under the Certificates.

                                   YEAR 2000

                                   IN GENERAL

    The Year 2000 issue relates to the ability or inability of computer hardware, software and other information technology (IT) systems, as well as non-IT systems, such as equipment and machinery with imbedded chips and microprocessors, to properly process information and data containing or related to dates beginning with the year 2000 and beyond. The Year 2000 issue exists because, historically, many IT and non-IT systems that are in use today were developed years ago when a year was identified using a two-digit date field rather than a four-digit date field. As information and data containing or related to the century date are introduced to date sensitive systems, these systems may recognize the year 2000 as "1900", or not at all, which may result in systems processing information incorrectly. This, in turn, may significantly and adversely affect the integrity and reliability of information databases of IT systems, may cause the malfunctioning of certain non-IT systems, and may result in a wide variety of adverse consequences to a company. In addition, Year 2000 problems that occur with third parties with which a company does business, such as suppliers, computer vendors, distributors and others, may also adversely affect any given company.

    The integrity and reliability of Hartford's IT systems, as well as the reliability of its non-IT systems, are integral aspects of Hartford's business. Hartford issues insurance policies, annuities, mutual funds and other financial products to individual and business customers, nearly all of which contain date sensitive data, such as policy expiration dates, birth dates and premium payment dates. In addition, various IT systems support communications and other systems that integrate Hartford's various business segments and field offices. Hartford also has business relationships with numerous third parties that affect virtually all aspects of Hartford's business, including, without limitation, suppliers, computer hardware and software vendors, insurance agents and brokers, securities broker-dealers and other distributors of financial products, many of which provide date sensitive data to Hartford, and whose operations are important to Hartford's business.

                    INTERNAL YEAR 2000 EFFORTS AND TIMETABLE

    Beginning in 1990, Hartford began working on making its IT systems Year 2000 ready, either through installing new programs or replacing systems. Since January 1998, Hartford's Year 2000 efforts have focused on the remaining Year 2000 issues related to IT and non-IT systems in all of Hartford's business segments. These Year 2000 efforts include the following five main initiatives:
(1) identifying and assessing Year 2000 issues; (2) taking actions to remediate IT and non-IT systems so that they are Year 2000 ready; (3) testing IT and non-IT systems for Year 2000 readiness; (4) deploying such remediated and tested systems back into their respective production environments; and (5) conducting internal and external integrated testing of such systems. As of December 31, 1998, Hartford substantially completed initiatives (1) through (4) of its internal Year 2000 efforts. Hartford has begun initiative (5) and management currently anticipates that such activity will continue into the fourth quarter of 1999.

                  THIRD PARTY YEAR 2000 EFFORTS AND TIMETABLE

    Hartford's Year 2000 efforts include assessing the potential impact on Hartford of third parties' Year 2000 readiness. Hartford's third party Year 2000 efforts include the following three main initiatives: (1) identifying third parties which have significant business relationships with Hartford, including, without limitation, insurance agents, brokers, third party administrators, banks and other distributors and servicers of financial products, and inquiring of such third parties regarding their Year 2000 readiness; (2) evaluating such third parties' responses to Hartford's inquiries; and (3) based on the evaluation of third party responses (or a third party's failure to respond) and the significance of the business relationship, conducting additional activities with respect to third parties as determined to be necessary in each case. These activities may include conducting additional inquiries, more in-depth evaluations of Year 2000 readiness and plans, and integrated IT systems testing. Hartford has completed the first third party initiative and, as of early 1999, had substantially completed evaluating third party responses received. Hartford has begun conducting the additional activities described in initiative (3) and management currently anticipates that it will continue to do so through the end of 1999. However, notwithstanding these third party Year 2000 efforts, Hartford does not have control over these third parties and, as a result, Hartford cannot currently determine to what extent future operating results may be adversely affected by the failure of these third parties to adequately address their Year 2000 issues.

                                YEAR 2000 COSTS

    The costs of Hartford's Year 2000 program that were incurred through the year ended December 31, 1997 were not material to Hartford's financial condition or results of operations. The after-tax costs of Hartford's Year 2000 efforts for the year ended December 31, 1998 were approximately $3 million. Management currently estimates that after-tax costs related to the Year 2000 program to be incurred in 1999 will be less than $10 million. These costs are being expensed as incurred.
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22                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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                          RISKS AND CONTINGENCY PLANS
    If significant Year 2000 problems arise, including problems arising with third parties, failures of IT and non-IT systems could occur, which in turn could result in substantial interruptions in Hartford's business. In addition, Hartford's investing activities are an important aspect of its business and Hartford may be exposed to the risk that issuers of investments held by it will be adversely impacted by Year 2000 issues. Given the uncertain nature of Year 2000 problems that may arise, especially those related to the readiness of third parties discussed above, management cannot determine at this time whether the consequences of Year 2000 related problems that could arise will have a material impact on Hartford's financial condition or results of operations.

    Hartford is in the process of developing certain contingency plans so that if, despite its Year 2000 efforts, Year 2000 problems ultimately arise, the impact of such problems may be avoided or minimized. These contingency plans are being developed based on, among other things, known or reasonably anticipated circumstances and potential vulnerabilities. The contingency planning also includes assessing the dependency of Hartford's business on third parties and their Year 2000 readiness. Hartford currently anticipates that internal and external contingency plans will be substantially complete by the end of the second quarter of 1999. However, in many contexts, Year 2000 issues are dynamic, and ongoing assessments of business functions, vulnerabilities and risks must be made. As such, new contingency plans may be needed in the future and/or existing plans may need to be modified as circumstances warrant.

                                     TAXES

                                    GENERAL

    Since federal tax law is complex, the tax consequences of purchasing this policy will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this policy is right for you.

    Our general discussion of the tax treatment of this policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this policy cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this policy. For detailed information, you should consult with a qualified tax adviser familiar with your situation.

                            TAXATION OF HARTFORD AND
                              THE SEPARATE ACCOUNT

    The Separate Account is taxed as a part of Hartford, which is taxed as a life insurance company under Part 1 of Subchapter L of Chapter 1 of the Internal Revenue Code ("Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Investment Divisions) are reinvested and are taken into account in determining the value of the Accumulation Units (see "Death Benefits and Policy Values -- Values Under the Certificate"). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Certificate.

    Hartford does not expect to incur any Federal income tax on the earnings or realized capital gains attributable to the Separate Account. Based upon these expectations, no charge is currently being made to the Separate Account for Federal income taxes. If Hartford incurs income taxes attributable to the Separate Account or determines that such taxes will be incurred, it may assess a charge for taxes against the Separate Account.

                    INCOME TAXATION OF CERTIFICATE BENEFITS

    For Federal income tax purposes, the Certificates should be treated as life insurance policies under Section 7702 of the Code. The death benefit under a life insurance policy is excluded from the gross income of the beneficiary. Also, a life insurance policy owner is not taxed on increments in the policy value until the policy is partially or completely surrendered. Section 7702 limits the amount of premiums that may be invested in a policy that is treated as life insurance. Hartford intends to monitor premium levels to assure compliance with the Section 7702 standards.

    During the first fifteen policy years, an "income first" rule generally applies to any distribution of cash that is required under Code Section 7702 because of a reduction in benefits under the Certificate.

    Hartford also believes that any Loan received under a Certificate will be treated as Debt of the owner, and that no part of any Loan under a Certificate will constitute income to the owner. A surrender or assignment of the Certificate may have tax consequences depending upon the circumstances. Owners should consult qualified tax advisers concerning the effect of such changes.

    Federal, state, and local estate tax, inheritance, and other tax consequences of ownership or receipt of Certificate proceeds depend on the circumstances of each owner or beneficiary.
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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   23
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    The Maturity Date Extension Rider allows an owner to extend the Maturity
Date to the date of the death of the Insured. Although Hartford believes that the Certificate will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled Maturity Date, due to the lack of specific guidance on this issue, this result is not certain. If the Certificate is not treated as a life insurance contract for federal income tax purposes after the Maturity Date, among other things, the Death Proceeds may be taxable to the recipient. The owner should consult a competent tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled Maturity Date.

                          MODIFIED ENDOWMENT CONTRACTS

    Code Section 7702A applies an additional test, the "seven-pay" test, to life insurance contracts. A modified endowment contract is a life insurance policy which satisfies the Section 7702 definition of life insurance but fails the seven-pay test of Section 7702A. A policy fails the seven-pay test if the accumulated amount paid into the Certificate at any time during the first seven Coverage Years exceeds the sum of the net level premiums that would have been paid up to that point if the Certificate provided for paid-up future benefits after the payment of seven level annual premiums. Computational rules for the seven-pay test are described in Section 7702A(c).

    A policy that is classified as a modified endowment contract is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income and increments in value are not subject to current taxation. However, withdrawals and loans from a modified endowment contract are treated first as income, then as a recovery of basis. Taxable withdrawals are subject to a 10% additional tax. Generally, only distributions and loans made in the first year in which a policy becomes a modified endowment contract, and in subsequent years, are taxable. However, distributions and loans made in the two years prior to a policy's failing the seven-pay test are deemed to be in anticipation of failure and are subject to tax. In addition, if there is a reduction in benefits under the Certificate within the first seven Coverage years, the seven-pay test is applied as if the Certificate had initially been issued at the reduced benefit level. Any reduction in benefits attributable to the nonpayment of premiums will not be taken into account for purposes of the seven-pay test if the benefits are reinstated within 90 days after the reduction.

    If the Certificate satisfies the seven-pay test for seven years, distributions and loans made thereafter will not be subject to the modified endowment contract rules, unless the Certificate is changed materially. The seven-pay test will be applied anew at any time the Certificate undergoes a material change, which includes an increase in the Face Amount.

    Before assigning, pledging, or requesting a Loan under a Certificate that is a modified endowment contract, an owner should consult a qualified tax adviser.

    All modified endowment contracts that are issued within any calendar year to the same policy owner by one company or its affiliates shall be treated as one modified endowment contract for the purpose of determining the taxable portion of any loan or distribution.

    Hartford has instituted procedures to monitor whether a Certificate may become a modified endowment contract after issue.

                          DIVERSIFICATION REQUIREMENTS

    The Code requires that investments supporting your policy be adequately diversified. Code Section 817 provides that a variable life insurance contract will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a policy is not treated as a life insurance contract, the policy owner will be subject to income tax on annual increases in cash value.

    The Treasury Department's diversification regulations require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

- no more than 70% is represented by any two investments,

- no more than 80% is represented by any three investments and

- no more than 90% is represented by any four investments.

    In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the policy owner must agree to pay the tax due for the period during which the diversification requirements were not met.

    We monitor the diversification of investments in the separate accounts and test for diversification as required by

24                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

the Code. We intend to administer all policies subject to the diversification requirements in a manner that will maintain adequate diversification.

                            OWNERSHIP OF THE ASSETS
                            IN THE SEPARATE ACCOUNT

    In order for a variable life insurance contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the policy owner. It is unclear under what circumstances an investor is considered to have enough control over the assets in the separate account to be considered the owner of the assets for tax purposes.

    The IRS has issued several rulings discussing investor control. These rulings say that certain incidents of ownership by the policy owner, such as the ability to select and control investments in a separate account, will cause the policy owner to be treated as the owner of the assets for tax purposes.

    In its explanation of the diversification regulations, the Treasury Department recognized that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable policy."

    The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, guidance has yet to be issued. We do not know if additional guidance will be issued. If guidance is issued, we do not know if it will have a retroactive effect.

    Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. We reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of assets in the separate account.

                    TAX DEFERRAL DURING ACCUMULATION PERIOD

    Under existing provisions of the Code, except as described below, any increase in an owner's Investment Value is generally not taxable to the Policy Owner unless amounts are received (or are deemed to be received) under the Policy prior to the Insured's death. If the Policy is surrendered or matures, the amount received will be includable in the Policy Owner's income to the extent that it exceeds the Policy Owner's "investment in the contract." (If there is any debt at the time of a surrender, then such debt will be treated as an amount distributed to the owner.) The "investment in the contract" is the aggregate amount of premium payments and other consideration paid for the Policy, less the aggregate amount received previously under the Policy to the extent such amounts received were excluded from gross income. Whether partial withdrawals (or other such amounts deemed to be distributed) from the Policy constitute income to the Policy Owner depends, in part, upon whether the Policy is considered a modified endowment policy for Federal income tax purposes.

                         FEDERAL INCOME TAX WITHHOLDING

    If any amounts are deemed to be current taxable income to the owner, such amounts will be subject to Federal income tax withholding and reporting, pursuant to Section 3405 of the Internal Revenue Code.

                            OTHER TAX CONSIDERATIONS

    Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Certificate ownership and distributions under federal, state and local law.

                        PERFORMANCE RELATED INFORMATION

    The Separate Account may advertise certain performance related information concerning its Investment Divisions. Performance information about an Investment Division is based on the Investment Division's past performance only and is no indication of future performance.

    Each Investment Division may include total return in advertisements, sales literature, and other promotional materials. When an Investment Division advertises its total return, it will usually be calculated for one year, three years, five years, and ten years or some other relevant periods if the Investment Division has not been in existence for at least ten years. Total return may also be calculated for the most recent fiscal quarter and for the period since underlying fund inception. Total return is measured by comparing the value of an investment in the Investment Division at the beginning of the relevant period to the value of the investment at the end of the period.

    The Investment Divisions investing in the Limited Maturity Bond, Balanced and Partners Portfolios of Neuberger Berman Advisers Management Trust may advertise yield in addition to total return. The yield will be computed in the following manner: The net investment income per unit earned during a recent one month period

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   25
--------------------------------------------------------------------------------

is divided by the unit value on the last day of the period. This figure reflects the Certificate charges described below.

    The Investment Division investing in the Hartford Money Market HLS Fund may advertise yield and effective yield. The yield of an Investment Division is based upon the income earned by the Investment Division over a seven-day period and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly, but when annualized, the income earned by the investment is assumed to be reinvested in Division units and thus compounded in the course of a 52-week period. Yield reflects the Certificate charges described below.

    Total return for an Investment Division includes deductions for the maximum sales load charge, mortality and expense risk charge, DAC tax charge, and the administrative expense charge, and is therefore lower than total return at the Portfolio level, where there are no comparable charges. The performance results do not reflect the cost of insurance or any state or local premium taxes. If these charges were included, the total return figures would be lower. Total return may also be calculated to include deductions for Separate Account charges, but not include deductions for the sales load charge, DAC tax charge or any state or local premium taxes. If reflected, the total return figures would reduce the performance quoted. Yield for an Investment Division includes all recurring charges (except sales charges) and is therefore lower than yield at the Portfolio level, where there are no comparable charges.

    We may provide information on various topics to current and prospective owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), plan and trust arrangements, the advantages and disadvantages of investing in tax-advantaged and taxable instruments, current and prospective owner profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and investment alternatives, including comparisons between the Certificates and the characteristics of and market for such alternatives.

                               LEGAL PROCEEDINGS

    The Separate Account is not a party to any pending material legal proceedings.

26                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                           GLOSSARY OF SPECIAL TERMS

    As used in this Prospectus, the following terms have the indicated meanings:

ACCUMULATION UNIT: A unit of measure we use to calculate the value of an Investment Division.

CASH SURRENDER VALUE: The Cash Value, minus Debt, minus accrued charges that we have not deducted.

CASH VALUE: The Investment Value plus the Loan Account Value.

CERTIFICATE: The form evidencing and describing your rights, benefits, and options under the Policy. The Certificate will describe, among other things, (i) the benefits payable upon the death of the named Insured, (ii) to whom the benefits are payable and (iii) the limits and other terms of the Policy as they pertain to the Insured.

CERTIFICATE ANNIVERSARY: An anniversary of the Coverage Date.

COVERAGE DATE: The date insurance under the Certificate is effective as to an Insured and from which we determine Coverage Months and Coverage Years.

COVERAGE MONTH(S): The 1-month period and each successive 1-month period following the Coverage Date.

COVERAGE YEAR(S): The 12-month period and each successive 12-month period following the Coverage Date.

CUSTOMER SERVICE CENTER: The service area of Hartford Life and Annuity Insurance Company located at 100 Campus Drive, Suite 250, Florham Park, New Jersey 07932.

DEATH PROCEEDS: The amount that we will pay on the death of the Insured. This equals the death benefit minus any outstanding Debt plus any rider benefits payable.

DEBT: The aggregate amount of outstanding Loans, plus any interest accrued at the adjustable loan interest rate.

FACE AMOUNT: The minimum death benefit as long as the Certificate is in force. We specify the Face Amount you chose on your Certificate. We may change the Face Amount after certificate issuance on your request or due to a change in death benefit option or a partial withdrawal.

HARTFORD OR US OR WE OR OUR: Hartford Life and Annuity Insurance Company.

INSURED: The person on whose life we issue the Certificate. We identify the Insured in the Certificate.

INVESTMENT DIVISION: A separate division of the Separate Account which invests exclusively in the shares of a specified Portfolio of a Fund.

INVESTMENT VALUE: The sum of the values of assets in the Investment Divisions under the Certificate.

LOAN: Any amount borrowed against the Investment Value under the Certificate.

LOAN ACCOUNT: An account in our general account, established for any amounts transferred from the Investment Divisions for requested loans. The Loan Account credits a fixed rate of interest that is not based on the investment experience of the Separate Account.

LOAN ACCOUNT VALUE: The amounts of the Investment Value transferred to (or from) our general account to secure Loans, plus interest accrued at the daily equivalent of an annual rate equal to the adjustable loan interest rate actually charged, reduced by not more than 1%.

MONTHLY DEDUCTION AMOUNT: The fees and charges deducted from the Investment Value on the Processing Date.

NET PREMIUM: The amount of premium credited to the Investment Divisions.

PROCESSING DATE(S): The day(s) on which we deduct charges from the Investment Value. The first Processing Date is the Coverage Date. There is a Processing Date each month. Later Processing Dates are on the same calendar day as the Coverage Date, or on the last day of any month which has no such calendar date.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The period between the close of business on successive Valuation Days.

VARIABLE INSURANCE AMOUNT: The Cash Value multiplied by the applicable variable insurance factor provided in the Certificate.

YOU OR YOUR: The person or legal entity designated as the owner in the enrollment form or as subsequently changed. This person or legal entity may be someone other than the Insured. You possess all rights under the Policy with respect to the Certificate.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   27
--------------------------------------------------------------------------------

                      WHERE YOU CAN FIND MORE INFORMATION

    You can call your representative with questions or write to us at:

        International Corporate Marketing Group
        Attn: Registered Products
        100 Campus Drive, Suite 250
        Florham Park, NJ 07932

    The Statement of Additional Information, which is attached to this prospectus, contains more information about this life insurance policy. Like this prospectus, it is filed with the Securities and Exchange Commission. You should read the Statement of Additional Information because you are bound by the terms contained in it.

    We file other information with the Securities and Exchange Commission. You may read and copy any document we file at the SEC's public reference room in Washington, DC 20549-6009. Please call the SEC at 1-800-SEC-0330 for further information. Our SEC filings are also available to the public at the SEC's web site at http://www.sec.gov.

                                     PART B

                                     HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
               ICMG REGISTERED VARIABLE LIFE SEPARATE ACCOUNT ONE
                                   OMNISOURCE

    This Statement of Additional Information is not a prospectus. We will send you a prospectus if you write us at International Corporate Marketing Group,
Attn: Registered Products, 100 Campus Drive, Suite 250, Florham Park, NJ 07932.

DATE OF PROSPECTUS: MAY 3, 1999
DATE OF STATEMENT OF ADDITIONAL INFORMATION: MAY 3, 1999

2                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
 GENERAL INFORMATION AND HISTORY.......................................     3
 SERVICES..............................................................     6
 EXPERTS...............................................................     6
 DISTRIBUTION OF THE POLICIES..........................................     6
 ADDITIONAL INFORMATION ABOUT CHARGES..................................     6
 ILLUSTRATION OF BENEFITS..............................................     8
 FINANCIAL STATEMENTS..................................................

STATEMENT OF ADDITIONAL INFORMATION                                            3
--------------------------------------------------------------------------------

                              GENERAL INFORMATION
                                  AND HISTORY

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("HARTFORD")

    Hartford Life and Annuity Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999.

    Hartford Life and Annuity Insurance Company is controlled by Hartford Life Insurance Company, which is controlled by Hartford Life & Accident Insurance Company, which is controlled by Hartford Life Inc., which is controlled by Hartford Accident & Indemnity Company, which is controlled by Hartford Fire Insurance Company, which is controlled by Nutmeg Insurance Company, which is controlled by The Hartford Financial Services Group, Inc. Each of these companies is engaged in the business of insurance and financial services.

    The following table shows a brief description of the business experience of officers and directors of Hartford Life and Annuity Insurance Company:

                                    POSITION WITH HARTFORD;                OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
           NAME                        YEAR OF ELECTION                         FOR PAST FIVE YEARS; OTHER DIRECTORSHIPS
---------------------------  -------------------------------------  ----------------------------------------------------------------
Wendell J. Bossen            Vice President, 1995**                 Vice President (1992-Present), Hartford Life and Accident
                                                                      Insurance Company; Vice President (1992-Present), Hartford
                                                                      Life Insurance Company; President (1992-Present),
                                                                      International Corporate Marketing Group, Inc.

Gregory A. Boyko             Senior Vice President,                 Vice President & Controller (1995-1997), Hartford Life Insurance
                             Director, 1997*                          Company; Director (1997-Present); Senior Vice President
                                                                      (1997-Present), Chief Financial Officer & Treasurer
                                                                      (1997-1998); Vice President & Controller (1995-1997), Hartford
                                                                      Life and Accident Insurance Company; Director (1997-Present);
                                                                      Senior Vice President, Chief Financial Officer & Treasurer
                                                                      (1997-Present); Vice President and Controller (1995-1997),
                                                                      Hartford Life Insurance Company; Senior Vice President, Chief
                                                                      Financial Officer & Treasurer (1997-Present), Hartford Life,
                                                                      Inc.; Chief Financial Officer (1994-1995), IMG American Life;
                                                                      Senior Vice President (1992-1994), Connecticut Mutual Life
                                                                      Insurance Company.

Peter W. Cummins             Senior Vice President, 1997            Vice President (1993-1997), Hartford; Senior Vice President,
                                                                      (1997-Present); Vice President (1989-1997), Hartford Life and
                                                                      Accident Insurance Company; Senior Vice President
                                                                      (1997-Present); Vice President (1989-1997); Senior Vice
                                                                      President (1997-Present); Vice President (1989-1997), Hartford
                                                                      Life Insurance Company.

Timothy M. Fitch             Vice President, 1995                   Vice President (1995-Present); Actuary (1994-Present); Assistant
                             Actuary, 1997                            Vice President (1992-1995), Hartford Life and Accident
                                                                      Insurance Company; Vice President (1995-Present); Actuary
                                                                      (1994-Present); Assistant Vice President (1992-1995), Hartford
                                                                      Life Insurance Company.

4                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                                    POSITION WITH HARTFORD;                OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
           NAME                        YEAR OF ELECTION                         FOR PAST FIVE YEARS; OTHER DIRECTORSHIPS
---------------------------  -------------------------------------  ----------------------------------------------------------------
Mary Jane B. Fortin          Vice President & Chief   Accounting    Vice President & Chief Accounting Office (1998-Present),
                             Officer, 1998                            Hartford Life Insurance Company; Vice President & Chief
                                                                      Accounting Officer, (1998-Present), Royal Life Insurance
                                                                      Company of America; Vice President & Chief Accounting Officer
                                                                      (1998-Present) Alpine Life Insurance Company; Chief Accounting
                                                                      Officer (1997-Present), Hartford Life, Inc.; Director, Finance
                                                                      (1995-1997), Value Health, Inc.; Senior Manager (1993-1995),
                                                                      Coopers and Lybrand; Audit Manager (1993-1996) Arthur Andersen
                                                                      & Co.

David T. Foy                 Senior Vice President &                Senior Vice President (1998-Present), Vice President (1998),
                             Treasurer, 1998                          Assistant Vice President (1995-1998), Hartford; Senior Vice
                                                                      President (1998-Present), Hartford Life and Accident Insurance
                                                                      Company; Director, Strategic Planning Corporate Finance
                                                                      (1995-1996), IA Product Development (1994-1995), Hartford;
                                                                      Various Actuarial Roles (1989-1993) Milliman & Robertson.

Lynda Godkin                 Senior Vice President, 1997            Assistant General Counsel and Secretary (1994-1995), Hartford;
                             General Counsel, 1996                    Director (1997-Present); Senior Vice President (1997-Present);
                             Corporate Secretary, 1996                General Counsel (1996-Present); Corporate Secretary
                             Director, 1997*                          (1995-Present); Associate General Counsel (1995-1996);
                                                                      Assistant General Counsel and Secretary (1994-1995); Counsel
                                                                      (1990-1994), Hartford Life and Accident Insurance Company;
                                                                      Senior Vice President (1997-Present); General Counsel
                                                                      (1996-Present); Corporate Secretary (1995-Present); Director
                                                                      (1997-Present); Associate General Counsel (1995-1996);
                                                                      Assistant General Counsel and Secretary (1994-1995); Counsel
                                                                      (1990-1994), Hartford Life Insurance Company; Vice President
                                                                      and General Counsel (1997-Present), Hartford Life, Inc.

Lois W. Grady                Senior Vice President, 1998            Vice President (1994-1998), Hartford; Senior Vice President
                             Vice President, 1994                     (1998-Present); Vice President (1993-1997); Assistant Vice
                                                                      President (1987-1993), Hartford Life and Accident Insurance
                                                                      Company; Senior Vice President (1998-Present); Vice President
                                                                      (1994-1997); Assistant Vice President (1987-1994), Hartford
                                                                      Life Insurance Company.

Stephen T. Joyce             Vice President, 1997                   Assistant Vice President (1995-1997), Hartford; Assistant Vice
                                                                      President (1994-1997), Hartford Life and Accident Insurance
                                                                      Company; Vice President (1997-Present); Assistant Vice
                                                                      President (1994-1997), Hartford Life Insurance Company.

Michael D. Keeler            Vice President, 1998                   Vice President (1998-Present); Hartford Life and Accident
                                                                      Insurance Company; Vice President (1995-1997), Providian
                                                                      Insurance; Supervisor/ Manager (1985-1995), U.S. West
                                                                      Communications.

STATEMENT OF ADDITIONAL INFORMATION                                            5
--------------------------------------------------------------------------------

                                    POSITION WITH HARTFORD;                OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
           NAME                        YEAR OF ELECTION                         FOR PAST FIVE YEARS; OTHER DIRECTORSHIPS
---------------------------  -------------------------------------  ----------------------------------------------------------------
Robert A. Kerzner            Senior Vice President, 1998            Senior Vice President (1998-Present); Vice President
                             Vice President, 1997                     (1994-1998), Hartford; Senior Vice President (1998-Present);
                                                                      Vice President (1994-1997); Regional Vice President
                                                                      (1991-1994), Hartford Life Insurance Company.

Thomas M. Marra              Executive Vice President, 1996         Senior Vice President (1993-1996); Director of Individual
                             Director, Individual Life and            Annuities (1991-1993), Hartford; Director (1994-Present);
                             Annuity Division, 1993                   Executive Vice President (1995-Present); Director, Individual
                             Director, 1994*                          Life and Annuity Division (1994-Present); Senior Vice
                                                                      President (1994-1995); Vice President (1989-1994); Actuary
                                                                      (1987-1997), Hartford Life and Accident Insurance Company;
                                                                      Director (1994-Present); Executive Vice President
                                                                      (1995-Present); Director, Individual Life and Annuity Division
                                                                      (1994-Present); Senior Vice President (1994-1995); Vice
                                                                      President (1989-1994); Actuary (1987-1995), Hartford Life
                                                                      Insurance Company; Executive Vice President, Individual Life
                                                                      and Annuities (1997-Present), Hartford Life, Inc.

Steven L. Matthieson         Vice President, 1984                   Director of New Business (1984-1997), Hartford.

Craig R. Raymond             Senior Vice President, 1997            Vice President (1993-1997); Assistant Vice President
                             Chief Actuary, 1994                      (1992-1993); Actuary (1989-1994), Hartford; Senior Vice
                                                                      President (1997-Present); Chief Actuary (1995-Present); Vice
                                                                      President (1993-1997); Actuary (1990-1995), Hartford Life and
                                                                      Accident Insurance Company; Senior Vice President
                                                                      (1997-Present); Chief Actuary (1994-Present); Vice President
                                                                      (1993-1997); Assistant Vice President (1992-1993); Actuary
                                                                      (1989-1994), Hartford Life Insurance Company; Vice President
                                                                      and Chief Actuary (1997-Present), Hartford Life, Inc.

Lowndes A. Smith             President, 1989                        Chief Operating Officer (1989-1997), Hartford; Director
                             Chief Executive Officer, 1997            (1981-Present); President (1989-Present); Chief Executive
                             Director, 1985*                          Officer (1997-Present); Chief Operating Officer (1989-1997),
                                                                      Hartford Life and Accident Insurance Company; Director
                                                                      (1981-Present); President (1989-Present), Chief Executive
                                                                      Officer (1997-Present); Chief Operating Officer (1989-1997),
                                                                      Hartford Life Insurance Company; Chief Executive Officer and
                                                                      President and Director (1997-Present), Hartford Life, Inc.

David M. Znamierowski        Senior Vice President, 1997            Vice President (1997) Senior Vice President (1997) Director,
                             Director, 1998*                          Risk Management Strategy (1996) Director (1998), Hartford;
                                                                      Director (1998-Present); Senior Vice President (1997-Present);
                                                                      Hartford Life and Accident Insurance Company; Vice President,
                                                                      Investment Strategy (1997-Present), Hartford Life, Inc.; Vice
                                                                      President, Investment Strategy & Policy (1991-1996), Aetna
                                                                      Life and Casualty.

---------

 * Denotes date of election to Board of Directors of Hartford.

** Affiliated Company of The Hartford Financial Services Group, Inc.

    Unless otherwise indicated, the principal business address of each the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

6                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

    ICMG REGISTERED VARIABLE LIFE SEPARATE ACCOUNT ONE was established as a separate account under Connecticut law on October 9, 1995. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

                                    SERVICES

    SAFEKEEPING OF ASSETS -- Title to the assets of the Separate Account is held by Hartford. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Investment Divisons.

                                    EXPERTS

    INDEPENDENT PUBLIC ACCOUNTANTS -- The audited financial statements included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to the report on the statutory financial statements of Hartford Life and Annuity Insurance Company which states the statutory financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

    ACTUARIAL EXPERT -- The hypothetical Policy illustrations included in this Statement of Additional Information and the registration statement with respect to the Separate Account have been approved by James M. Hedreen, FSA, MAAA, Actuary, for Hartford, and are included in reliance upon his opinion as to their reasonableness.

                          DISTRIBUTION OF THE POLICIES

    Hartford Equity Sales Company, Inc. ("HESCO") serves as principal underwriter for the Certificates and will offer the Policies on a continuous basis. HESCO is an affiliate of Hartford. Both HESCO and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal address of HESCO is the same as Hartford. HESCO is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD").

    The Policies will be sold by salespersons who represent Hartford as insurance agents and who are registered representatives of HESCO or certain other registered broker-dealers who have entered into distribution agreements with HESCO.

    The maximum sales commission payable to Hartford agents, independent registered insurance brokers, and other registered broker-dealers is 6% of the premiums paid. Additionally, expense allowances, service fees and asset-based trail commissions may be paid. A sales representative may be required to return all or a portion of the commissions paid if a Certificate terminates prior to the Certificate's second Certificate Anniversary.

    Broker-dealers or financial institutions are compensated according to a schedule set forth HESCO and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on premium payments. This compensation is usually paid from the sales charges described in the Prospectus.

    In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HESCO, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or other financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for broker-dealers or financial institutions, will be made by HESCO, its affiliates or Hartford out of their assets and will not effect the amounts paid by the policy owners or contract owners to purchase, hold or surrender variable insurance products.

    The following table shows officers and directors of HESCO:

NAME AND PRINCIPAL
BUSINESS ADDRESS         POSITIONS AND OFFICES
-----------------------  ----------------------------------------
Lowndes A. Smith         President and Chief Executive Officer,
                          Director
Thomas M. Marra          Executive Vice President, Director
Peter W. Cummins         Senior Vice President
Lynda Godkin             Senior Vice President, General Counsel
                          and Corporate Secretary
Donald E. Waggaman, Jr.  Treasurer
George R. Jay            Controller

                             ADDITIONAL INFORMATION
                                 ABOUT CHARGES

    SALES LOAD -- The Current front-end sales load is 6.75% of any premium paid for Coverage Years 1 through 7 and 4.75% of any premium paid in Coverage Years 8 and later. The maximum front-end load is 9% of any premium paid in Coverage Years 1 through 7 and 7% of any premium paid in Coverage Years 8 and later.

STATEMENT OF ADDITIONAL INFORMATION                                            7
--------------------------------------------------------------------------------

    Front-end sales loads cover the expenses related to the sale and distribution of the Certificates.

    REDUCED CHARGES FOR ELIGIBLE GROUPS -- Certain of the charges and deductions described above may be reduced for certain sales of the Certificates under circumstances which result in a saving of such sales and distribution expenses. To qualify for this reduction, a plan must satisfy certain criteria as to, for example, the expected number of owners and the anticipated Face Amount of all Certificates under the plan. Generally, the sales contacts and effort and administrative costs per Certificate vary based on such factors as the size of the plan, the purpose for which the Certificates are purchased and certain characteristics of the plan's members. The amount of reduction and the criteria for qualification are related to the reduced sales effort and administrative costs resulting from sales to qualifying plans. From time to time, we may modify on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Certificate Owners invested in ICMG Registered Variable Life Separate Account One.

    UNDERWRITING PROCEDURES -- To purchase a Certificate you must submit an enrollment form to us. Within limits, you may choose the initial Premium and the initial Face Amount. Certificates generally will be issued only on the lives of insureds ages 79 and under who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an enrollment form for any reason. No change in the terms or conditions of a Certificate will be made without your consent.

    The cost of insurance charge is to cover our anticipated mortality costs. We use various underwriting procedures, including medical underwriting procedures, depending on the characteristics of the group to which the Policies are issued. The current cost of insurance rates for standard risks may be equal to or less than the 1980 Commissioners Standard Ordinary Mortality Table. Substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 Commissioners Standard Ordinary Mortality Table. The multiple will be based on the Insured's risk class. The use of simplified underwriting and guaranteed issue procedures may result in the cost of insurance charges being higher for some individuals than if medical underwriting procedures were used.

    Cost of insurance rates are based on the age, sex (except where unisex rates apply), and rate class of the Insured and group mortality characteristics and the particular characteristics (such as the rate class structure) under the Policy that are agreed to by Hartford and the employer. The actual monthly cost of insurance rates will be based on our expectations as to future experience. We will determine the cost of insurance rate at the start of each Coverage Year. Any changes in the cost of insurance rate will be made uniformly for all Insureds in the same risk class.

    The rate class of an Insured affects the cost of insurance rate. Hartford and the employer will agree to the number of classes and characteristics of each class. The classes may vary by smokers and nonsmokers, active and retired status, and/ or any other nondiscriminatory classes agreed to by the employer. Where smoker and non-smoker divisions are provided, an Insured who is in the nonsmoker division of a rate class will have a lower cost of insurance than an Insured in the smoker division of the same rate class, even if each Insured has an identical Certificate.

    Because the Cash Value and the Death Benefit Amount under a Certificate may vary from month to month, the cost of insurance charge may also vary on each Processing Date.

    INCREASES IN FACE AMOUNT -- At any time after purchasing a Certificate, You may request In Writing to change the Face Amount. The minimum Face Amount of the Certificate is $50,000.

    All requests to increase the Face Amount must be applied for on a new enrollment form. All requests will be subject to evidence of insurability satisfactory to Us and subject to Our rules then in effect. Any increase approved by Us will be effective on the Processing Date following the date We approve the request. The Monthly Deduction Amount on the first Processing Date on or after the effective date of the increase will reflect a charge for the increase. We reserve the right to limit the number of increases made under the Certificate to not more than one in any 12 month period.

8                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                 ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES
                           AND CASH SURRENDER VALUES

    The following tables illustrate how the death benefit, Cash Value and Cash Surrender Value of a Policy may change with the investment experience of the Separate Account. They show how the death benefit, Cash Value and Cash Surrender Value of a Certificate issued to an Insured of a given age would vary over time if the investment return on the assets held in each Portfolio were a uniform, gross annual rate of 0%, 6% and 12%. The death benefit, Cash Value and Cash Surrender Value would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual Coverage Years. They assume that no Loans are made and that no partial withdrawals have been made. The tables are also based on the assumption that the owner has not requested an increase or decrease in the Face Amount and that no transfers have been made in any Coverage Years.

    The tables illustrate a Certificate issued to a Male Insured, Age 45 in the Medical Non-Smoker Class with an Initial Face Amount of $250,000. The death benefit, Cash Value and Cash Surrender Value would be lower if the Insured was a smoker or in a special class since the cost of insurance charges would increase.

    The tables reflect the fact that the net return on the assets held in the Investment Divisions is lower than the gross after-tax return of the Portfolios. This is because these tables assume an investment management fee and other estimated Portfolio expenses totaling 0.82%. The 0.82% figure is based on an average of the current management fees and expenses of the available 25 Portfolios, taking into account any applicable expense caps or reimbursement arrangements. Actual fees and expenses of the Portfolios associated with a Certificate may be more or less than 0.82%, will vary from year to year, and will depend on how the Cash Value is allocated.

    As their headings indicate, the tables reflect the deductions of current contractual charges and guaranteed contractual charges for a single gross interest rate. These charges include the front-end sales load, the daily charge to the Separate Account for assuming mortality and expense risks, and the monthly administrative expense and cost of insurance charges. All tables assume a charge of 2.00% for taxes attributable to premiums, a 1.25% charge for the federal DAC tax and reflect the fact that no charges against the Separate Account are currently made for federal, state or local taxes attributable to the Policy or Certificate.

    Each table also shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.

    Upon request, Hartford will furnish a comparable illustration based on a proposed Certificate's specific circumstances.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    9
--------------------------------------------------------------------------------

                 GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           LEVEL DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $14,102 PREMIUM PAID FOR 7 YEARS

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.82% NET)

                                    CURRENT CHARGES*               GUARANTEED CHARGES**
               PREMIUMS      ------------------------------   ------------------------------
  END OF     ACCUMULATED                 CASH                             CASH
  POLICY    AT 5% INTEREST    CASH     SURRENDER    DEATH      CASH     SURRENDER    DEATH
   YEAR        PER YEAR       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
  -------   --------------   -------   ---------   --------   -------   ---------   --------
      1         14,807        12,242    12,242      250,000    11,000    11,000      250,000
      2         30,355        24,223    24,223      250,000    21,805    21,805      250,000
      3         46,680        35,952    35,952      250,000    32,418    32,418      250,000
      4         63,821        47,463    47,463      250,000    42,846    42,846      250,000
      5         81,819        58,776    58,776      250,000    53,088    53,088      250,000
      6        100,717        70,004    70,004      250,000    63,152    63,152      250,000
      7        120,560        81,059    81,059      250,000    73,031    73,031      250,000
      8        126,588        79,409    79,409      250,000    70,438    70,438      250,000
      9        132,917        77,737    77,737      250,000    67,726    67,726      250,000
     10        139,563        76,033    76,033      250,000    64,873    64,873      250,000
     11        146,541        74,390    74,390      250,000    61,866    61,866      250,000
     12        153,868        72,678    72,678      250,000    58,682    58,682      250,000
     13        161,561        70,874    70,874      250,000    55,309    55,309      250,000
     14        169,639        68,973    68,973      250,000    51,725    51,725      250,000
     15        178,121        66,967    66,967      250,000    47,906    47,906      250,000
     16        187,027        64,783    64,783      250,000    43,817    43,817      250,000
     17        196,378        62,477    62,477      250,000    39,414    39,414      250,000
     18        206,197        60,032    60,032      250,000    34,640    34,640      250,000
     19        216,507        57,434    57,434      250,000    29,429    29,429      250,000
     20        227,332        54,664    54,664      250,000    23,710    23,710      250,000
     25        290,140        37,293    37,293      250,000        --        --           --
     30        370,300        10,376    10,376      250,000        --        --           --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

10                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                 GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           LEVEL DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $14,102 PREMIUM PAID FOR 7 YEARS

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.18% NET)

                                    CURRENT CHARGES*                GUARANTEED CHARGES**
               PREMIUMS      -------------------------------   -------------------------------
  END OF     ACCUMULATED                  CASH                              CASH
  POLICY    AT 5% INTEREST     CASH     SURRENDER    DEATH       CASH     SURRENDER    DEATH
   YEAR        PER YEAR       VALUE       VALUE     BENEFIT     VALUE       VALUE     BENEFIT
  -------   --------------   --------   ---------   --------   --------   ---------   --------
      1         14,807         12,990     12,990     250,000     11,701     11,701     250,000
      2         30,355         26,482     26,482     250,000     23,897     23,897     250,000
      3         46,680         40,505     40,505     250,000     36,618     36,618     250,000
      4         63,821         55,118     55,118     250,000     49,895     49,895     250,000
      5         81,819         70,368     70,368     250,000     63,760     63,760     250,000
      6        100,717         86,393     86,393     250,000     78,249     78,249     250,000
      7        120,560        103,144    103,144     250,000     93,397     93,397     250,000
      8        126,588        107,366    107,366     250,000     96,210     96,210     250,000
      9        132,917        111,753    111,753     250,000     99,055     99,055     250,000
     10        139,563        116,307    116,307     250,000    101,924    101,924     250,000
     11        146,541        121,204    121,204     252,527    104,812    104,812     250,000
     12        153,868        126,269    126,269     256,053    107,714    107,714     250,000
     13        161,561        131,496    131,496     259,641    110,631    110,631     250,000
     14        169,639        136,892    136,892     263,292    113,561    113,561     250,000
     15        178,121        142,464    142,464     267,012    116,499    116,499     250,000
     16        187,027        148,173    148,173     270,740    119,434    119,434     250,000
     17        196,378        154,070    154,070     274,562    122,354    122,354     250,000
     18        206,197        160,160    160,160     278,502    125,242    125,242     250,000
     19        216,507        166,448    166,448     282,582    128,076    128,076     250,000
     20        227,332        172,939    172,939     286,816    130,838    130,838     250,000
     25        290,140        208,558    208,558     310,301    142,988    142,988     250,000
     30        370,300        249,843    249,843     338,301    149,364    149,364     250,000

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   11
--------------------------------------------------------------------------------

                 GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           LEVEL DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $14,102 PREMIUM PAID FOR 7 YEARS

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.18% NET)

                                       CURRENT CHARGES*                   GUARANTEED CHARGES**
               PREMIUMS      ------------------------------------   ---------------------------------
  END OF     ACCUMULATED                     CASH                                CASH
  POLICY    AT 5% INTEREST      CASH      SURRENDER      DEATH        CASH     SURRENDER     DEATH
   YEAR        PER YEAR        VALUE        VALUE       BENEFIT      VALUE       VALUE      BENEFIT
  -------   --------------   ----------   ----------   ----------   --------   ---------   ----------
      1         14,807           13,739      13,739       250,000     12,402     12,402       250,000
      2         30,355           28,831      28,831       250,000     26,075     26,075       250,000
      3         46,680           45,428      45,428       250,000     41,164     41,164       250,000
      4         63,821           63,726      63,726       250,000     57,834     57,834       250,000
      5         81,819           83,930      83,930       250,000     76,266     76,266       250,000
      6        100,717          106,346     106,346       254,254     96,669     96,669       250,000
      7        120,560          131,029     131,029       304,242    119,126    119,126       276,760
      8        126,588          144,219     144,219       325,337    130,105    130,105       293,671
      9        132,917          158,718     158,718       348,002    142,048    142,048       311,641
     10        139,563          174,649     174,649       372,360    155,028    155,028       330,737
     11        146,541          192,420     192,420       399,056    169,130    169,130       351,026
     12        153,868          211,937     211,937       427,791    184,442    184,442       372,584
     13        161,561          233,346     233,346       458,620    201,069    201,069       395,490
     14        169,639          256,831     256,831       491,698    219,118    219,118       419,827
     15        178,121          282,590     282,590       527,201    238,707    238,707       445,683
     16        187,027          310,746     310,746       565,175    259,951    259,951       473,153
     17        196,378          341,619     341,619       605,979    282,971    282,971       502,339
     18        206,197          375,461     375,461       649,878    307,889    307,889       533,345
     19        216,507          412,551     412,551       697,165    334,828    334,828       566,287
     20        227,332          453,189     453,189       748,137    363,924    363,924       601,285
     25        290,140          722,002     722,002     1,069,272    547,697    547,697       811,896
     30        370,300        1,142,549   1,142,549     1,539,940    813,034    813,034     1,097,032

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

12                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                 GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                        INCREASING DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $14,102 PREMIUM PAID FOR 7 YEARS

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.82% NET)

                                    CURRENT CHARGES*               GUARANTEED CHARGES**
               PREMIUMS      ------------------------------   ------------------------------
  END OF     ACCUMULATED                 CASH                             CASH
  POLICY    AT 5% INTEREST    CASH     SURRENDER    DEATH      CASH     SURRENDER    DEATH
   YEAR        PER YEAR       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
  -------   --------------   -------   ---------   --------   -------   ---------   --------
      1         14,807        12,231    12,231      262,264    10,947    10,947      261,056
      2         30,355        24,182    24,182      274,238    21,643    21,643      271,772
      3         46,680        35,848    35,848      285,928    32,083    32,083      282,233
      4         63,821        47,263    47,263      297,364    42,267    42,267      292,438
      5         81,819        58,442    58,442      308,562    52,184    52,184      302,378
      6        100,717        69,533    69,533      319,660    61,833    61,833      312,049
      7        120,560        80,416    80,416      330,561    71,194    71,194      321,434
      8        126,588        78,583    78,583      328,730    68,061    68,061      318,310
      9        132,917        76,716    76,716      326,866    64,786    64,786      315,047
     10        139,563        74,801    74,801      324,955    61,348    61,348      311,623
     11        146,541        72,923    72,923      323,074    57,733    57,733      308,022
     12        153,868        70,948    70,948      321,107    53,924    53,924      304,229
     13        161,561        68,849    68,849      319,018    49,913    49,913      300,235
     14        169,639        66,621    66,621      316,800    45,685    45,685      296,025
     15        178,121        64,258    64,258      314,448    41,224    41,224      291,583
     16        187,027        61,664    61,664      311,874    36,499    36,499      286,880
     17        196,378        58,922    58,922      309,144    31,477    31,477      281,883
     18        206,197        56,016    56,016      306,252    26,113    26,113      276,547
     19        216,507        52,934    52,934      303,184    20,357    20,357      270,823
     20        227,332        49,658    49,658      299,925    14,159    14,159      264,662
     25        290,140        29,569    29,569      279,945        --        --           --
     30        370,300           626       626      251,175        --        --           --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   13
--------------------------------------------------------------------------------

                 GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                        INCREASING DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $14,102 PREMIUM PAID FOR 7 YEARS

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.18% NET)

                                    CURRENT CHARGES*                GUARANTEED CHARGES**
               PREMIUMS      -------------------------------   -------------------------------
  END OF     ACCUMULATED                  CASH                              CASH
  POLICY    AT 5% INTEREST     CASH     SURRENDER    DEATH       CASH     SURRENDER    DEATH
   YEAR        PER YEAR       VALUE       VALUE     BENEFIT     VALUE       VALUE     BENEFIT
  -------   --------------   --------   ---------   --------   --------   ---------   --------
      1         14,807         12,979     12,979     262,949     11,645     11,645     261,697
      2         30,355         26,436     26,436     276,366     23,719     23,719     273,734
      3         46,680         40,387     40,387     290,275     36,234     36,234     286,212
      4         63,821         54,882     54,882     304,723     49,204     49,204     299,144
      5         81,819         69,956     69,956     319,748     62,638     62,638     312,538
      6        100,717         85,788     85,788     335,516     76,548     76,548     326,407
      7        120,560        102,284    102,284     351,956     90,933     90,933     340,752
      8        126,588        106,208    106,208     355,869     92,864     92,864     342,690
      9        132,917        110,245    110,245     359,897     94,690     94,690     344,524
     10        139,563        114,387    114,387     364,030     96,379     96,379     346,225
     11        146,541        118,789    118,789     368,409     97,910     97,910     347,770
     12        153,868        123,270    123,270     372,884     99,255     99,255     349,131
     13        161,561        127,806    127,806     377,415    100,396    100,396     350,289
     14        169,639        132,390    132,390     381,995    101,304    101,304     351,216
     15        178,121        137,020    137,020     386,621    101,948    101,948     351,883
     16        187,027        141,595    141,595     391,201    102,282    102,282     352,244
     17        196,378        146,195    146,195     395,799    102,254    102,254     352,246
     18        206,197        150,803    150,803     400,406    101,796    101,796     351,825
     19        216,507        155,406    155,406     405,009    100,832    100,832     350,904
     20        227,332        159,981    159,981     409,586     99,284     99,284     349,406
     25        290,140        181,433    181,433     431,089     80,071     80,071     330,541
     30        370,300        196,724    196,724     446,526     30,810     30,810     281,938

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

14                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                 GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                        INCREASING DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $14,102 PREMIUM PAID FOR 7 YEARS

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.18% NET)

                                       CURRENT CHARGES*                   GUARANTEED CHARGES**
               PREMIUMS      ------------------------------------   ---------------------------------
  END OF     ACCUMULATED                     CASH                                CASH
  POLICY    AT 5% INTEREST      CASH      SURRENDER      DEATH        CASH     SURRENDER     DEATH
   YEAR        PER YEAR        VALUE        VALUE       BENEFIT      VALUE       VALUE      BENEFIT
  -------   --------------   ----------   ----------   ----------   --------   ---------   ----------
      1         14,807           13,727      13,727       263,631     12,343     12,343       262,336
      2         30,355           28,781      28,781       278,570     25,879     25,879       275,768
      3         46,680           45,294      45,294       294,955     40,726     40,726       290,500
      4         63,821           63,448      63,448       312,966     57,015     57,015       306,664
      5         81,819           83,426      83,426       332,786     74,884     74,884       324,395
      6        100,717          105,576     105,576       354,746     94,490     94,490       343,850
      7        120,560          129,993     129,993       378,966    115,992    115,992       365,186
      8        126,588          142,892     142,892       391,762    125,899    125,899       375,025
      9        132,917          157,076     157,076       405,834    136,645    136,645       385,698
     10        139,563          172,663     172,663       421,299    148,289    148,289       397,264
     11        146,541          190,058     190,058       438,536    160,911    160,911       409,801
     12        153,868          209,173     209,173       457,501    174,591    174,591       423,388
     13        161,561          230,160     230,160       478,324    189,429    189,429       438,126
     14        169,639          253,211     253,211       501,195    205,528    205,528       454,115
     15        178,121          278,537     278,537       526,323    222,998    222,998       471,465
     16        187,027          306,273     306,273       557,039    241,948    241,948       490,285
     17        196,378          336,701     336,701       597,255    262,491    262,491       510,690
     18        206,197          370,055     370,055       640,521    284,746    284,746       532,795
     19        216,507          406,610     406,610       687,125    308,830    308,830       556,720
     20        227,332          446,662     446,662       737,361    334,878    334,878       582,597
     25        290,140          711,598     711,598     1,053,863    500,718    500,718       747,343
     30        370,300        1,126,078   1,126,078     1,517,740    743,048    743,048     1,002,599

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   15
--------------------------------------------------------------------------------

                 GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           LEVEL DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $6,000 PREMIUM PAID FOR 30 YEARS

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.82% NET)

                                    CURRENT CHARGES*               GUARANTEED CHARGES**
               PREMIUMS      ------------------------------   ------------------------------
  END OF     ACCUMULATED                 CASH                             CASH
  POLICY    AT 5% INTEREST    CASH     SURRENDER    DEATH      CASH     SURRENDER    DEATH
   YEAR        PER YEAR       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
  -------   --------------   -------   ---------   --------   -------   ---------   --------
      1          6,300         5,050     5,050      250,000     3,962     3,962      250,000
      2         12,915         9,934     9,934      250,000     7,796     7,796      250,000
      3         19,861        14,649    14,649      250,000    11,497    11,497      250,000
      4         27,154        19,229    19,229      250,000    15,066    15,066      250,000
      5         34,812        23,687    23,687      250,000    18,494    18,494      250,000
      6         42,853        28,159    28,159      250,000    21,781    21,781      250,000
      7         51,296        32,534    32,534      250,000    24,909    24,909      250,000
      8         60,161        36,930    36,930      250,000    27,987    27,987      250,000
      9         69,469        41,222    41,222      250,000    30,881    30,881      250,000
     10         79,242        45,400    45,400      250,000    33,575    33,575      250,000
     11         89,504        49,524    49,524      250,000    36,061    36,061      250,000
     12        100,279        53,511    53,511      250,000    38,328    38,328      250,000
     13        111,593        57,347    57,347      250,000    40,372    40,372      250,000
     14        123,473        61,030    61,030      250,000    42,183    42,183      250,000
     15        135,947        64,562    64,562      250,000    43,749    43,749      250,000
     16        149,044        67,879    67,879      250,000    45,047    45,047      250,000
     17        162,796        71,044    71,044      250,000    46,048    46,048      250,000
     18        177,236        74,051    74,051      250,000    46,715    46,715      250,000
     19        192,398        76,895    76,895      250,000    47,004    47,004      250,000
     20        208,318        79,570    79,570      250,000    46,869    46,869      250,000
     25        300,684        89,984    89,984      250,000    38,221    38,221      250,000
     30        418,569        93,946    93,946      250,000     7,529     7,529      250,000

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

16                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                 GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           LEVEL DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $6,000 PREMIUM PAID FOR 30 YEARS

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.18% NET)

                                    CURRENT CHARGES*                GUARANTEED CHARGES**
               PREMIUMS      -------------------------------   -------------------------------
  END OF     ACCUMULATED                  CASH                              CASH
  POLICY    AT 5% INTEREST     CASH     SURRENDER    DEATH       CASH     SURRENDER    DEATH
   YEAR        PER YEAR       VALUE       VALUE     BENEFIT     VALUE       VALUE     BENEFIT
  -------   --------------   --------   ---------   --------   --------   ---------   --------
      1          6,300          5,364      5,364     250,000      4,237      4,237     250,000
      2         12,915         10,873     10,873     250,000      8,594      8,594     250,000
      3         19,861         16,532     16,532     250,000     13,071     13,071     250,000
      4         27,154         22,380     22,380     250,000     17,675     17,675     250,000
      5         34,812         28,439     28,439     250,000     22,404     22,404     250,000
      6         42,853         34,854     34,854     250,000     27,261     27,261     250,000
      7         51,296         41,530     41,530     250,000     32,239     32,239     250,000
      8         60,161         48,607     48,607     250,000     37,461     37,461     250,000
      9         69,469         55,970     55,970     250,000     42,801     42,801     250,000
     10         79,242         63,627     63,627     250,000     48,252     48,252     250,000
     11         89,504         71,685     71,685     250,000     53,819     53,819     250,000
     12        100,279         80,060     80,060     250,000     59,503     59,503     250,000
     13        111,593         88,758     88,758     250,000     65,312     65,312     250,000
     14        123,473         97,802     97,802     250,000     71,255     71,255     250,000
     15        135,947        107,217    107,217     250,000     77,339     77,339     250,000
     16        149,044        116,981    116,981     250,000     83,563     83,563     250,000
     17        162,796        127,175    127,175     250,000     89,928     89,928     250,000
     18        177,236        137,829    137,829     250,000     96,431     96,431     250,000
     19        192,398        148,970    148,970     252,910    103,070    103,070     250,000
     20        208,318        160,511    160,511     266,204    109,848    109,848     250,000
     25        300,684        224,484    224,484     333,997    146,534    146,534     250,000
     30        418,569        299,755    299,755     405,886    190,827    190,827     258,677

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   17
--------------------------------------------------------------------------------

                 GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           LEVEL DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $6,000 PREMIUM PAID FOR 30 YEARS

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.18% NET)

                                     CURRENT CHARGES*                 GUARANTEED CHARGES**
               PREMIUMS      ---------------------------------   -------------------------------
  END OF     ACCUMULATED                  CASH                                CASH
  POLICY    AT 5% INTEREST     CASH     SURRENDER     DEATH        CASH     SURRENDER    DEATH
   YEAR        PER YEAR       VALUE       VALUE      BENEFIT      VALUE       VALUE     BENEFIT
  -------   --------------   --------   ---------   ----------   --------   ---------   --------
      1          6,300          5,677      5,677       250,000      4,513      4,513     250,000
      2         12,915         11,850     11,850       250,000      9,426      9,426     250,000
      3         19,861         18,570     18,570       250,000     14,780     14,780     250,000
      4         27,154         25,927     25,927       250,000     20,624     20,624     250,000
      5         34,812         34,006     34,006       250,000     27,004     27,004     250,000
      6         42,853         43,019     43,019       250,000     33,981     33,981     250,000
      7         51,296         52,955     52,955       250,000     41,608     41,608     250,000
      8         60,161         64,048     64,048       250,000     50,086     50,086     250,000
      9         69,469         76,284     76,284       250,000     59,373     59,373     250,000
     10         79,242         89,784     89,784       250,000     69,555     69,555     250,000
     11         89,504        104,832    104,832       250,000     80,743     80,743     250,000
     12        100,279        121,467    121,467       250,000     93,062     93,062     250,000
     13        111,593        139,789    139,789       274,743    106,664    106,664     250,000
     14        123,473        159,910    159,910       306,145    121,722    121,722     250,000
     15        135,947        182,000    182,000       339,539    138,396    138,396     258,396
     16        149,044        206,182    206,182       374,996    156,527    156,527     284,905
     17        162,796        232,715    232,715       412,799    176,203    176,203     312,801
     18        177,236        261,816    261,816       453,172    197,533    197,533     342,180
     19        192,398        293,726    293,726       496,364    220,630    220,630     373,147
     20        208,318        328,706    328,706       542,637    245,614    245,614     405,811
     25        300,684        560,383    560,383       829,916    404,038    404,038     598,938
     30        418,569        923,352    923,352     1,244,505    633,898    633,898     855,322

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

18                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                 GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                        INCREASING DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $6,000 PREMIUM PAID FOR 30 YEARS

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.82% NET)

                                    CURRENT CHARGES*               GUARANTEED CHARGES**
               PREMIUMS      ------------------------------   ------------------------------
  END OF     ACCUMULATED                 CASH                             CASH
  POLICY    AT 5% INTEREST    CASH     SURRENDER    DEATH      CASH     SURRENDER    DEATH
   YEAR        PER YEAR       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
  -------   --------------   -------   ---------   --------   -------   ---------   --------
      1          6,300         5,046     5,046      255,070     3,942     3,942      254,041
      2         12,915         9,916     9,916      259,955     7,734     7,734      257,846
      3         19,861        14,606    14,606      264,660    11,372    11,372      261,497
      4         27,154        19,147    19,147      269,213    14,852    14,852      264,990
      5         34,812        23,551    23,551      273,628    18,165    18,165      268,316
      6         42,853        27,967    27,967      278,044    21,305    21,305      271,471
      7         51,296        32,273    32,273      282,358    24,252    24,252      274,434
      8         60,161        36,583    36,583      286,678    27,110    27,110      277,309
      9         69,469        40,769    40,769      290,875    29,740    29,740      279,958
     10         79,242        44,819    44,819      294,936    32,120    32,120      282,358
     11         89,504        48,783    48,783      298,907    34,237    34,237      284,498
     12        100,279        52,572    52,572      302,711    36,077    36,077      286,361
     13        111,593        56,162    56,162      306,317    37,633    37,633      287,940
     14        123,473        59,547    59,547      309,719    38,891    38,891      289,223
     15        135,947        62,725    62,725      312,914    39,835    39,835      290,193
     16        149,044        65,599    65,599      315,813    40,437    40,437      290,823
     17        162,796        68,253    68,253      318,485    40,664    40,664      291,081
     18        177,236        70,672    70,672      320,924    40,473    40,473      290,925
     19        192,398        72,845    72,845      323,118    39,814    39,814      290,305
     20        208,318        74,756    74,756      325,050    38,640    38,640      289,173
     25        300,684        79,599    79,599      330,030    23,720    23,720      274,513
     30        418,569        74,006    74,006      324,636        --        --           --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   19
--------------------------------------------------------------------------------

                 GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                        INCREASING DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $6,000 PREMIUM PAID FOR 30 YEARS

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.18% NET)

                                    CURRENT CHARGES*                GUARANTEED CHARGES**
               PREMIUMS      -------------------------------   ------------------------------
  END OF     ACCUMULATED                  CASH                             CASH
  POLICY    AT 5% INTEREST     CASH     SURRENDER    DEATH      CASH     SURRENDER    DEATH
   YEAR        PER YEAR       VALUE       VALUE     BENEFIT     VALUE      VALUE     BENEFIT
  -------   --------------   --------   ---------   --------   -------   ---------   --------
      1          6,300          5,359      5,359     255,357     4,215     4,215      254,295
      2         12,915         10,854     10,854     260,841     8,526     8,526      258,597
      3         19,861         16,484     16,484     266,459    12,927    12,927      262,991
      4         27,154         22,283     22,283     272,244    17,419    17,419      267,475
      5         34,812         28,271     28,271     278,216    21,993    21,993      272,042
      6         42,853         34,607     34,607     284,522    26,644    26,644      276,686
      7         51,296         41,180     41,180     291,076    31,353    31,353      281,391
      8         60,161         48,123     48,123     297,997    36,230    36,230      286,263
      9         69,469         55,315     55,315     305,168    41,134    41,134      291,165
     10         79,242         62,754     62,754     312,585    46,039    46,039      296,070
     11         89,504         70,528     70,528     320,331    50,932    50,932      300,963
     12        100,279         78,540     78,540     328,323    55,789    55,789      305,824
     13        111,593         86,769     86,769     336,533    60,600    60,600      310,638
     14        123,473         95,219     95,219     344,965    65,343    65,343      315,388
     15        135,947        103,895    103,895     353,621    69,995    69,995      320,047
     16        149,044        112,704    112,704     362,419    74,518    74,518      324,581
     17        162,796        121,735    121,735     371,432    78,866    78,866      328,944
     18        177,236        130,981    130,981     380,659    82,983    82,983      333,081
     19        192,398        140,437    140,437     390,097    86,799    86,799      336,922
     20        208,318        150,092    150,092     399,735    90,246    90,246      340,401
     25        300,684        200,723    200,723     450,306    99,598    99,598      349,996
     30        418,569        252,661    252,661     502,251    85,961    85,961      336,887

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

20                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                 GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                        INCREASING DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $6,000 PREMIUM PAID FOR 30 YEARS

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.18% NET)

                                     CURRENT CHARGES*                 GUARANTEED CHARGES**
               PREMIUMS      ---------------------------------   -------------------------------
  END OF     ACCUMULATED                  CASH                                CASH
  POLICY    AT 5% INTEREST     CASH     SURRENDER     DEATH        CASH     SURRENDER    DEATH
   YEAR        PER YEAR       VALUE       VALUE      BENEFIT      VALUE       VALUE     BENEFIT
  -------   --------------   --------   ---------   ----------   --------   ---------   --------
      1          6,300          5,672      5,672       255,643      4,490      4,490     254,547
      2         12,915         11,829     11,829       261,758      9,351      9,351     259,376
      3         19,861         18,514     18,514       268,397     14,616     14,616     264,606
      4         27,154         25,812     25,812       275,642     20,320     20,320     270,271
      5         34,812         33,799     33,799       283,569     26,496     26,496     276,407

      6         42,853         42,703     42,703       292,393     33,186     33,186     283,052
      7         51,296         52,489     52,489       302,102     40,421     40,421     290,239
      8         60,161         63,378     63,378       312,905     48,370     48,370     298,136
      9         69,469         75,341     75,341       324,774     56,952     56,952     306,663
     10         79,242         88,476     88,476       337,807     66,206     66,206     315,859
     11         89,504        103,031    103,031       352,238     76,188     76,188     325,777
     12        100,279        119,005    119,005       368,088     86,951     86,951     336,472
     13        111,593        136,516    136,516       385,464     98,566     98,566     348,013
     14        123,473        155,721    155,721       404,522    111,105    111,105     360,471
     15        135,947        176,793    176,793       425,431    124,642    124,642     373,921
     16        149,044        199,827    199,827       448,294    139,246    139,246     388,432
     17        162,796        225,114    225,114       473,385    154,990    154,990     404,077
     18        177,236        252,878    252,878       500,932    171,940    171,940     420,922
     19        192,398        283,365    283,365       531,182    190,165    190,165     439,036
     20        208,318        316,844    316,844       564,400    209,741    209,741     458,494
     25        300,684        540,277    540,277       800,140    331,491    331,491     579,515
     30        418,569        891,524    891,524     1,201,606    502,933    502,933     750,014

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES, AND FRONT-END
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Hartford Life and Annuity Insurance Company                                 SA-1
--------------------------------------------------------------------------------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Hartford Life and Annuity Insurance Company

ICMG Registered Variable Life Separate Account One Omnisource and to the Owners of Units of Interest therein:

We have audited the accompanying statements of assets and liabilities of Hartford Life and Annuity Insurance Company ICMG Registered Variable Life Separate Account One OnmiSource (Hartford Bond Fund, Hartford Capital Appreciation Fund, Hartford Money Market Fund, Neuberger & Berman AMT Partners Portfolio, Neuberger & Berman AMT Balanced Portfolio, Neuberger & Berman AMT Limited Maturity Bond Portfolio, VIP Equity-Income Portfolio, VIP High Income Portfolio, VIP Overseas Portfolio, VIP II Asset Manager Portfolio, Alger American Small Capitalization Portfolio, Alger American Growth Portfolio, J.P. Morgan Bond Portfolio, J.P. Morgan Equity Portfolio, J.P. Morgan Small Company Portfolio, J.P. Morgan International Opportunities Portfolio, Morgan Stanley Fixed Income Portfolio, Morgan Stanley High Yield Portfolio, Morgan Stanley Equity Growth Portfolio, Morgan Stanley Value Portfolio, Morgan Stanley Global Equity Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, BT Equity 500 Index Fund, BT Small Cap Index Fund and BT EAFE Equity Index Fund) (collectively, the Account) as of December 31, 1998, and the related statements of operations and statements of changes in net assets for the periods presented. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 1998 and the results of its operations and the changes in its net assets for the periods presented in conformity with generally accepted accounting principles.

                                         ARTHUR ANDERSEN LLP

Hartford, Connecticut
February 25, 1999

SA-2                                 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

 ICMG REGISTERED VARIABLE LIFE SEPARATE ACCOUNT ONE

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

                                                HARTFORD
                                                 CAPITAL         HARTFORD       NEUBERGER&BERMAN
                            HARTFORD BOND     APPRECIATION     MONEY MARKET       AMT PARTNERS
                            FUND DIVISION     FUND DIVISION    FUND DIVISION   PORTFOLIO DIVISION
                           ---------------   ---------------   -------------   ------------------
ASSETS:
  Investments:
    Hartford Bond HLS
     Fund, Inc. - Class
     IA
    Shares 796,493
    Cost $809,949
      Market Value.......     $  860,743          --                --               --
    Hartford Capital
     Appreciation HLS
     Fund, Inc. - Class
     IA
    Shares 78,201
    Cost $357,483
      Market Value.......       --              $  372,163          --               --
    Hartford Money Market
     HLS Fund, Inc. -
     Class IA
    Shares 1,287,796
    Cost $1,287,796
      Market Value.......       --                --             $1,287,796          --
  Investments in
   Neuberger & Berman
   Advisers Management
   Trust:
    Partners Portfolio
    Shares 133,359
    Cost $3,909,946
      Market Value.......       --                --                --             $2,524,486
    Balanced Portfolio
    Shares 43,271
    Cost $657,396
      Market Value.......       --                --                --               --
    Limited Maturity Bond
     Portfolio
    Shares 43,409
    Cost $594,162
      Market Value.......       --                --                --               --
  Investments in Variable
   Insurance Products
   Fund:
    VIP Equity-Income
     Portfolio
    Shares 53,193
    Cost $1,269,222
      Market Value.......       --                --                --               --
    VIP High Income
     Portfolio
    Shares 13,824
    Cost $159,914
      Market Value.......       --                --                --               --
    VIP Overseas
     Portfolio
    Shares 56,514
    Cost $1,212,210
      Market Value.......       --                --                --               --
  Investments in Variable
   Insurance Products
   Fund II:
    VIP II Asset Manager
     Portfolio
    Shares 54,695
    Cost $935,917
      Market Value.......       --                --                --               --
  Investments in the
   Alger American Fund:
    Alger American Small
     Capitalization
     Portfolio
    Shares 6,267
    Cost $253,513
      Market Value.......       --                --                --               --
    Alger American Growth
     Portfolio
    Shares 27,068
    Cost $1,266,641
      Market Value.......       --                --                --               --
  Receivable from
   Hartford Life and
   Annuity Insurance
   Company...............         20,690            58,334          277,536           324,974
                           ---------------   ---------------   -------------   ------------------
  Total Assets...........        881,433           430,497        1,565,332         2,849,460
                           ---------------   ---------------   -------------   ------------------
LIABILITIES:
  Payable to Hartford
   Life and Annuity
   Insurance Company.....         23,841            43,937          269,029           402,225
                           ---------------   ---------------   -------------   ------------------
  Total Liabilities......         23,841            43,937          269,029           402,225
                           ---------------   ---------------   -------------   ------------------
  Net Assets (variable
   life contract
   liabilities)..........     $  857,592        $  386,560       $1,296,303        $2,447,235
                           ---------------   ---------------   -------------   ------------------
                           ---------------   ---------------   -------------   ------------------
VARIABLE LIFE INSURANCE
 POLICIES:
  Units owned by
   participants..........         71,232            26,448          116,780           174,582
  Unit price.............     $11.872803        $14.083555       $11.010981        $13.937843
  Units owned by Hartford
   Life and Annuity
   Insurance Company.....          1,000             1,000              948             1,000
  Unit price.............     $11.872803        $14.083555       $11.010981        $13.937843

   The accompanying notes are an integral part of these financial statements.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                 SA-3
--------------------------------------------------------------------------------

                                                 NEUBERGER&BERMAN
                            NEUBERGER&BERMAN       AMT LIMITED               VIP                    VIP
                              AMT BALANCED        MATURITY BOND         EQUITY-INCOME           HIGH INCOME
                           PORTFOLIO DIVISION   PORTFOLIO DIVISION    PORTFOLIO DIVISION     PORTFOLIO DIVISION
                           ------------------   ------------------   --------------------   --------------------
ASSETS:
  Investments:
    Hartford Bond HLS
     Fund, Inc. - Class
     IA
    Shares 796,493
    Cost $809,949
      Market Value.......        --                   --                   --                     --
    Hartford Capital
     Appreciation HLS
     Fund, Inc. - Class
     IA
    Shares 78,201
    Cost $357,483
      Market Value.......        --                   --                   --                     --
    Hartford Money Market
     HLS Fund, Inc. -
     Class IA
    Shares 1,287,796
    Cost $1,287,796
      Market Value.......        --                   --                   --                     --
  Investments in
   Neuberger & Berman
   Advisers Management
   Trust:
    Partners Portfolio
    Shares 133,359
    Cost $3,909,946
      Market Value.......        --                   --                   --                     --
    Balanced Portfolio
    Shares 43,271
    Cost $657,396
      Market Value.......      $  707,052             --                   --                     --
    Limited Maturity Bond
     Portfolio
    Shares 43,409
    Cost $594,162
      Market Value.......        --                 $  599,918             --                     --
  Investments in Variable
   Insurance Products
   Fund:
    VIP Equity-Income
     Portfolio
    Shares 53,193
    Cost $1,269,222
      Market Value.......        --                   --                  $1,352,159              --
    VIP High Income
     Portfolio
    Shares 13,824
    Cost $159,914
      Market Value.......        --                   --                   --                    $  159,396
    VIP Overseas
     Portfolio
    Shares 56,514
    Cost $1,212,210
      Market Value.......        --                   --                   --                     --
  Investments in Variable
   Insurance Products
   Fund II:
    VIP II Asset Manager
     Portfolio
    Shares 54,695
    Cost $935,917
      Market Value.......        --                   --                   --                     --
  Investments in the
   Alger American Fund:
    Alger American Small
     Capitalization
     Portfolio
    Shares 6,267
    Cost $253,513
      Market Value.......        --                   --                   --                     --
    Alger American Growth
     Portfolio
    Shares 27,068
    Cost $1,266,641
      Market Value.......        --                   --                   --                     --
  Receivable from
   Hartford Life and
   Annuity Insurance
   Company...............         116,219               24,481                63,522                  3,827
                           ------------------   ------------------       -----------            -----------
  Total Assets...........         823,271              624,399             1,415,681                163,223
                           ------------------   ------------------       -----------            -----------
LIABILITIES:
  Payable to Hartford
   Life and Annuity
   Insurance Company.....              85               23,018                19,893                     27
                           ------------------   ------------------       -----------            -----------
  Total Liabilities......              85               23,018                19,893                     27
                           ------------------   ------------------       -----------            -----------
  Net Assets (variable
   life contract
   liabilities)..........      $  823,186           $  601,381            $1,395,788             $  163,196
                           ------------------   ------------------       -----------            -----------
                           ------------------   ------------------       -----------            -----------
VARIABLE LIFE INSURANCE
 POLICIES:
  Units owned by
   participants..........          60,740               53,527                97,315                 13,452
  Unit price.............      $13.333155           $11.029003            $14.198684             $11.292068
  Units owned by Hartford
   Life and Annuity
   Insurance Company.....           1,000                1,000                   989                  1,000
  Unit price.............      $13.333155           $11.029003            $14.198684             $11.292068

                                                                            ALGER AMERICAN
                                   VIP                   VIP II                 SMALL              ALGER AMERICAN

                                 OVERSEAS            ASSET MANAGER          CAPITALIZATION             GROWTH

                            PORTFOLIO DIVISION     PORTFOLIO DIVISION     PORTFOLIO DIVISION     PORTFOLIO DIVISION

                           --------------------   --------------------   --------------------   --------------------

ASSETS:
  Investments:
    Hartford Bond HLS
     Fund, Inc. - Class
     IA
    Shares 796,493
    Cost $809,949
      Market Value.......        --                     --                     --                     --

    Hartford Capital
     Appreciation HLS
     Fund, Inc. - Class
     IA
    Shares 78,201
    Cost $357,483
      Market Value.......        --                     --                     --                     --

    Hartford Money Market
     HLS Fund, Inc. -
     Class IA
    Shares 1,287,796
    Cost $1,287,796
      Market Value.......        --                     --                     --                     --

  Investments in
   Neuberger & Berman
   Advisers Management
   Trust:
    Partners Portfolio
    Shares 133,359
    Cost $3,909,946
      Market Value.......        --                     --                     --                     --

    Balanced Portfolio
    Shares 43,271
    Cost $657,396
      Market Value.......        --                     --                     --                     --

    Limited Maturity Bond
     Portfolio
    Shares 43,409
    Cost $594,162
      Market Value.......        --                     --                     --                     --

  Investments in Variable
   Insurance Products
   Fund:
    VIP Equity-Income
     Portfolio
    Shares 53,193
    Cost $1,269,222
      Market Value.......        --                     --                     --                     --

    VIP High Income
     Portfolio
    Shares 13,824
    Cost $159,914
      Market Value.......        --                     --                     --                     --

    VIP Overseas
     Portfolio
    Shares 56,514
    Cost $1,212,210
      Market Value.......       $1,133,095              --                     --                     --

  Investments in Variable
   Insurance Products
   Fund II:
    VIP II Asset Manager
     Portfolio
    Shares 54,695
    Cost $935,917
      Market Value.......        --                    $  993,268              --                     --

  Investments in the
   Alger American Fund:
    Alger American Small
     Capitalization
     Portfolio
    Shares 6,267
    Cost $253,513
      Market Value.......        --                     --                    $  275,561              --

    Alger American Growth
     Portfolio
    Shares 27,068
    Cost $1,266,641
      Market Value.......        --                     --                     --                    $1,440,579

  Receivable from
   Hartford Life and
   Annuity Insurance
   Company...............           13,978                  3,632                 26,167                 17,439

                               -----------            -----------            -----------            -----------

  Total Assets...........        1,147,073                996,900                301,728              1,458,018

                               -----------            -----------            -----------            -----------

LIABILITIES:
  Payable to Hartford
   Life and Annuity
   Insurance Company.....            3,093              --                        19,010                  8,876

                               -----------            -----------            -----------            -----------

  Total Liabilities......            3,093              --                        19,010                  8,876

                               -----------            -----------            -----------            -----------

  Net Assets (variable
   life contract
   liabilities)..........       $1,143,980             $  996,900             $  282,718             $1,449,142

                               -----------            -----------            -----------            -----------

                               -----------            -----------            -----------            -----------

VARIABLE LIFE INSURANCE
 POLICIES:
  Units owned by
   participants..........           88,404                 71,216                 21,498                 79,176

  Unit price.............       $12.701730             $13.804444             $12.566331             $18.074486

  Units owned by Hartford
   Life and Annuity
   Insurance Company.....            1,661                  1,000                  1,000                  1,000

  Unit price.............       $12.701730             $13.804444             $12.566331             $18.074486

SA-4                                 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

 ICMG REGISTERED VARIABLE LIFE SEPARATE ACCOUNT ONE

STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 1998

                                                                                                    J.P. MORGAN
                               J.P. MORGAN            J.P. MORGAN            J.P. MORGAN           INTERNATIONAL
                                   BOND                  EQUITY             SMALL COMPANY          OPPORTUNITIES
                            PORTFOLIO DIVISION     PORTFOLIO DIVISION     PORTFOLIO DIVISION     PORTFOLIO DIVISION
                           --------------------   --------------------   --------------------   --------------------
ASSETS:
  Investments in the J.P.
   Morgan Series Trust II
   Fund:
    J.P. Morgan Bond
     Portfolio
    Shares 50,098
    Cost $575,554
      Market Value.......       $  584,643              --                     --                     --
    J.P. Morgan Equity
     Portfolio
    Shares 202,128
    Cost $3,189,572
      Market Value.......        --                    $3,201,703              --                     --
    J.P. Morgan Small
     Company Portfolio
    Shares 91,553
    Cost $1,213,908
      Market Value.......        --                     --                    $1,085,824              --
    J.P. Morgan
     International
     Opportunities
     Portfolio
    Shares 99,779
    Cost $1,072,189
      Market Value.......        --                     --                     --                    $1,049,672
  Investments in Morgan
   Stanley Universal
   Funds, Inc.:
    Fixed Income
     Portfolio
    Shares 255,939
    Cost $2,760,330
      Market Value.......        --                     --                     --                     --
    High Yield Portfolio
    Shares 56,803
    Cost $623,986
      Market Value.......        --                     --                     --                     --
    Equity Growth
     Portfolio
    Shares 17,659
    Cost $245,605
      Market Value.......        --                     --                     --                     --
    Value Portfolio
    Shares 5,010
    Cost $57,185
      Market Value.......        --                     --                     --                     --
    Global Equity
     Portfolio
    Shares 31,364
    Cost $374,325
      Market Value.......        --                     --                     --                     --
    Emerging Markets
     Equity Portfolio
    Shares 2,332
    Cost $18,629
      Market Value.......        --                     --                     --                     --
  Investments in BT
   Insurance Fund Trust:
    Equity 500 Index Fund
    Shares 142,938
    Cost $1,657,993
      Market Value.......        --                     --                     --                     --
    Small Cap Index Fund
    Shares 1,493
    Cost $15,973
      Market Value.......        --                     --                     --                     --
    EAFE Equity Index
     Fund
    Shares 1,105
    Cost $12,033
      Market Value.......        --                     --                     --                     --
  Receivable from
   Hartford Life And
   Annuity Insurance
   Company...............           24,326                  1,091                  8,108                    186
                               -----------            -----------            -----------            -----------
  Total Assets...........          608,969              3,202,794              1,093,932              1,049,858
                               -----------            -----------            -----------            -----------
LIABILITIES:
  Payable to Hartford
   Life and Annuity
   Insurance Company.....           23,655                 21,864                 16,811                 14,442
                               -----------            -----------            -----------            -----------
  Total Liabilities......           23,655                 21,864                 16,811                 14,442
                               -----------            -----------            -----------            -----------
  Net Assets (variable
   life contract
   liabilities)..........       $  585,314             $3,180,930             $1,077,121             $1,035,416
                               -----------            -----------            -----------            -----------
                               -----------            -----------            -----------            -----------
VARIABLE LIFE INSURANCE
 POLICIES:
  Units owned by
   participants..........           53,857                255,108                108,514                 98,554
  Unit price.............       $10.669735             $12.420260             $ 9.835512             $10.400521
  Units owned by Hartford
   Life and Annuity
   Insurance Company.....            1,000                  1,000                  1,000                  1,000
  Unit price.............       $10.669735             $12.420260             $ 9.835512             $10.400521

   The accompanying notes are an integral part of these financial statements.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                 SA-5
--------------------------------------------------------------------------------

                              MORGAN STANLEY         MORGAN STANLEY         MORGAN STANLEY         MORGAN STANLEY
                               FIXED INCOME            HIGH YIELD           EQUITY GROWTH              VALUE
                            PORTFOLIO DIVISION     PORTFOLIO DIVISION     PORTFOLIO DIVISION     PORTFOLIO DIVISION
                           --------------------   --------------------   --------------------   --------------------
ASSETS:
  Investments in the J.P.
   Morgan Series Trust II
   Fund:
    J.P. Morgan Bond
     Portfolio
    Shares 50,098
    Cost $575,554
      Market Value.......        --                     --                     --                     --
    J.P. Morgan Equity
     Portfolio
    Shares 202,128
    Cost $3,189,572
      Market Value.......        --                     --                     --                     --
    J.P. Morgan Small
     Company Portfolio
    Shares 91,553
    Cost $1,213,908
      Market Value.......        --                     --                     --                     --
    J.P. Morgan
     International
     Opportunities
     Portfolio
    Shares 99,779
    Cost $1,072,189
      Market Value.......        --                     --                     --                     --
  Investments in Morgan
   Stanley Universal
   Funds, Inc.:
    Fixed Income
     Portfolio
    Shares 255,939
    Cost $2,760,330
      Market Value.......       $2,738,548              --                     --                     --
    High Yield Portfolio
    Shares 56,803
    Cost $623,986
      Market Value.......        --                    $  587,913              --                     --
    Equity Growth
     Portfolio
    Shares 17,659
    Cost $245,605
      Market Value.......        --                     --                    $  266,652              --
    Value Portfolio
    Shares 5,010
    Cost $57,185
      Market Value.......        --                     --                     --                    $   55,665
    Global Equity
     Portfolio
    Shares 31,364
    Cost $374,325
      Market Value.......        --                     --                     --                     --
    Emerging Markets
     Equity Portfolio
    Shares 2,332
    Cost $18,629
      Market Value.......        --                     --                     --                     --
  Investments in BT
   Insurance Fund Trust:
    Equity 500 Index Fund
    Shares 142,938
    Cost $1,657,993
      Market Value.......        --                     --                     --                     --
    Small Cap Index Fund
    Shares 1,493
    Cost $15,973
      Market Value.......        --                     --                     --                     --
    EAFE Equity Index
     Fund
    Shares 1,105
    Cost $12,033
      Market Value.......        --                     --                     --                     --
  Receivable from
   Hartford Life And
   Annuity Insurance
   Company...............           41,021                    703                  2,979                 30,540
                               -----------            -----------            -----------            -----------
  Total Assets...........        2,779,569                588,616                269,631                 86,205
                               -----------            -----------            -----------            -----------
LIABILITIES:
  Payable to Hartford
   Life and Annuity
   Insurance Company.....           22,710                     35                    112                 30,307
                               -----------            -----------            -----------            -----------
  Total Liabilities......           22,710                     35                    112                 30,307
                               -----------            -----------            -----------            -----------
  Net Assets (variable
   life contract
   liabilities)..........       $2,756,859             $  588,581             $  269,519             $   55,898
                               -----------            -----------            -----------            -----------
                               -----------            -----------            -----------            -----------
VARIABLE LIFE INSURANCE
 POLICIES:
  Units owned by
   participants..........          254,890                 56,194                 21,819                  4,570
  Unit price.............       $10.815892             $10.290989             $11.811127             $10.034763
  Units owned by Hartford
   Life and Annuity
   Insurance Company.....        --                         1,000                  1,000                  1,000
  Unit price.............        --                    $10.290989             $11.811127             $10.034763

                                                     MORGAN STANLEY
                              MORGAN STANLEY            EMERGING            BT EQUITY         BT SMALL           BT EAFE

                              GLOBAL EQUITY          MARKETS EQUITY         500 INDEX         CAP INDEX       EQUITY INDEX

                            PORTFOLIO DIVISION     PORTFOLIO DIVISION     FUND DIVISION     FUND DIVISION     FUND DIVISION

                           --------------------   --------------------   ---------------   ---------------   ---------------

ASSETS:
  Investments in the J.P.
   Morgan Series Trust II
   Fund:
    J.P. Morgan Bond
     Portfolio
    Shares 50,098
    Cost $575,554
      Market Value.......        --                     --                    --                --                --

    J.P. Morgan Equity
     Portfolio
    Shares 202,128
    Cost $3,189,572
      Market Value.......        --                     --                    --                --                --

    J.P. Morgan Small
     Company Portfolio
    Shares 91,553
    Cost $1,213,908
      Market Value.......        --                     --                    --                --                --

    J.P. Morgan
     International
     Opportunities
     Portfolio
    Shares 99,779
    Cost $1,072,189
      Market Value.......        --                     --                    --                --                --

  Investments in Morgan
   Stanley Universal
   Funds, Inc.:
    Fixed Income
     Portfolio
    Shares 255,939
    Cost $2,760,330
      Market Value.......        --                     --                    --                --                --

    High Yield Portfolio
    Shares 56,803
    Cost $623,986
      Market Value.......        --                     --                    --                --                --

    Equity Growth
     Portfolio
    Shares 17,659
    Cost $245,605
      Market Value.......        --                     --                    --                --                --

    Value Portfolio
    Shares 5,010
    Cost $57,185
      Market Value.......        --                     --                    --                --                --

    Global Equity
     Portfolio
    Shares 31,364
    Cost $374,325
      Market Value.......       $  412,121              --                    --                --                --

    Emerging Markets
     Equity Portfolio
    Shares 2,332
    Cost $18,629
      Market Value.......        --                    $   16,583             --                --                --

  Investments in BT
   Insurance Fund Trust:
    Equity 500 Index Fund
    Shares 142,938
    Cost $1,657,993
      Market Value.......        --                     --                  $1,819,596          --                --

    Small Cap Index Fund
    Shares 1,493
    Cost $15,973
      Market Value.......        --                     --                    --              $   15,019          --

    EAFE Equity Index
     Fund
    Shares 1,105
    Cost $12,033
      Market Value.......        --                     --                    --                --              $   12,355

  Receivable from
   Hartford Life And
   Annuity Insurance
   Company...............              217                     72               59,936                 1                10

                               -----------            -----------        ---------------   ---------------   ---------------

  Total Assets...........          412,338                 16,655            1,879,532            15,020            12,365

                               -----------            -----------        ---------------   ---------------   ---------------

LIABILITIES:
  Payable to Hartford
   Life and Annuity
   Insurance Company.....              144                      5               59,260               197                72

                               -----------            -----------        ---------------   ---------------   ---------------

  Total Liabilities......              144                      5               59,260               197                72

                               -----------            -----------        ---------------   ---------------   ---------------

  Net Assets (variable
   life contract
   liabilities)..........       $  412,194             $   16,650           $1,820,272        $   14,823        $   12,293

                               -----------            -----------        ---------------   ---------------   ---------------

                               -----------            -----------        ---------------   ---------------   ---------------

VARIABLE LIFE INSURANCE
 POLICIES:
  Units owned by
   participants..........           35,700                  1,073              149,358               569               109

  Unit price.............       $11.231406             $ 8.030726           $12.187295        $ 9.446975        $11.081901

  Units owned by Hartford
   Life and Annuity
   Insurance Company.....            1,000                  1,000             --                   1,000             1,000

  Unit price.............       $11.231406             $ 8.030726             --              $ 9.446975        $11.081901

SA-6                                 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

 ICMG REGISTERED VARIABLE LIFE SEPARATE ACCOUNT ONE

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                HARTFORD
                                                 CAPITAL         HARTFORD       NEUBERGER&BERMAN
                            HARTFORD BOND     APPRECIATION     MONEY MARKET       AMT PARTNERS
                            FUND DIVISION     FUND DIVISION    FUND DIVISION   PORTFOLIO DIVISION
                           ---------------   ---------------   -------------   ------------------
INVESTMENT INCOME:
  Dividends..............      $40,807           $13,164          $161,672         $    36,993
EXPENSES:
  Mortality and expense
   risk undertakings.....       (4,309)           (1,817)          (19,477)             (9,394)
                               -------           -------       -------------   ------------------
  Net investment income
   (loss)................       36,498            11,347           142,195              27,599
                               -------           -------       -------------   ------------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on investment
   transactions..........         (761)           31,050           --                1,413,821
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................        9,876            14,591           --               (1,395,711)
                               -------           -------       -------------   ------------------
    Net realized and
     unrealized gain
     (loss) on
     investments.........        9,115            45,641           --                   18,110
                               -------           -------       -------------   ------------------
    Net increase in net
     assets resulting
     from operations.....      $45,613           $56,988          $142,195         $    45,709
                               -------           -------       -------------   ------------------
                               -------           -------       -------------   ------------------

   The accompanying notes are an integral part of these financial statements.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                 SA-7
--------------------------------------------------------------------------------

                                                 NEUBERGER&BERMAN
                            NEUBERGER&BERMAN       AMT LIMITED               VIP                    VIP
                              AMT BALANCED        MATURITY BOND         EQUITY-INCOME           HIGH INCOME
                           PORTFOLIO DIVISION   PORTFOLIO DIVISION    PORTFOLIO DIVISION     PORTFOLIO DIVISION
                           ------------------   ------------------   --------------------   --------------------
INVESTMENT INCOME:
  Dividends..............       $ 42,660              $15,780              $ 32,793               $ 14,178
EXPENSES:
  Mortality and expense
   risk undertakings.....         (3,532)              (2,641)               (6,304)                (1,001)
                                --------              -------              --------               --------
  Net investment income
   (loss)................         39,128               13,139                26,489                 13,177
                                --------              -------              --------               --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on investment
   transactions..........        (50,729)              (1,135)               41,758                (11,427)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................         48,011                  998                52,334                 (8,964)
                                --------              -------              --------               --------
    Net realized and
     unrealized gain
     (loss) on
     investments.........         (2,718)                (137)               94,092                (20,391)
                                --------              -------              --------               --------
    Net increase in net
     assets resulting
     from operations.....       $ 36,410              $13,002              $120,581               $ (7,214)
                                --------              -------              --------               --------
                                --------              -------              --------               --------

                                                                            ALGER AMERICAN
                                   VIP                   VIP II                 SMALL              ALGER AMERICAN

                                 OVERSEAS            ASSET MANAGER          CAPITALIZATION             GROWTH

                            PORTFOLIO DIVISION     PORTFOLIO DIVISION     PORTFOLIO DIVISION     PORTFOLIO DIVISION

                           --------------------   --------------------   --------------------   --------------------

INVESTMENT INCOME:
  Dividends..............        $ 26,241                $13,993                $17,750               $108,646

EXPENSES:
  Mortality and expense
   risk undertakings.....          (4,925)                (3,973)                (1,182)                (5,801)

                                 --------                -------                -------               --------

  Net investment income
   (loss)................          21,316                 10,020                 16,568                102,845

                                 --------                -------                -------               --------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on investment
   transactions..........          82,278                 13,011                    966                136,216

  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................         (79,115)                50,219                  6,222                139,319

                                 --------                -------                -------               --------

    Net realized and
     unrealized gain
     (loss) on
     investments.........           3,163                 63,230                  7,188                275,535

                                 --------                -------                -------               --------

    Net increase in net
     assets resulting
     from operations.....        $ 24,479                $73,250                $23,756               $378,380

                                 --------                -------                -------               --------

                                 --------                -------                -------               --------

SA-8                                 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

 ICMG REGISTERED VARIABLE LIFE SEPARATE ACCOUNT ONE

STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                                        J.P. MORGAN
                                J.P. MORGAN             J.P. MORGAN             J.P. MORGAN            INTERNATIONAL
                                   BOND                   EQUITY               SMALL COMPANY           OPPORTUNITIES
                            PORTFOLIO DIVISION*     PORTFOLIO DIVISION*     PORTFOLIO DIVISION*     PORTFOLIO DIVISION*
                           ---------------------   ---------------------   ---------------------   ---------------------
INVESTMENT INCOME:
  Dividends..............         $23,337                 $290,868               $  28,168                $  2,890
EXPENSES:
  Mortality and expense
   risk undertakings.....          (2,866)                 (10,686)                 (3,647)                 (3,466)
                                  -------                 --------              ----------                --------
  Net investment income
   (loss)................          20,471                  280,182                  24,521                    (576)
                                  -------                 --------              ----------                --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on investment
   transactions..........           2,709                   31,667                 (14,378)                (15,713)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................           9,089                   12,131                (128,085)                (22,518)
                                  -------                 --------              ----------                --------
  Net realized and
   unrealized gain (loss)
   on investments........          11,798                   43,798                (142,463)                (38,231)
                                  -------                 --------              ----------                --------
    Net increase in net
     assets resulting
     from operations.....         $32,269                 $323,980               $(117,942)               $(38,807)
                                  -------                 --------              ----------                --------
                                  -------                 --------              ----------                --------

  *  From inception, January 27, 1998 to December 31, 1998.
 **  From inception, February 10, 1998 to December 31, 1998.

   The accompanying notes are an integral part of these financial statements.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                 SA-9
--------------------------------------------------------------------------------

                              MORGAN STANLEY          MORGAN STANLEY          MORGAN STANLEY          MORGAN STANLEY
                               FIXED INCOME             HIGH YIELD             EQUITY GROWTH               VALUE
                            PORTFOLIO DIVISION*     PORTFOLIO DIVISION*     PORTFOLIO DIVISION*     PORTFOLIO DIVISION*
                           ---------------------   ---------------------   ---------------------   ---------------------
INVESTMENT INCOME:
  Dividends..............         $124,182                $ 40,423                $   678                 $ 2,039
EXPENSES:
  Mortality and expense
   risk undertakings.....           (9,480)                 (1,928)                (1,036)                   (113)
                                  --------                --------                -------                 -------
  Net investment income
   (loss)................          114,702                  38,495                   (358)                  1,926
                                  --------                --------                -------                 -------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on investment
   transactions..........           17,081                  (1,770)                30,437                      25
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................          (21,782)                (36,073)                21,047                  (1,520)
                                  --------                --------                -------                 -------
  Net realized and
   unrealized gain (loss)
   on investments........           (4,701)                (37,843)                51,484                  (1,495)
                                  --------                --------                -------                 -------
    Net increase in net
     assets resulting
     from operations.....         $110,001                $    652                $51,126                 $   431
                                  --------                --------                -------                 -------
                                  --------                --------                -------                 -------

                                                      MORGAN STANLEY
                              MORGAN STANLEY             EMERGING              BT EQUITY           BT SMALL             BT EAFE

                               GLOBAL EQUITY          MARKETS EQUITY           500 INDEX           CAP INDEX         EQUITY INDEX

                            PORTFOLIO DIVISION*     PORTFOLIO DIVISION*     FUND DIVISION**     FUND DIVISION**     FUND DIVISION**

                           ---------------------   ---------------------   -----------------   -----------------   -----------------


INVESTMENT INCOME:
  Dividends..............         $ 4,654                 $    89               $ 52,047            $    307             $  185

EXPENSES:
  Mortality and expense
   risk undertakings.....          (1,523)                    (77)                (7,439)               (691)              (350)

                                  -------                 -------               --------            --------             ------

  Net investment income
   (loss)................           3,131                      12                 44,608                (384)              (165)

                                  -------                 -------               --------            --------             ------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on investment
   transactions..........             719                    (912)                30,074             (39,253)             9,068

  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................          37,796                  (2,046)               161,603                (955)               322

                                  -------                 -------               --------            --------             ------

  Net realized and
   unrealized gain (loss)
   on investments........          38,515                  (2,958)               191,677             (40,208)             9,390

                                  -------                 -------               --------            --------             ------

    Net increase in net
     assets resulting
     from operations.....         $41,646                 $(2,946)              $236,285            $(40,592)            $9,225

                                  -------                 -------               --------            --------             ------

                                  -------                 -------               --------            --------             ------


  *  From inception, January 27, 1998 to December 31, 1998.
 **  From inception, February 10, 1998 to December 31, 1998.

SA-10                                HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

 ICMG REGISTERED VARIABLE LIFE SEPARATE ACCOUNT ONE

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                HARTFORD
                                                 CAPITAL         HARTFORD       NEUBERGER&BERMAN
                            HARTFORD BOND     APPRECIATION     MONEY MARKET       AMT PARTNERS
                            FUND DIVISION     FUND DIVISION    FUND DIVISION   PORTFOLIO DIVISION
                           ---------------   ---------------   -------------   ------------------
OPERATIONS:
  Net investment income
   (loss)................      $ 36,498          $ 11,347       $    142,195       $    27,599
  Net realized gain
   (loss) on investment
   transactions..........          (761)           31,050           --               1,413,821
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................         9,876            14,591           --              (1,395,711)
                           ---------------   ---------------   -------------   ------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        45,613            56,988            142,195            45,709
                           ---------------   ---------------   -------------   ------------------
UNIT TRANSACTIONS:
  Premiums...............       552,435           203,278          1,890,368         2,228,027
  Transfers..............           183             4,815         (1,463,668)           75,164
  Surrenders for benefit
   payments and fees.....          (162)             (551)           (43,121)             (996)
  Administrative fee.....          (157)             (751)            (9,103)           (4,138)
  Cost of insurance......        (2,941)           (7,887)          (325,071)          (79,037)
  Other activity.........         1,303           (12,761)           (85,977)          (56,790)
                           ---------------   ---------------   -------------   ------------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       550,661           186,143            (36,572)        2,162,230
                           ---------------   ---------------   -------------   ------------------
  Total increase
   (decrease) in net
   assets................       596,274           243,131            105,623         2,207,939
NET ASSETS:
  Beginning of period....       261,318           143,429          1,190,680           239,296
                           ---------------   ---------------   -------------   ------------------
  End of period..........      $857,592          $386,560       $  1,296,303       $ 2,447,235
                           ---------------   ---------------   -------------   ------------------
                           ---------------   ---------------   -------------   ------------------

   The accompanying notes are an integral part of these financial statements.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                SA-11
--------------------------------------------------------------------------------

                                                 NEUBERGER&BERMAN
                            NEUBERGER&BERMAN       AMT LIMITED               VIP                    VIP
                              AMT BALANCED        MATURITY BOND         EQUITY-INCOME           HIGH INCOME
                           PORTFOLIO DIVISION   PORTFOLIO DIVISION    PORTFOLIO DIVISION     PORTFOLIO DIVISION
                           ------------------   ------------------   --------------------   --------------------
OPERATIONS:
  Net investment income
   (loss)................       $ 39,128             $ 13,139             $   26,489              $ 13,177
  Net realized gain
   (loss) on investment
   transactions..........        (50,729)              (1,135)                41,758               (11,427)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................         48,011                  998                 52,334                (8,964)
                                --------             --------            -----------              --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............         36,410               13,002                120,581                (7,214)
                                --------             --------            -----------              --------
UNIT TRANSACTIONS:
  Premiums...............        795,242              349,098                933,346                68,929
  Transfers..............          9,453                 (985)              (117,771)                2,571
  Surrenders for benefit
   payments and fees.....        (29,598)            --                      (18,115)                 (346)
  Administrative fee.....           (801)                (614)                  (968)                 (265)
  Cost of insurance......        (22,132)              (6,616)               (27,708)               (2,954)
  Other activity.........          2,715                1,231                 11,411                (1,139)
                                --------             --------            -----------              --------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........        754,879              342,114                780,195                66,796
                                --------             --------            -----------              --------
  Total increase
   (decrease) in net
   assets................        791,289              355,116                900,776                59,582
NET ASSETS:
  Beginning of period....         31,897              246,265                495,012               103,614
                                --------             --------            -----------              --------
  End of period..........       $823,186             $601,381             $1,395,788              $163,196
                                --------             --------            -----------              --------
                                --------             --------            -----------              --------

                                                                            ALGER AMERICAN
                                   VIP                   VIP II                 SMALL              ALGER AMERICAN

                                 OVERSEAS            ASSET MANAGER          CAPITALIZATION             GROWTH

                            PORTFOLIO DIVISION     PORTFOLIO DIVISION     PORTFOLIO DIVISION     PORTFOLIO DIVISION

                           --------------------   --------------------   --------------------   --------------------

OPERATIONS:
  Net investment income
   (loss)................       $   21,316              $ 10,020               $ 16,568              $  102,845

  Net realized gain
   (loss) on investment
   transactions..........           82,278                13,011                    966                 136,216

  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................          (79,115)               50,219                  6,222                 139,319

                               -----------              --------               --------             -----------

  Net increase (decrease)
   in net assets
   resulting from
   operations............           24,479                73,250                 23,756                 378,380

                               -----------              --------               --------             -----------

UNIT TRANSACTIONS:
  Premiums...............          443,775               869,105                160,544                 300,718

  Transfers..............          389,508               (13,088)                 6,345                 270,043

  Surrenders for benefit
   payments and fees.....          (13,018)                 (425)                  (376)                   (200)

  Administrative fee.....             (945)               (1,925)                  (461)                   (871)

  Cost of insurance......          (21,626)              (18,832)                (6,000)                (10,590)

  Other activity.........            5,597                (4,680)                 6,983                 (38,412)

                               -----------              --------               --------             -----------

  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........          803,291               830,155                167,035                 520,688

                               -----------              --------               --------             -----------

  Total increase
   (decrease) in net
   assets................          827,770               903,405                190,791                 899,068

NET ASSETS:
  Beginning of period....          316,210                93,495                 91,927                 550,074

                               -----------              --------               --------             -----------

  End of period..........       $1,143,980              $996,900               $282,718              $1,449,142

                               -----------              --------               --------             -----------

                               -----------              --------               --------             -----------

SA-12                                HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

 ICMG REGISTERED VARIABLE LIFE SEPARATE ACCOUNT ONE

STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                                        J.P. MORGAN
                                J.P. MORGAN             J.P. MORGAN             J.P. MORGAN            INTERNATIONAL
                                   BOND                   EQUITY               SMALL COMPANY           OPPORTUNITIES
                            PORTFOLIO DIVISION*     PORTFOLIO DIVISION*     PORTFOLIO DIVISION*     PORTFOLIO DIVISION*
                           ---------------------   ---------------------   ---------------------   ---------------------
OPERATIONS:
  Net investment income
   (loss)................         $ 20,471               $  280,182              $   24,521              $     (576)
  Net realized gain
   (loss) on investment
   transactions..........            2,709                   31,667                 (14,378)                (15,713)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................            9,089                   12,131                (128,085)                (22,518)
                                  --------              -----------             -----------             -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............           32,269                  323,980                (117,942)                (38,807)
                                  --------              -----------             -----------             -----------
UNIT TRANSACTIONS:
  Premiums...............          602,426                3,312,134                 443,237               1,270,619
  Transfers..............        --                           2,042                 800,330                     310
  Surrenders for benefit
   payments and fees.....          (33,818)                (389,431)                (17,262)               (141,156)
  Administrative fee.....             (196)                  (1,042)                 (1,035)                   (347)
  Cost of insurance......          (16,664)                 (76,151)                (19,417)                (25,989)
  Other activity.........            1,297                    9,398                 (10,790)                (29,214)
                                  --------              -----------             -----------             -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........          553,045                2,856,950               1,195,063               1,074,223
                                  --------              -----------             -----------             -----------
  Total increase
   (decrease) in net
   assets................          585,314                3,180,930               1,077,121               1,035,416
NET ASSETS:
  Beginning of period....        --                       --                      --                      --
                                  --------              -----------             -----------             -----------
  End of period..........         $585,314               $3,180,930              $1,077,121              $1,035,416
                                  --------              -----------             -----------             -----------
                                  --------              -----------             -----------             -----------

   The accompanying notes are an integral part of these financial statements.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                SA-13
--------------------------------------------------------------------------------

                              MORGAN STANLEY         MORGAN STANLEY          MORGAN STANLEY          MORGAN STANLEY
                               FIXED INCOME            HIGH YIELD             EQUITY GROWTH               VALUE
                            PORTFOLIO DIVISION     PORTFOLIO DIVISION*     PORTFOLIO DIVISION*     PORTFOLIO DIVISION*
                           --------------------   ---------------------   ---------------------   ---------------------
OPERATIONS:
  Net investment income
   (loss)................       $  114,702               $ 38,495                $   (358)               $ 1,926
  Net realized gain
   (loss) on investment
   transactions..........           17,081                 (1,770)                 30,437                     25
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................          (21,782)               (36,073)                 21,047                 (1,520)
                               -----------               --------                --------                -------
  Net increase (decrease)
   in net assets
   resulting from
   operations............          110,001                    652                  51,126                    431
                               -----------               --------                --------                -------
UNIT TRANSACTIONS:
  Premiums...............        2,528,927                255,358                 125,859                 53,331
  Transfers..............          435,379                343,711                 113,615                  2,306
  Surrenders for benefit
   payments and fees.....         (283,284)             --                      --                      --
  Administrative fee.....           (1,234)                  (959)                   (162)                  (117)
  Cost of insurance......          (79,876)                (9,542)                 (7,267)                  (391)
  Other activity.........           31,770                   (639)                (13,652)                   338
                               -----------               --------                --------                -------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........        2,631,682                587,929                 218,393                 55,467
                               -----------               --------                --------                -------
  Total increase
   (decrease) in net
   assets................        2,741,683                588,581                 269,519                 55,898
NET ASSETS:
  Beginning of period....           15,176              --                      --                      --
                               -----------               --------                --------                -------
  End of period..........       $2,756,859               $588,581                $269,519                $55,898
                               -----------               --------                --------                -------
                               -----------               --------                --------                -------

                                                      MORGAN STANLEY
                              MORGAN STANLEY             EMERGING              BT EQUITY           BT SMALL             BT EAFE

                               GLOBAL EQUITY          MARKETS EQUITY           500 INDEX           CAP INDEX         EQUITY INDEX

                            PORTFOLIO DIVISION*     PORTFOLIO DIVISION*     FUND DIVISION**     FUND DIVISION**     FUND DIVISION**

                           ---------------------   ---------------------   -----------------   -----------------   -----------------


OPERATIONS:
  Net investment income
   (loss)................         $  3,131                $    12              $   44,608          $    (384)          $    (165)

  Net realized gain
   (loss) on investment
   transactions..........              719                   (912)                 30,074            (39,253)              9,068

  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................           37,796                 (2,046)                161,603               (955)                322

                                  --------                -------          -----------------   -----------------   -----------------

  Net increase (decrease)
   in net assets
   resulting from
   operations............           41,646                 (2,946)                236,285            (40,592)              9,225

                                  --------                -------          -----------------   -----------------   -----------------

UNIT TRANSACTIONS:
  Premiums...............          203,345                 22,054               1,671,457            773,076             342,476

  Transfers..............          175,845                 (1,288)                 24,566           (717,418)           (341,967)

  Surrenders for benefit
   payments and fees.....        --                      --                       (60,017)          --                  --

  Administrative fee.....             (100)                   (49)                 (1,529)              (610)               (270)

  Cost of insurance......          (13,633)                  (271)                (43,581)            (5,909)             (2,638)

  Other activity.........            5,091                   (850)                 (6,909)             6,276               5,467

                                  --------                -------          -----------------   -----------------   -----------------

  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........          370,548                 19,596               1,583,987             55,415               3,068

                                  --------                -------          -----------------   -----------------   -----------------

  Total increase
   (decrease) in net
   assets................          412,194                 16,650               1,820,272             14,823              12,293

NET ASSETS:
  Beginning of period....        --                      --                      --                 --                  --

                                  --------                -------          -----------------   -----------------   -----------------

  End of period..........         $412,194                $16,650              $1,820,272          $  14,823           $  12,293

                                  --------                -------          -----------------   -----------------   -----------------

                                  --------                -------          -----------------   -----------------   -----------------

SA-14                                Hartford Life and Annuity Insurance Company
--------------------------------------------------------------------------------

                         ICMG REGISTERED VARIABLE LIFE
                        SEPARATE ACCOUNT ONE OMNISOURCE
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

 1. ORGANIZATION:

    ICMG Registered Variable Life Separate Account One Omnisource (the Account) is a component of ICMG Registered Variable Life Separate Account One, a separate investment account within Hartford Life and Annuity Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. The Account consists of twenty five portfolios. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life insurance contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

 2. SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend income is accrued as of the ex-dividend date.

    b) SECURITY VALUATION -- The investments in shares of the funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1998.

    c) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3. ADMINISTRATION OF THE ACCOUNT AND
   RELATED CHARGES:

    a) MORTALITY AND EXPENSE RISK UNDERTAKINGS -- The Company, as issuer of variable life insurance contracts, provides the mortality and expense undertakings and, with respect to the Account, receives an annual fee up to 0.65% of the Account's average daily net assets.

    b) DEDUCTION OF OTHER FEES -- In accordance with the terms of the contracts, the Company makes deductions for the cost of insurance, administrative fees, state premium taxes and other insurance charges. These charges are deducted through termination of units of interest from applicable contractholders' accounts.

Hartford Life and Annuity Insurance Company                                  F-1
--------------------------------------------------------------------------------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of
Hartford Life and Annuity Insurance Company:

We have audited the accompanying statutory balance sheets of Hartford Life and Annuity Insurance Company (a Connecticut Corporation and wholly owned subsidiary of Hartford Life Insurance Company) (the Company) as of December 31, 1998 and 1997, and the related statutory statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statutory financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The Company presents its financial statements in conformity with statutory accounting practices as described in Note 1 of notes to statutory financial statements. When statutory financial statements are presented for purposes other than for filing with a regulatory agency, generally accepted auditing standards require that an auditors' report on them state whether they are presented in conformity with generally accepted accounting principles. The accounting practices used by the Company vary from generally accepted accounting principles as explained and quantified in Note 1.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the statutory financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of the Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998.

However, in our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with statutory accounting practices as described in Note 1.

                                         ARTHUR ANDERSEN LLP

Hartford, Connecticut
January 26, 1999

F-2                                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                                 BALANCE SHEETS
                               (STATUTORY BASIS)
                                     ($000)

                                                         AS OF DECEMBER 31,
                                                      -------------------------
                                                         1998          1997
                                                      -----------   -----------
 Assets
   Bonds...........................................   $ 1,453,792   $ 1,501,311
   Common stocks...................................        40,650        64,408
   Mortgage loans..................................        59,548        85,103
   Policy loans....................................        47,212        36,533
   Cash and short-term investments.................       469,955       309,432
   Other invested assets...........................         2,188        20,942
                                                      -----------   -----------
     Total cash and invested assets................     2,073,345     2,017,729
   Investment income due and accrued...............        20,126        15,878
   Premium balances receivable.....................           333           389
   Receivables from affiliates.....................            --         1,269
   Other assets....................................        45,358        22,788
   Separate account assets.........................    32,876,278    23,208,728
                                                      -----------   -----------
     Total Assets..................................   $35,015,440   $25,266,781
                                                      -----------   -----------
                                                      -----------   -----------
 Liabilities
   Aggregate reserves for future benefits..........   $   579,140   $   605,183
   Policy and contract claims......................         5,667         5,672
   Liability for premium and other deposit funds...     2,011,672     1,795,149
   Asset valuation reserve.........................        21,782        13,670
   Payable to affiliates...........................        19,271        20,972
   Other liabilities...............................      (974,882)     (754,393)
   Separate account liabilities....................    32,876,278    23,208,728
                                                      -----------   -----------
     Total liabilities.............................    34,538,928    24,894,981
                                                      -----------   -----------
 Capital and Surplus
   Common stock....................................         2,500         2,500
   Gross paid-in and contributed surplus...........       226,043       226,043
   Unassigned funds................................       247,969       143,257
                                                      -----------   -----------
     Total capital and surplus.....................       476,512       371,800
                                                      -----------   -----------
 Total liabilities, capital and surplus............   $35,015,440   $25,266,781
                                                      -----------   -----------
                                                      -----------   -----------

                 The accompanying notes are an integral part of
                  these statutory basis financial statements.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                  F-3
--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
                               (STATUTORY BASIS)
                                     ($000)

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
                                                         1998          1997          1996
                                                      -----------   -----------   -----------
 Revenues
   Premiums and annuity considerations.............   $   469,343   $   296,645   $   250,244
   Annuity and other fund deposits.................     2,051,251     1,981,246     1,897,347
   Net investment income...........................       129,982       102,285        98,441
   Commissions and expense allowances on
    reinsurance ceded..............................       444,241       396,921       370,637
   Reserve adjustment on reinsurance ceded.........     3,185,590     3,672,076     3,864,395
   Other revenues..................................       458,190       288,632       161,906
                                                      -----------   -----------   -----------
     Total revenues................................     6,738,597     6,737,805     6,642,970
                                                      -----------   -----------   -----------
 Benefits and expenses
   Death and annuity benefits......................        43,390        66,176        60,194
   Disability and other benefit payments...........         6,114         7,316         6,555
   Surrenders......................................       739,663       454,417       270,165
   Commissions and other expenses..................       666,515       564,077       491,637
   Increase (Decrease) in aggregate reserves for
    future benefits................................       (26,043)       33,213        27,351
   Increase in liability for premium and other
    deposit funds..................................       216,523       640,006       207,156
   Net transfers to separate accounts..............     4,956,007     4,914,980     5,492,964
                                                      -----------   -----------   -----------
     Total benefits and expenses...................     6,602,169     6,680,185     6,556,022
                                                      -----------   -----------   -----------
 Net gain from operations
   Before federal income tax (benefit) expense.....       136,428        57,620        86,948
   Federal income tax (benefit) expense............        35,887       (14,878)       19,360
                                                      -----------   -----------   -----------
 Net gain from operations..........................       100,541        72,498        67,588
   Net realized capital gains, after tax...........         2,085         1,544           407
                                                      -----------   -----------   -----------
 Net income........................................   $   102,626   $    74,042   $    67,995
                                                      -----------   -----------   -----------
                                                      -----------   -----------   -----------

                 The accompanying notes are an integral part of
                  these statutory basis financial statements.

F-4                                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                  STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
                               (STATUTORY BASIS)
                                     ($000)

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
                                                         1998          1997          1996
                                                      -----------   -----------   -----------
 Common stock,
   Beginning and end of year.......................   $     2,500   $     2,500   $     2,500
                                                      -----------   -----------   -----------
 Gross paid-in and contributed surplus,
   Beginning and end of year.......................   $   226,043   $   226,043   $   226,043
                                                      -----------   -----------   -----------
 Unassigned funds
   Balance, beginning of year......................   $   143,257   $    74,570   $     9,791
   Net income......................................       102,626        74,042        67,995
   Change in net unrealized capital gains (losses)
    on common stocks and other invested assets.....         1,688         2,186        (5,171)
   Change in asset valuation reserve...............        (8,112)       (6,228)          568
   Change in non-admitted assets...................        (1,277)       (1,313)        1,387
   Credit on reinsurance ceded.....................         9,787            --            --
                                                      -----------   -----------   -----------
   Balance, end of year............................   $   247,969   $   143,257   $    74,570
                                                      -----------   -----------   -----------
 Capital and surplus,
   End of year.....................................   $   476,512   $   371,800   $   303,113
                                                      -----------   -----------   -----------
                                                      -----------   -----------   -----------

                 The accompanying notes are an integral part of
                  these statutory basis financial statements.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                  F-5
--------------------------------------------------------------------------------

                            STATEMENTS OF CASH FLOWS
                               (STATUTORY BASIS)
                                     ($000)

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------
                                                         1998          1997          1996
                                                      -----------   -----------   -----------
 Operations
   Premiums and annuity considerations.............   $ 2,520,655   $ 2,277,874   $ 2,147,627
   Investment income...............................       127,425       101,991       106,178
   Other income....................................     4,092,964     4,381,718     4,396,892
                                                      -----------   -----------   -----------
     Total income..................................     6,741,044     6,761,583     6,650,697
                                                      -----------   -----------   -----------
   Benefits paid...................................       790,051       529,733       338,998
   Federal income taxes (received) paid on
    operations.....................................        25,780       (14,499)       28,857
   Other expenses..................................     5,859,063     5,754,725     6,254,139
                                                      -----------   -----------   -----------
     Total benefits and expenses...................     6,674,894     6,269,959     6,621,994
                                                      -----------   -----------   -----------
     Net cash from operations......................        66,150       491,624        28,703
                                                      -----------   -----------   -----------
 Proceeds from investments
   Bonds...........................................       633,926       614,413       871,019
   Common stocks...................................        34,010        11,481        72,100
   Mortgage loans..................................        85,275            --            --
   Other...........................................           127           152            10
                                                      -----------   -----------   -----------
     Net investment proceeds.......................       753,338       626,046       943,129
                                                      -----------   -----------   -----------
   Taxes paid on capital gains.....................            --            --           936
   Other cash provided.............................         1,269            --        41,998
                                                      -----------   -----------   -----------
     Total proceeds................................       820,757     1,117,670     1,012,894
                                                      -----------   -----------   -----------
 Cost of investments acquired
   Bonds...........................................       586,913       848,267       914,523
   Common stocks...................................         7,012        28,302        82,495
   Mortgage loans..................................        59,702        85,103            --
   Other...........................................         1,168        18,548           130
                                                      -----------   -----------   -----------
     Total investments acquired....................       654,795       980,220       997,148
                                                      -----------   -----------   -----------
 Other cash applied
   Other...........................................         5,439         4,848        12,220
                                                      -----------   -----------   -----------
     Total other cash applied......................         5,439         4,848        12,220
                                                      -----------   -----------   -----------
     Total applications............................       660,234       985,068     1,009,368
                                                      -----------   -----------   -----------
 Net change in cash and short-term investments.....       160,523       132,602         3,526
 Cash and short-term investments, beginning of
  year.............................................       309,432       176,830       173,304
                                                      -----------   -----------   -----------
 Cash and short-term investments, end of year......   $   469,955   $   309,432   $   176,830
                                                      -----------   -----------   -----------
                                                      -----------   -----------   -----------

                 The accompanying notes are an integral part of
                  these statutory basis financial statements.

F-6                                  Hartford Life and Annuity Insurance Company
--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
                               (STATUTORY BASIS)
                               DECEMBER 31, 1998
                 (AMOUNTS IN THOUSANDS UNLESS OTHERWISE STATED)

 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

ORGANIZATION

    Hartford Life and Annuity Insurance Company ("ILA" or "the Company"), formerly known as ITT Hartford Life and Annuity Insurance Company, is a wholly owned subsidiary of Hartford Life Insurance Company ("HLIC"), which is an indirect subsidiary of Hartford Life, Inc. ("HLI"), which is majority owned by The Hartford Financial Services Group, Inc. ("The Hartford"), formerly a wholly owned subsidiary of ITT Corporation ("ITT"). On February 10, 1997, HLI filed a registration statement, as amended, with the Securities and Exchange Commission relating to the initial public offering of HLI Class A Common Stock (the "Offering"). Pursuant to the Offering on May 22, 1997, HLI sold to the public 26 million shares, representing 18.6% of the equity ownership of HLI. On December 19, 1995, ITT Corporation distributed all the outstanding shares of The Hartford to ITT shareholders of record in an action known herein as the "Distribution". As a result of the Distribution, The Hartford became an independent, publicly traded company. During 1996, ILA re-domesticated from the State of Wisconsin to the State of Connecticut.

    ILA offers a complete line of ordinary and universal life insurance, individual annuities and certain supplemental accident and health benefit coverages.

BASIS OF PRESENTATION

    The accompanying ILA statutory basis financial statements were prepared in conformity with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners ("NAIC"), the State of Connecticut Department of Insurance and the State of Wisconsin for the 1996 period, as applicable. Certain prior year amounts and balances have been reclassified to conform with current year presentation.

    Current prescribed statutory accounting practices include accounting publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass accounting practices approved by State Insurance Departments. The Company does not follow any permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital.

    Final approval of the NAIC's proposed "Comprehensive Guide" on statutory accounting principles was distributed in 1998. The requirements are effective January 1, 2001, and are not expected to have a material impact on statutory surplus of the Company.

    The preparation of financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates. The most significant estimates include those used in determining the liability for aggregate reserves for future benefits and the liability for premium and other deposit funds. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

    Statutory accounting practices and generally accepted accounting principles ("GAAP") differ in certain significant respects. These differences principally involve:

(1) treatment of policy acquisition costs (commissions, underwriting and selling expenses, premium taxes, etc.) which are charged to expense when incurred for statutory purposes rather than on a pro-rata basis over the expected life of the policy for GAAP purposes;

(2) recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally, are only recorded for policy charges for the cost of insurance, policy administration and surrender charges assessed to policy account balances. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders and the retrospective deposit method is used in accounting for universal life and other types of contracts where the payment pattern is irregular or surrender charges are a significant source of profit. The prospective deposit method is used for GAAP purposes where investment margins are the primary source of profit;

(3) development of liabilities for future policy benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the NAIC which may vary considerably from interest and mortality assumptions used for GAAP financial reporting;

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                  F-7
--------------------------------------------------------------------------------

(4) providing for income taxes based on current taxable income (tax return) only for statutory purposes, rather than establishing additional assets or liabilities for deferred Federal income taxes to recognize the tax effect related to reporting revenues and expenses in different periods for financial reporting and tax return purposes;

(5) excluding certain GAAP assets designated as non-admitted assets (e.g., negative Interest Maintenance Reserve, past due agents' balances and furniture and equipment) from the balance sheet for statutory purposes by directly charging surplus;

(6) establishing accruals for post-retirement and post-employment health care benefits currently, or using a twenty year phase-in approach, whereas GAAP liabilities are recorded upon adoption of the applicable standard;

(7) establishing a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve); as well as the deferral and amortization of realized gains and losses, motivated by changes in interest rates during the period the asset is held, into income over the remaining life to maturity of the asset sold (Interest Maintenance Reserve); whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;
(8) the reporting of reserves and benefits net of reinsurance ceded, where risk transfer has taken place, whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets; as well as, the accounting for retroactive reinsurance which is immediately charged to surplus for statutory accounting purposes whereas GAAP precludes immediate gain recognition unless the ceding enterprise's liability to its policyholders is extinguished; as well as reinsurance ceded that fails to meet GAAP risk transfer guidelines would result in deposit accounting for GAAP where as for statutory, reserves ceded and assumed would be reflected in the statutory basis statements of operations;

(9) the reporting of fixed maturities at amortized cost, whereas GAAP requires that fixed maturities be classified as "held-to-maturity", "available-for-sale" or "trading", based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds were classified on a GAAP basis as "available-for-sale" and accordingly, those investments and common stocks were reflected at fair value with the corresponding impact included as a component of Stockholder's Equity designated as "Net unrealized capital gains (losses) on securities net of tax". For statutory reporting purposes, Change in Net Unrealized Capital Gains (Losses) on Common Stocks and Other Invested Assets includes the change in unrealized gains (losses) on common stock reported at fair value; and

(10) separate account liabilities are valued on the Commissioner's Annuity Reserve Valuation Method ("CARVM"), with the surplus generated recorded as a liability to the general account (and a contra liability on the balance sheet of the general account), whereas GAAP liabilities are valued at account value.

    As of and for the years ended December 31, the significant differences between Statutory and GAAP basis net income and capital and surplus for the Company are as follows:

                                         1998          1997          1996
                                     ------------  ------------  ------------
GAAP Net Income....................  $     74,525  $     58,050  $     41,202
Amortization and deferral of policy
 acquisition costs, net............      (331,882)     (345,657)     (341,571)
Change in unearned revenue
 reserve...........................        22,131         4,641        55,504
Deferred taxes.....................         2,476        47,092         2,090
Separate accounts..................       259,287       282,818       306,978
Asset impairments and
 write-downs.......................        17,250            --            --
Benefit reserve adjustment.........        32,759        24,666        (1,013)
Deposit accounting for Lyndon
 reinsurance (Note 3)..............        24,627            --            --
Other, net.........................         1,453         2,432         4,805
                                     ------------  ------------  ------------
Statutory Net Income...............  $    102,626  $     74,042  $     67,995
                                     ------------  ------------  ------------
                                     ------------  ------------  ------------
GAAP Capital and Surplus...........  $    648,097  $    570,469  $    503,887
Deferred policy acquisition
 costs.............................    (1,615,653)   (1,283,771)     (938,114)
Unearned revenue reserve...........       156,920       134,789       130,148
Deferred taxes.....................        68,936        64,522        12,823
Separate accounts..................     1,183,642       924,355       640,101
Asset impairments and
 write-downs.......................        17,250            --            --
Unrealized gains on bonds..........       (26,119)      (21,451)       (7,978)
Benefit reserve adjustment.........        65,029        16,378         7,035
Asset valuation reserve............       (21,782)      (13,670)       (7,442)
Adjustment relating to Lyndon
 contribution (Note 3).............            --       (23,671)      (36,126)
Other, net.........................           192         3,850        (1,221)
                                     ------------  ------------  ------------
Statutory Capital and Surplus......  $    476,512  $    371,800  $    303,113
                                     ------------  ------------  ------------
                                     ------------  ------------  ------------

    As more fully described in Note 3, Lyndon Insurance Company (Lyndon) was contributed to the Company on June 30, 1995. The GAAP net assets contributed exceeded the statutory basis net assets by $41,277 as of December 31, 1995, relating primarily to statutory reserves for future

F-8                                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

benefits, GAAP deposit accounting receivables and deferred tax liabilities. In 1998, the majority of the former Lyndon's assumed business was recaptured by the unaffiliated direct writer.

AGGREGATE RESERVES FOR FUTURE BENEFITS AND LIABILITY FOR PREMIUM AND OTHER DEPOSIT FUNDS

    Aggregate reserves for payment of future life, health and annuity benefits were computed in accordance with actuarial standards. Reserves for life insurance policies are generally based on the 1958 and 1980 Commissioner's Standard Ordinary Mortality Tables and various valuation rates ranging from 2.5% to 6%. Accumulation and on-benefit annuity reserves are based principally on individual annuity tables at various rates ranging from 2.5% to 8.75% and using CARVM. Accident and health reserves are established using a two year preliminary term method and morbidity tables based on Company experience.

    ILA has established separate accounts to segregate the assets and liabilities of certain annuity contracts that must be segregated from the Company's general assets under the terms of the contracts. The assets consist primarily of marketable securities reported at market value. Premiums, benefits and expenses of these contracts are reported in the statutory basis statements of operations.

INVESTMENTS

    Investments in bonds are carried at amortized cost. Bonds that are deemed ineligible to be held at amortized cost by the NAIC Securities Valuation Office ("SVO") are carried at the appropriate SVO published value. When a permanent reduction in the value of publicly traded securities occurs, the decrease is reported as a realized loss and the carrying value is adjusted accordingly. Short-term investments consist of money market funds and are stated at cost, which approximates fair value. Common stocks are carried at fair value with the current year change in the difference from cost reflected in surplus. Other invested assets are generally recorded at fair value.

    The Company uses a variety of derivative financial instruments as part of an overall risk management strategy. These instruments, including interest rate and foreign currency swaps, caps, and floors are used as a means of hedging exposure to price, foreign currency and/or interest rate risk on planned investment purchases or existing assets and liabilities. The Company does not hold or issue derivative financial instruments for trading purposes. Derivatives must be designated at inception as a hedge measured for effectiveness both at inception and on an ongoing basis. The Company's correlation threshold for hedge designation is 80% to 120%. If correlation, which is assessed monthly and measured based on a rolling three month average, falls outside the 80% to 120% range, hedge accounting will be terminated.

    Interest rate swaps involve the periodic exchange of payments without the exchange of underlying principal or notional amounts. Net receipts or payments are accrued and recognized over the life of the swap agreement as an adjustment to net investment income. Should the swap be terminated the gains or losses are adjusted into the basis of the asset or liability and amortized over the remaining life. Should the hedged asset be sold or liability terminated without terminating the swap position, any swap gains or losses are immediately recognized in net investment income. Interest rate swaps purchased in anticipation of an asset purchase ("anticipatory transaction") are recognized consistent with the underlying asset components such that the settlement component is recognized in the statutory basis statements of operations while the change in market value is recognized as an unrealized gain or loss. Foreign currency swaps are similar to interest rate swaps except there is an initial exchange of principal in two currencies and an agreement to re-exchange the currencies at a future date, at an agreed upon exchange rate.

    Premiums paid on purchased floor or cap agreements and the premium received on issued cap or floor agreements (used for risk management) are adjusted into the basis of the applicable asset and amortized over the asset life. Gains or losses on termination of such positions are adjusted into the basis of the asset or liability and amortized over the remaining asset life. Net payments are recognized as an adjustment to income or basis adjusted and amortized depending on the specific hedge strategy.

    Derivatives used to create a synthetic asset must meet synthetic accounting criteria, including designation at inception and consistency of terms between the synthetic and the instrument being replicated. Consistent with industry practice, synthetic instruments are accounted for like the financial instrument they are intended to replicate. Derivatives which fail to meet risk management criteria subsequent to acquisition, are accounted for at fair market value with the impact reflected in the statutory basis statements of operations.

    Open forward commitment contracts are marked to market through surplus. Such contracts are accounted for at settlement by recording the purchase of specified securities at the previously committed price. Gains or losses resulting from termination of the forward commitment contracts before the delivery of the securities are recognized immediately in the statutory basis statements of operations as a component of Net Realized Capital Gains, after tax.

    The Asset Valuation Reserve ("AVR") is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets. The reserve increased $8,112 and $6,228 in 1998 and 1997, respectively and decreased $(568) in 1996. Additionally, the Interest Maintenance Reserve ("IMR") captures net realized capital gains and losses, net

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                  F-9
--------------------------------------------------------------------------------

of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the life of the mortgage loan or bond sold. The IMR balance as of December 31, 1998 and December 31, 1997 was $452 and $(193), respectively and is reflected in Other Liabilities and as a component of non-admitted assets in Unassigned Funds for each of the years then ended. For the years ended December 31, 1998, 1997 and 1996, amortization of IMR is included in Other Revenues and was $(207), $(85) and $(392), respectively. Realized capital gains and losses, net of taxes not included in IMR are reported in the statutory basis statements of operations. Realized investment gains and losses are determined on a specific identification basis.

OTHER LIABILITIES

    The amount reflected in other liabilities includes a receivable from the separate accounts of $1,187 million and $923 million as of December 31, 1998 and 1997, respectively. The balances are classified in accordance with NAIC prescribed practices.
MORTGAGE LOANS

    Mortgage loans, which are carried at cost and approximate fair value, include investments in assets backed by mortgage loan pools.
 2. INVESTMENTS:

(A) COMPONENTS OF NET INVESTMENT INCOME

                                      1998        1997       1996
                                   ----------  ----------  ---------
Interest income from bonds and
 short-term investments..........  $  123,370  $  100,475  $  89,940
Interest income from policy
 loans...........................       3,133       1,958      1,846
Interest and dividends from other
 investments.....................       4,482       1,005      7,864
                                   ----------  ----------  ---------
Gross investment income..........     130,985     103,438     99,650
Less: investment expenses........       1,003       1,153      1,209
                                   ----------  ----------  ---------
Net investment income............  $  129,982  $  102,285  $  98,441
                                   ----------  ----------  ---------
                                   ----------  ----------  ---------

(B) COMPONENTS OF NET UNREALIZED CAPITAL GAINS (LOSSES) ON COMMON STOCKS

                                    1998       1997       1996
                                  ---------  ---------  ---------
Gross unrealized capital gains..  $   2,204  $     537  $     713
Gross unrealized capital
 losses.........................     (1,871)    (1,820)    (4,160)
                                  ---------  ---------  ---------
Net unrealized capital
 (losses)/gains.................        333     (1,283)    (3,447)
Balance, beginning of year......     (1,283)    (3,447)     1,724
                                  ---------  ---------  ---------
Change in net unrealized capital
 gains (losses) on Common
 stocks.........................  $   1,616  $   2,164  $  (5,171)
                                  ---------  ---------  ---------
                                  ---------  ---------  ---------

(C) COMPONENTS OF NET UNREALIZED CAPITAL GAINS (LOSSES) ON BONDS AND SHORT-TERM INVESTMENTS

                                   1998       1997        1996
                                ----------  ---------  ----------
Gross unrealized capital
 gains........................  $   10,905  $  23,357  $   11,821
Gross unrealized capital
 losses.......................        (833)    (1,906)     (3,842)
                                ----------  ---------  ----------
Net unrealized capital
 gains........................      10,072     21,451       7,979
Balance, beginning of year....      21,451      7,979      20,877
                                ----------  ---------  ----------
Change in net unrealized
 capital gains on bonds and
 short-term investments.......  $  (11,379) $  13,472  $  (12,898)
                                ----------  ---------  ----------
                                ----------  ---------  ----------

(D) COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)

                                        1998       1997       1996
                                      ---------  ---------  ---------
Bonds and short-term investments....  $   1,314  $    (120) $   2,756
Common stocks.......................      1,624         --         --
Real estate and other...............         (1)       114         --
                                      ---------  ---------  ---------
Realized capital (losses) gains.....      2,937         (6)     2,756
Capital gains (benefit) tax.........         --       (831)       936
                                      ---------  ---------  ---------
Net realized capital gains..........      2,937        825      1,820
Amounts transferred to IMR..........        852       (719)     1,413
                                      ---------  ---------  ---------
Net realized capital gains..........  $   2,085  $   1,544  $     407
                                      ---------  ---------  ---------
                                      ---------  ---------  ---------

(E) OFF-BALANCE SHEET INVESTMENTS

    The Company had no significant financial instruments with off-balance sheet risk as of December 31, 1998.

(F) CONCENTRATION OF CREDIT RISK

    The Company has invested in securities of a single issuer, Bankers Trust Corporation, in an amount greater than 10% of the Company's statutory capital and surplus. The statement value of this investment was $105,221 as of December 31, 1998. The NAIC ratings on these holdings were 1z and 2. Excluding this and U.S. government and government agency investments, the Company had no other significant concentrations of credit risk as of December 31, 1998.

F-10                                 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

(G) BONDS, SHORT-TERM INVESTMENTS AND COMMON STOCKS

                                                                                         1998
                                                                   ------------------------------------------------
                                                                                 GROSS        GROSS
                                                                   AMORTIZED   UNREALIZED   UNREALIZED   ESTIMATED
                                                                      COST       GAINS        LOSSES     FAIR VALUE
                                                                   ----------  ----------   ----------   ----------
U.S. government and government agencies and authorities:
  -- Guaranteed and sponsored....................................  $    4,982   $    35       $  (2)     $    5,015
  -- Guaranteed and sponsored -- asset-backed....................      75,615        --          --          75,615
States, municipalities and political subdivisions................      10,402       415          --          10,817
International governments........................................       7,466       568          --           8,034
Public utilities.................................................      94,475     1,330         (39)         95,766
All other corporate..............................................     607,679     8,473        (792)        615,360
All other corporate -- asset-backed..............................     505,900        --          --         505,900
Short-term investments...........................................     343,783        --          --         343,783
Certificates of deposit..........................................     130,216        84          --         130,300
Parents, subsidiaries and affiliates.............................     117,057        --          --         117,057
                                                                   ----------  ----------   ----------   ----------
Total bonds and short-term investments...........................  $1,897,575   $10,905       $(833)     $1,907,647
                                                                   ----------  ----------   ----------   ----------
                                                                   ----------  ----------   ----------   ----------

                                                                                 GROSS        GROSS
                                                                               UNREALIZED   UNREALIZED   ESTIMATED
                                                                     COST        GAINS        LOSSES     FAIR VALUE
                                                                   ---------   ----------   ----------   ----------
    Common stock -- unaffiliated.................................   $ 4,933      $  290      $   (50)     $ 5,173
    Common stock -- affiliated...................................    35,384       1,914       (1,821)      35,477
                                                                   ---------   ----------   ----------   ----------
    Total common stocks..........................................   $40,317      $2,204      $(1,871)     $40,650
                                                                   ---------   ----------   ----------   ----------
                                                                   ---------   ----------   ----------   ----------

                                                                                         1997
                                                                   ------------------------------------------------
                                                                                 GROSS        GROSS
                                                                   AMORTIZED   UNREALIZED   UNREALIZED   ESTIMATED
                                                                      COST       GAINS        LOSSES     FAIR VALUE
                                                                   ----------  ----------   ----------   ----------
U.S. government and government agencies and authorities:
  -- Guaranteed and sponsored....................................  $   11,114   $    55      $   (51)    $   11,118
  -- Guaranteed and sponsored -- asset-backed....................      55,506     1,056         (269)        56,293
States, municipalities and political subdivisions................      26,404       329           --         26,733
International governments........................................       7,609       500           --          8,109
Public utilities.................................................      73,024       754         (132)        73,646
All other corporate..............................................     517,715    14,110         (704)       531,121
All other corporate -- asset-backed..............................     630,069     5,005         (739)       634,335
Short-term investments...........................................     277,330        33           (8)       277,355
Certificates of deposit..........................................      93,770     1,515           (3)        95,282
Parents, subsidiaries and affiliates.............................      86,100        --           --         86,100
                                                                   ----------  ----------   ----------   ----------
Total bonds and short-term investments...........................  $1,778,641   $23,357      $(1,906)    $1,800,092
                                                                   ----------  ----------   ----------   ----------
                                                                   ----------  ----------   ----------   ----------

                                                                                 GROSS        GROSS
                                                                               UNREALIZED   UNREALIZED   ESTIMATED
                                                                     COST        GAINS        LOSSES     FAIR VALUE
                                                                   ---------   ----------   ----------   ----------
    Common stock -- unaffiliated.................................   $30,307       $537       $    --      $30,844
    Common stock -- affiliated...................................    35,384         --        (1,820)      33,564
                                                                   ---------     -----      ----------   ----------
    Total common stocks..........................................   $65,691       $537       $(1,820)     $64,408
                                                                   ---------     -----      ----------   ----------
                                                                   ---------     -----      ----------   ----------

    The amortized cost and estimated fair value of bonds and short-term investments as of December 31, 1998 by estimated maturity year are shown below. Asset-backed securities, including mortgage backed securities and collaterialized mortgage obligations, are distributed to maturity year based on ILA's estimates of the rate of future prepayments of principal over the remaining lives of the securities. Expected maturities differ from contractual maturities due to call or repayment provisions.

                                      AMORTIZED     ESTIMATED
             MATURITY                    COST       FAIR VALUE
-----------------------------------  ------------  ------------
One year or less...................  $    788,845  $    792,826
Over one year through five years...       689,025       692,811
Over five years through ten
 years.............................       308,661       310,357
Over ten years.....................       111,044       111,653
                                     ------------  ------------
Total..............................  $  1,897,575  $  1,907,647
                                     ------------  ------------
                                     ------------  ------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                 F-11
--------------------------------------------------------------------------------

    Proceeds from sales and maturities of investments in bonds and short-term investments during 1998, 1997 and 1996 were $1,354,563, $1,435,820 and
$1,139,073, respectively, resulting in gross realized gains of $1,705, $964 and $3,675, respectively, and gross realized losses of $391, $1,084 and $919, respectively, before transfers to IMR.

(H) FAIR VALUE OF FINANCIAL INSTRUMENTS BALANCE SHEET ITEMS (IN MILLIONS):

                                                1998                        1997
                                     --------------------------  --------------------------
                                       CARRYING     ESTIMATED      CARRYING     ESTIMATED
                                        AMOUNT      FAIR VALUE      AMOUNT      FAIR VALUE
                                     ------------  ------------  ------------  ------------
ASSETS
  Bonds and short-term
   investments.....................  $     1,898   $     1,908   $     1,779   $     1,800
  Common stocks....................           41            41            64            64
  Policy loans.....................           47            47            37            37
  Mortgage loans...................           60            60            85            85
  Other invested assets............            2             2            21            21
LIABILITIES
  Liabilities on investment
   contracts.......................  $     2,053   $     2,129   $     1,911   $     1,835

    The estimated fair value of bonds and short-term investments was determined by the Company primarily using NAIC market values. The carrying amounts for policy loans approximates fair value. The fair value of mortgage loans was determined by discounting future expected cash flows using interest rates currently being offered for similar loans. The fair value of liabilities on investment contracts is determined by forecasting future cash flows and discounting the forecasted cash flows at current market interest rates.

 3. AGGREGATE RESERVES FOR FUTURE BENEFITS

    The Company's existing reserves consist of life, health, annuity and supplementary contracts. The Company cedes and assumes insurance to and from non-affiliated insurers in order to limit its maximum loss. Such transfers do not relieve the Company or the unaffiliated reinsured of their primary liabilities. The Company cedes to RGA Reinsurance Company and its affiliate Employers Reassurance Corporation, on a modified coinsurance basis, 80% of the variable annuity business written since 1994 and 100% of the variable life and variable universal life excess sales load refund obligation effective 1998. There were no material reinsurance recoverables from reinsurers outstanding as of, and for the years ended, December 31, 1998 and 1997.

    A summary of reinsurance information as of and for the years ended December 31, follows:

1998                                    DIRECT       ASSUMED        CEDED          NET
-----------------------------------  ------------  ------------  ------------  ------------
Premium and Annuity
 Considerations....................  $    483,328  $     24,954  $    (38,939) $    469,343
Death, Annuity, Disability and
 Other Benefits....................  $     64,331  $      1,574  $    (16,401) $     49,504
Surrenders.........................  $    739,663  $         --  $         --  $    739,663
Aggregate Reserves for Future
 Benefits..........................  $    713,425  $         --  $   (134,285) $    579,140
Policy and Contract Claims.........  $      5,895  $         85  $       (313) $      5,667


1997                                    DIRECT       ASSUMED        CEDED          NET
-----------------------------------  ------------  ------------  ------------  ------------
Premium and Annuity
 Considerations....................  $    266,427  $     51,630  $    (21,412) $    296,645
Death, Annuity, Disability and
 Other Benefits....................  $     79,779  $        839  $     (7,126) $     73,492
Surrenders.........................  $    454,417  $         --  $         --  $    454,417
Aggregate Reserves for Future
 Benefits..........................  $    651,820  $         --  $    (46,637) $    605,183
Policy and Contract Claims.........  $      5,861  $        157  $       (346) $      5,672

1996                                    DIRECT       ASSUMED        CEDED          NET
-----------------------------------  ------------  ------------  ------------  ------------
Premium and Annuity
 Considerations....................  $    226,612  $     33,817  $    (10,185) $    250,244
Death, Annuity, Disability and
 Other Benefits....................  $     34,950  $     35,138  $     (3,339) $     66,749
Surrenders.........................  $    270,165  $         --  $         --  $    270,165

    In connection with the distribution described in Note 1, on June 30, 1995, the assets of Lyndon were contributed to the Company. The statutory basis assets in excess of statutory basis liabilities was approximately $112 million and was reflected as an increase in Gross Paid-In and Contributed Surplus at December 31, 1995. In 1998, the majority of former Lyndon's assumed business was recaptured by the unaffiliated direct writer. A ceding commission of $25,622 and change in reserve of $26,404 for the year ended December 31, 1998, is reflected in Other Revenue and Increase/(Decrease) in Aggregate Reserves for Future Benefits in the statutory basis statements of operations, respectively.

F-12                                 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

    Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics as of December 31, 1998 (including general and separate account liabilities) are as follows:

                                                          % OF
SUBJECT TO DISCRETIONARY WITHDRAWAL:        AMOUNT        TOTAL
---------------------------------------  -------------  ---------
With market value adjustment...........  $       4,563       0.0%
At book value less current surrender
 charge of 5% or more..................      1,378,056       4.1%
At market value........................     31,087,511      93.8%
                                         -------------  ---------
Total with adjustment or at market
 value.................................     32,470,130      97.9%
At book value without adjustment
 (minimal or no charge or
 adjustment)...........................        665,159       2.0%
Not subject to discretionary
 withdrawal............................         19,739       0.1%
                                         -------------  ---------
Reinsurance ceded......................     33,155,028
    Total, net.........................  $  33,155,028
                                         -------------
                                         -------------

 4. RELATED PARTY TRANSACTIONS:

    Transactions between the Company and its affiliates within The Hartford relate principally to tax settlements, reinsurance, rental and service fees, capital contributions and payments of dividends. The Company has also invested in bonds of its affiliates, Hartford Financial Services Corporation and HL Investment Advisors, Inc., and common stock of its subsidiary, ITT Hartford Life, LTD.

 5. FEDERAL INCOME TAXES:

    The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain adjustments, generally will be determined as though the Company were filing separate Federal, state and local income tax returns.

    As long as The Hartford continues to own at least 80% of the combined voting power and 80% of the value of the outstanding capital stock of HLI, the Company will be included for Federal income tax purposes in the consolidated group of which The Hartford is the common parent. It is the intention of The Hartford and its non-life subsidiaries to file a single consolidated Federal income tax return. The life insurance companies will file a separate consolidated Federal income tax return. Federal income taxes (received) paid by the Company for operations and capital gains were $25,780, $(14,499) and $29,793 in 1998, 1997 and 1996, respectively. The effective tax rate was 26%, (26)% and 22% in 1998, 1997 and 1996, respectively.

    The Company is currently under audit by the Internal Revenue Service (IRS) for the three year tax period ending 1995. The audit is not yet complete. As of December 31, 1998, the Company does not currently expect any material adjustments to arise from this audit.

    The following schedule provides a reconciliation of the tax provision at the U.S. Federal Statutory rate to Federal income tax (benefit) expense (in millions):

                                              1998       1997       1996
                                            ---------  ---------  ---------
Tax provision at U.S. Federal statutory
 rate.....................................  $      48  $      20  $      30
Tax deferred acquisition costs............         25         25         27
Statutory to tax reserve differences......          8          1         --
Unrealized gain on separate accounts......        (41)       (44)       (21)
Investments and other.....................         (4)       (17)       (17)
                                            ---------  ---------  ---------
Federal income tax (benefit) expense......  $      36  $     (15) $      19
                                            ---------  ---------  ---------
                                            ---------  ---------  ---------

 6.CAPITAL AND SURPLUS AND SHAREHOLDER DIVIDEND RESTRICTIONS:

    The maximum amount of dividends which can be paid, without prior approval, by State of Connecticut insurance companies to shareholders is generally restricted to the greater of 10% of surplus as of the preceding December 31st or the net gain from operations for the previous year. Dividends are paid as determined by the Board of Directors and are not cumulative. No dividends were paid in 1998, 1997 and 1996. The amount available for dividend in 1999 is $100,541.

 7. PENSION PLANS AND OTHER POST-RETIREMENT AND POST-EMPLOYMENT BENEFITS:

    HLI's employees are included in The Hartford's non-contributory defined benefit pension plans. These plans provide pension benefits that are based on years of service and the employee's compensation during the last ten years of employment. HLI's funding policy is to contribute annually an amount between the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, as amended, and the maximum amount that can be deducted for U.S. Federal income tax purposes. Generally, pension costs are funded through the purchase of affiliated group pension contracts. The cost to HLI was approximately $9,000 in 1998 and $7,000 in both 1997 and 1996.

    HLI also provides, through The Hartford, certain health care and life insurance benefits for eligible retired employees. A substantial portion of HLI's employees may become eligible for these benefits upon retirement. HLI's contribution for health care benefits will depend on the retiree's date of retirement and years of service. In addition, the plan has a defined dollar cap which limits average company contributions. HLI has prefunded a portion of the health care and life insurance obligations through trust funds where such prefunding can be accomplished on a tax effective basis. Postretirement health care and life insurance

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                 F-13
--------------------------------------------------------------------------------

benefits expense, allocated by The Hartford, was immaterial to the results of operations for 1998, 1997 and 1996.

    The assumed rate in the per capita cost of health care (the health care trend rate) was 7.8% for 1998, decreasing ratably to 5.0% in the year 2003. Increasing the health care trend rates by one percent per year would have an immaterial impact on the accumulated postretirement benefit obligation and the annual expense. To the extent that the actual experience differs from the inherent assumptions, the effect will be amortized over the average future service of covered employees.

 8. SEPARATE ACCOUNTS:

    The Company maintains separate account assets and liabilities totaling $32.9 billion and $23.2 billion as of December 31, 1998 and 1997, respectively. Separate account assets are reported at fair value and separate account liabilities are determined in accordance with CARVM, which approximates the market value less applicable surrender charges. Separate account assets are segregated from other investments, the policyholder assumes the investment risk, and the investment income and gains and losses accrue directly to the policyholder. Separate account management fees, net of minimum guarantees, were $360 million, $252 million and $144 million in 1998, 1997 and 1996, respectively, and are recorded as a component of other revenues on the statutory basis statements of operations.

 9. COMMITMENTS AND CONTINGENCIES:

    As of December 31, 1998, the Company had no material contingent liabilities, nor had the Company committed any surplus funds for any contingent liabilities or arrangements. The Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary and punitive damages have been asserted. Although there can be no assurances, at the present time the Company does not anticipate that the ultimate liability arising from such pending or threatened litigation, after consideration of provisions made for potential losses and costs of defense, will have a material adverse effect on the statutory capital and surplus of the Company.

    As discussed in Note 5, issues may potentially be raised by the IRS in future audits of open years. Management does not believe that possible audit adjustments will have a material effect on the statutory capital and surplus of the Company.

    Under insurance guaranty fund laws in each state, insurers licensed to do business can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The amount of any future assessments on ILA under these laws cannot be reasonably estimated. Most of the laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength. Additionally, guaranty fund assessments are used to reduce state premium taxes paid by the Company in certain states. ILA paid guaranty fund assessments of $1,043, $1,544 and $1,262 in 1998, 1997 and 1996, respectively. ILA incurred guaranteed fund expense of $548 in 1998, 1997 and 1996.